Exhibit 10.26

Option and licence deed

Mount Isa Solar Farm
Queensland

Vast Solar Pty. Ltd ACN 136 258 574

James Lyne Lord and Marjorie Annette Lord

8	Landowners’ warranties		21
	8.1	Landowners’ warranties	21
	8.2	Existing Mortgagee	22

9	Payments		22
	9.1	Option Payment	22
	9.2	Development Support Fee	22
	9.3	Costs	22

10	Termination		23
	10.1	The Developer’s discretion	23
	10.2	Effect of termination	23

11	Notices		23
	11.1	Form of Notice	23
	11.2	How Notice must be given and when Notice is received	24
	11.3	Notice must not be given by facsimile transmission	24

12	Goods and services tax		24

13	Confidentiality		25

14	Dispute resolution		26
	14.1	Decision by expert	26
	14.2	Selecting expert	26
	14.3	Expert’s decision	26
	14.4	Expert’s fees	26
	14.5	Replacement expert	26
	14.6	Alternative dispute resolution	27
	14.7	Continued performance	27

15	Power of Attorney		27
	15.1	Appointment of Developer as attorney	27
	15.2	Delegation of Attorney	27
	15.3	Ratification	27
	15.4	Indemnity	27
	15.5	Reliance	27
	15.6	No Revocation and further assurance	28

16	Other matters		28
	16.1	Governing law and jurisdiction	28
	16.2	Invalidity and enforceability	28
	16.3	Waiver	28
	16.4	Variation	28
	16.5	Further action to be taken at each party’s own expense	29
	16.6	Entire agreement	29
	16.7	Inconsistency	29
	16.8	No merger	29
	16.9	No reliance	29
	16.10	No derogation from other rights	29
	16.11	Counterparts and electronic execution	29
	16.12	Relationship of the parties	29
	16.13	Payments under this deed	30
	16.14	No implied terms	30

Schedule 1	Dictionary	31

Schedule 2	Reference Items	37

Schedule 3	Option Notice	38

Schedule 4	Initial Plan	39

Execution page		41

Annexure A - Lease		43

Annexure B - Easement		115

Annexure C - Financier Deed		125

Annexure D - Compensation Deed		145

Annexure E - Power of Attorney		153

Annexure F - Example calculation of Rolling Term Premises Lease Fee		158

Date:              19 March 2021

Parties

1	Vast Solar Pty Ltd ACN 136 258 574 of [***] (Developer)

2	James Lyne Lord and Marjorie Annette Lord of [***] (Landowners)

Background

A	The Landowners are the registered lessees of the Land.

B	The Landowners agree to grant to the Developer:

(i)            a licence to occupy and use the Site;

(ii)           an Option to sub lease the whole or part of the Site; and

(iii)          alternative tenure options for the Site,

on the terms of this deed.

The parties agree

1	Defined terms and interpretation

1.1	Definitions in the Dictionary

A term or expression starting with a capital letter:

(a)	which is defined in the Dictionary in Schedule 1 (Dictionary), has the meaning given to it in the Dictionary;

(b)	which is defined in the Corporations Act, but is not defined in the Dictionary, has the meaning given to it in the Corporations Act; and

(c)	which is defined in the GST Law, but is not defined in the Dictionary or the Corporations Act, has the meaning given to it in the GST Law.

1.2	Interpretation

The interpretation clause in Schedule 1 (Dictionary) sets out rules of interpretation for this deed.

2	Conditions Precedent

2.1	Approvals

(a)	The grant of any Lease is subject to and conditional on:

(i)	the Minster approving the Lease under section 332 of the Land Act on terms and conditions acceptable to the Developer in its absolute discretion (Lease Approval); and

(ii)	the Minster approving additional purposes and development under section 154 of the Land Act to allow the Premises to be developed and used for the Permitted Use on terms and conditions acceptable to the Developer in its absolute discretion (Use Approval)

(together, the Lease CP Approvals).

(b)	The grant of any Easement is subject to and conditional on the Chief Executive approving the creation of the Easements under section 362 of the Land Act on terms and conditions acceptable to the Developer in its absolute discretion (Easement CP Approval)

(c)	The Developer may:

(i)	apply to the Minister for its approval to any Lease;

(ii)	apply to the Minister for its approval to add additional purposes to the Landowners’ leasehold interest to allow the Premises to be used for the Permitted Use;

(iii)	apply to the Chief Executive for its approval to the creation of the Easements to allow the Premises to be used for the Permitted Use; and

if an application is made, the Developer must notify the Landowners of the determination of the Minister and Chief Executive after receiving it.

(d)	The Landowners consent to the Developer making an application to DNRME for any CP Approvals.

(e)	The Landowners must, at the Developer’s request do all things necessary and execute all such applications, consents and documents as the Developer reasonably requires within 10 Business Days of request to assist to obtain any CP Approvals. If necessary, the Landowners must engage directly with the relevant parties to progress the applications for the CP Approvals, and must comply with the reasonable directions of the Developer in doing so.

(f)	If the Landowners fail to comply with clause 2.1(e) the Developer may sign any necessary documents, consents or approvals pursuant to the Power of Attorney.

(g)	The Developer may waive any one or more of the Conditions Precedent (or any part of a Condition Precedent), on giving written notice to the Landowners.

2.2	Consequences

(a)	The Developer must promptly give notice to the Landowners once a Condition Precedent has been satisfied.

(b)	If:

(i)	the Minister or Chief Executive refuses an application for a CP Approval;

(ii)	a CP Approval is not obtained before the expiry of the Term;

(iii)	the terms and conditions of any CP Approval are not acceptable to the Developer in its absolute discretion; or

(iv)	the Developer reasonably believes that the Conditions Precedent will not be satisfied for any reason,

then the Developer may terminate this deed by notice to the Landowners.

3	Consents and approvals

3.1	Applications

(a)	The Developer must obtain, at its expense, any necessary Development Approvals and Water Approvals for an activity contemplated by this deed before commencing the relevant activity.

(b)	The Developer may:

(i)	prepare and submit applications for Development Approvals and Water Approvals and any supporting information or material (for example, an environmental assessment or environmental management plan and studies of the Land and its environments); and

(ii)	seek and make submissions in support of a change to the relevant planning controls affecting the Land.

3.2	No objection

The Landowners must:

(a)	not object, or cause or encourage any third party to object, to any application for the Development Approvals, the Water Approvals, the CP Approvals or (if applicable) changes to the relevant planning controls affecting the Land made by or on behalf of the Developer;

(b)	if required by the Developer, take all reasonable steps to assist the Developer to obtain the Development Approvals, the Water Approvals and (if applicable) changes to the relevant planning controls affecting the Land;

(c)	if required by the Developer, sign applications for the Development Approvals and the Water Approvals;

(d)	not bring, or cause or encourage any third party to bring, any proceedings or appeals in relation to any Development Approvals, the Water Approvals, the CP Approvals or (if applicable) changes to the relevant planning controls affecting the Land; and

(e)	not take any steps that are inconsistent with any Development Approvals, Water Approvals, or applications for any Development Approvals, Water Approvals, the CP Approvals or (if applicable) changes to the relevant planning controls affecting the Land.

3.3	Development Support Fee

(a)	The Development Support Fee is payable by the Developer to the Landowners annually in advance in respect of the period commencing on the date of this deed and expiring on the earlier of:

(i)	termination of this deed; and

(ii)	the Commencing Date of the last Lease granted under the Option.

(b)	The Developer must pay the first instalment of the Development Support Fee to the Landowners within 10 Business Days after the later of:

(i)	the Developer receiving this deed executed by the Landowners;

(ii)	the Landowners providing to the Developer the deed of covenant required by clause 8.2 as executed by the Landowners and the Existing Mortgagee (if any); and

(iii)	the Landowners giving the Developer a valid tax invoice in respect of the Development Support Fee.

3.4	Water Management Plan

(a)	The Developer and the Landowners will work together in good faith to agree a Water Management Plan for the Site, and the surrounding land, which amongst other things will explore the feasibility of the Developer harvesting and/or managing water either by:

(i)	access to bores or dams and purchasing that water from the Landowners; or

(ii)	bringing water onto the Site for the Solar Farm.

(b)	The Developer will work with the Landowners during the application process for Water Approvals to ensure that the Landowners’ access to water in respect of the Land and adjacent land owned by the Landowners are not negatively impacted by any water rights granted to or exercised by the Developer for the Solar Farm.

(c)	If the Developer and the Landowners agree that the Developer may use water from the Landowner’s supplies on the Land at any time, then the Developer must pay a market rate to the Landowners for the use of that water. The market rate payable is to be determined having regard to the nature of the particular water used by the Developer as follows:

(i)	standpipe key bond: $225.00;

(ii)	potable water (per KL) minimum charge $50.00: $2.80; and

(iii)	bore water (per KL): $2.20.

(d)	At the election of the Landowner during initial construction of the Solar Farm, the Developer must relocate up to two (2) dams, which are situated on or close to the Site, at the cost and expense of the Developer. The new dams will be constructed in two of the locations shown by the four black dots on the additional plan attached with the Initial Plan at Schedule 4. It is agreed that one of the positions will be the black dot to the north, and the second position will be one of the three southerly black dots as agreed between the parties (acting reasonably with regard to the position and the nature of the Solar Farm development). The relocated dams must be substantially similar to the existing dams, and the works of relocation and construction of the new dams must be completed to the satisfaction of the Landowners (acting reasonably).

3.5	Fire Management Plan

The Developer and the Landowners will work together in good faith to agree a ‘Fire Management Plan’ for the Site. The Developer must pay all costs associated with the implementation of any Fire Management Plan for the Site.

4	Investigations and access

4.1	Investigations

(a)	The Landowners grant to the Developer and persons authorised by the Developer a non-exclusive licence to enter and remain on any part of the Site at any time by any reasonable route and using protocols agreed with the Landowners acting reasonably to conduct the Permitted Use referred to in paragraph (a) of the definition of “Permitted Use” including:

(i)	undertake any surveys that the Developer considers necessary to determine whether any part of the Site is suitable for a Solar Farm and, if it is, the best location for the relevant components which will make up the Solar Farm including, but not limited to, undertaking:

(A)	light monitoring activities, including installing, operating and maintaining Light and Weather Monitoring Equipment on the Site to accurately measure the solar irradiance on the Land from sun up to sun down;

(B)	any excavation, storage or housing of equipment reasonably necessary for any other purpose under this clause 4.1(a)(1);

(C)	any fencing required to protect Light and Weather Monitoring Equipment and other equipment installed or used by the Developer;

(D)	anything necessary to prepare applications for and obtain Development Approvals; and

(E)	archaeological, geological, geotechnical, heritage, ecological and other investigations, surveys, studies and tests,

during the Licence Period.

(b)	Subject to clause 4.1 (c), the Developer must promptly reinstate the Site to the extent practicable following the conclusion of all surveys conducted under clause 4.1(a)(i), unless otherwise agreed with the Landowners.

(c)	For the purpose of carrying out any activities under clause 4.1(a), the Developer may cut back, trim or remove any vegetation and/or trees from any part of the Site. The Developer is not required to make good, reinstate or replant vegetation or trees removed under this clause 4.1.

4.2	Investigations

The Developer must ensure that its activities pursuant to clause 4.1 are undertaken:

(a)	in a proper and workmanlike manner;

(b)	in accordance with all Laws;

(c)	subject to clause 4.1(c), so as to cause as little damage as is reasonably practicable to roads, buildings, gates, fences and vegetation on the Land, except as necessary to undertake the relevant activity ;

(d)	so that the people who enter the Site for the purposes of the relevant activity leave gates as they find them; and

(e)	in accordance with the Biosecurity Management Plan.

4.3	Ownership of Solar Farm

Despite any rule of Law or equity, any part of the Solar Farm or other improvements or installations installed by the Developer (other than the Access Roads) will be deemed to remain the property of the Developer even if affixed to any part of the Site.

5	Developer’s obligations and rights

5.1	Insurance

(a)	The Developer must have a current insurance policy covering:

(i)	public liability in connection with the exercise of its rights under this deed for at least $20 million in the aggregate;

(ii)	workers compensation insurances as required by Law;

(iii)	any other insurances for an amount and on terms a reasonable licensee in the position of the Developer would normally take out.

(b)	The Landowners must not knowingly do or permit anything on the Land which may cause any insurances effected by the Developer in respect of any part of the Land to be vitiated or rendered void or voidable or which may increase the premiums for those insurances.

(c)	The Developer must provide the Landowners with a copy of the certificate of currency for insurances it is required to effect under this deed, if requested by the Landowners (but not more often than once in each 12 month period).

5.2	Release of Landowners

(a)	The Developer uses the Land at its own risk and the Landowners accept no responsibility for any loss or damage to the property of the Developer.

(b)	To the extent not prohibited by law, the Developer releases the Landowners from any liability which the Developer suffers or incurs or is liable for arising from or in respect of:

(i)	any loss or damage to the Developer’s property;

(ii)	any loss or damage resulting from the Developer’s use of the Land;

(iii)	the death of, or injury to, any person who is on the Land.

(c)	The release in this clause 5.2 does not apply to the extent to which any liability arises from:

(i)	a negligent or malicious act or default of the Landowners; or

(ii)	a contravention of a Law by the Landowners.

5.3	Developer’s risk and indemnity

(a)	The Developer must indemnify and keep indemnified the Landowners against all direct and indirect losses, damages or expenses which the Landowners may suffer or incur arising from damage to or destruction of property or personal injury or death caused by any wrongful act, wrongful omission, negligence or default of the Developer in connection with the use by the Developer of the Land under this deed.

(b)	The indemnity in clause 5.3(a) does not apply to the extent to which any liability arises from:

(i)	a negligent or malicious act or default of the Landowners; or

(ii)	a contravention of a Law by the Landowners.

5.4	Assignment, novation or nomination

(a)	The Developer may assign the benefit or novate the benefit and burden of this deed to any Vast Solar Entity without the Landowners’ consent.

(b)	The Developer may assign the benefit or novate the benefit and burden of this deed to any third party other than a Vast Solar Entity with the Landowners’ consent, such consent not to be unreasonably withheld or delayed.

(c)	The Developer may nominate a third party to be the:

(i)	tenant under any Lease at any time prior to the relevant Commencing Date; or

(ii)	grantee under any Easement at any time prior to the exercise of the Option for that Easement.

(d)	If the Developer assigns, novates or nominates under this clause 5.4, that assignment, novation or nomination will release the Developer from any obligations under this deed that arise after the date that the assignment, novation or nomination becomes effective.

(e)	The Landowners will execute any document (for example a deed of novation) reasonably required by the Developer to give effect to this clause 5.4. If the Developer assigns or novates this deed under this clause 5.4 before the completion of the assignment or novation, the Developer must procure that the Vast Solar Entity or other third party to whom this deed is assigned or novated executes a deed with the Landowners under which it covenants to comply with the terms of this deed in favour of the Landowners.

(f)	If the Developer nominates a third party to be:

(i)	tenant under any Lease; or

(ii)	grantee under any Easement,

on and from the date of such nomination, the nominee will be entitled to the benefit of this deed in addition to the Developer. For the purposes of section 55 of the Property Law Act 1974 (Qld), the provisions of this deed which benefit the Developer are covenants for the benefit not only of the Developer but also of a currently unidentified nominee (Third Party Provision). If the Developer nominates a nominee under this clause 5.4 then from the date of nomination the nominee is taken to have accepted the benefit of the Third Party Provisions and may enforce the Third Party Provisions directly against the Landowners.

5.5	Using this deed or Solar Farm as security

(a)	The Developer is entitled to use this deed and any part of the Solar Farm as security without the Landowners’ consent (for example, by mortgaging, charging or otherwise encumbering (by way of assignment or otherwise) the Developer’s interest in or rights under or in respect of this deed or the Solar Farm.

(b)	If any person with the benefit of any security contemplated by clause 5.5(a) enforces that security, that person, or any other person appointed by them in connection with the enforcement of the security, may assign the benefit of this deed without the Landowners’ consent, but only if the assignee signs a deed to observe and be bound by the terms of this deed.

6	Landowners’ obligations and rights

6.1	No obstruction

(a)	The Landowners must not obstruct or interfere in any way with the passage of light and solar radiation across the Site or the Permitted Use.

(b)	The Landowners must not interfere with, obstruct or damage any of the Developer’s other activities or property on the Site.

6.2	Vegetation, structures and undertakings

(a)	The Landowners must not without the Developer’s prior written consent do any of the following on any part of the Site:

(i)	operate or permit the operation of any undertaking which in the reasonable opinion of the Developer impacts on the ability of the Solar Farm to efficiently convert solar irradiation to electricity;

(ii)	plant or permit anyone else to plant trees or shrubs; or

(iii)	construct or install, or permit the construction or installation of, a building or structure.

(b)	The Landowners must not without the Developer’s written consent plant or permit anyone else to plant trees or shrubs, or construct or install or permit the construction or installation of any building or other structure, on or adjacent to the Site.

(c)	The Developer will not unreasonably withhold consent (but may give consent subject to reasonable conditions) if the Landowners demonstrate to the Developer’s satisfaction that the proposed vegetation, building, structure or undertaking will not adversely affect the Solar Farm.

(d)	The Landowners must promptly, at its own cost:

(i)	remove any vegetation, building or structure planted or erected; and/ or

(ii)	cease or procure the cessation of any undertaking,

in breach of clause 6.2(a) or clause 6.2(b), as notified by the Developer.

(e)	If the Landowners fail to comply with clause 6.2(d) within a reasonable time, the Developer may remove the non-compliant vegetation, building or structure or arrange for the cessation of the undertaking, at the Landowners’ expense. The Landowners must reimburse any expenses incurred under this clause within 10 Business Days after request.

6.3	Buffer Land

The Developer or the Tenant under a Lease may register an easement to secure the Landowners’ obligations in respect of the Buffer Land (referred to in the Lease), and the Landowners must sign all documentation necessary for the registration of an easement over the Buffer Land in favour of the Tenant, on reasonable terms.

6.4	Exclusivity

(a)	The Landowners must not during the Term do or allow anyone to do anything that would conflict with the Permitted Use including:

(i)	install or permit any person other than the Developer to install any light or weather monitoring equipment or solar photovoltaic generated electricity plant on the Exclusivity Area;

(ii)	grant rights to any third party to investigate or undertake feasibility studies in relation to the light and solar radiation resource that flows across the Exclusivity Area;

(iii)	grant any rights to any third party that may conflict or interfere with the Developer’s rights under this deed;

(iv)	enter into, continue or participate in discussions or negotiations with any person other than the Developer in relation to the Exclusivity Area or the installation or construction of a Solar Farm, renewable energy generation or energy storage plant and equipment on the Exclusivity Area;

(v)	access the Site without the Developer’s consent, which shall not be unreasonably withheld where the Developer has received reasonable prior written notice from the Landowners of the requirement to access and the Landowners have met all of the Developer’s access and induction requirements; or

(vi)	permit any third party to view, examine or inspect the Solar Farm or any installations installed, erected or constructed on the Site by the Developer (except as required or permitted by the Developer).

(b)	Where access to the Site is granted under clause 6.4(a)(v) the Landowners must at all times comply with the requirements and directions of the Developer including any of the Developer’s induction and WHS Law requirements.

6.5	Dealings with Land

(a)	The Landowners must not Dispose or agree to Dispose of, or grant an option for a Disposal of, all or any part of the Site without the Developer’s written consent, which must not be unreasonably withheld or delayed if:

(i)	the Disposal would not be inconsistent with the Developer’s rights under this deed or any Lease or Easement granted under the Option; or

(ii)	it is a transfer to another direct family member of the Landowners,

and the Landowners comply with clause 6.5(b).

(b)	If at any time during the Term the Landowners wish to Dispose of all or any part of the Site the Landowners must:

(i)	notify the Developer;

(ii)	give notice of this deed and any Financier Deed to each other party to the Disposal (Other Parties); and

(iii)	in the case of a sale or transfer, procure that before the completion of the Disposal the Other Parties provide a Power of Attorney and execute a deed with the Developer under which the Other Parties:

(A)	acknowledge that the Disposal and the Other Parties’ interest in the Site are and will be subject to this deed and any Financier Deed; and

(B)	covenant to comply with the terms of this deed and any Financier Deed as if the Other Parties were named as Landowners respectively in this deed and any Financier Deed to the extent that those terms apply to the part of the Site or the interest the subject of the Disposal, such deed to be on terms and conditions acceptable to the Developer acting reasonably.

(c)	If the Landowners breach this clause 6.5, the Developer may withhold payments otherwise due to the Landowners under this deed, in addition to any other legal remedy available to the Developer.

(d)	The Landowners must not grant any mortgage or charge in the Site without consent of the Developer.

(e)	The Developer may require as a condition of any consent to any mortgage or charge given under clause 6.5(d) that the mortgagee or chargee consents to this deed and any Lease or Easement granted under the Option on terms acceptable to the Developer, acting reasonably.

(f)	Before disclosing this deed to any Other Parties the Landowners must ensure that the Other Parties agree in a form acceptable to the Developer not to disclose this deed or any terms of it other than to its advisors and employees.

6.6	Financier Deed

(a)	The Landowners acknowledge that the Developer’s Financiers from time to time may require the Landowners and the Developer to enter into a deed that protects the Financiers’ rights pursuant to their security (Financier Deed) and that (among other things):

(i)	includes an acknowledgement and consent by the Landowners to the Financiers’ security and confirmation that the exercise by the Financiers of any rights under its security will not constitute a default or give rise to a right of termination under this deed or any Lease;

(ii)	entitles the Financiers to exercise all the Developer’s rights under this deed and any Lease;

(iii)	requires the Landowners to provide the Financier with notice of any default or proposed termination under this deed or any Lease and allow the financiers an additional cure period of not less than 20 Business Days to remedy that default prior to exercising any right of termination under this deed or any Lease;

(iv)	allows the Financiers to lodge a mortgage on the title to any Lease;

(v)	allows the Financiers to assign this deed or any Lease (or both if applicable) to a third party without consent; and

(vi)	is capable of assignment by the Financiers without the consent of the Landowners.

(b)	The Landowners must:

(i)	if requested by the Developer, promptly and in any event within 20 Business Days of receipt, execute a Financier Deed in the form attached at Annexure C, with such amendments as are reasonably required by the Developer’s Financiers;

(ii)	not Dispose of the Land or any part of it unless the Other Parties covenant to be bound by any Financier Deed as the Landowners are bound; and

(iii)	obtain the written consent of any mortgagee of the Site to any Financier Deed on terms reasonably satisfactory to the Developer’s Financiers.

(c)	The Landowners must do all things reasonably required by the Developer’s Financiers to facilitate the Developer’s requirements for finance.

6.7	Substations and Switching Stations

(a)	The Landowners agree that the Development Approval and/ or an Authority may require:

(i)	one or more electrical substations and/ or switching stations to be constructed on a portion of the Site (Substation and Switching Station Site(s));

(ii)	the Site to be subdivided so that the Substation and Switching Station Site(s) is a separate lot or multiple lots, as required by the Development Approval or Authority; and

(iii)	the Substation and Switching Station Site(s), once subdivided to be transferred in fee simple or leasehold from the Landowners to the Developer, Authority or other unrelated third party,

the ‘Substation and Switching Station Requirements’.

(b)	Without limiting the Landowners’ other obligations under this deed or any Lease or Easement granted under the Option, the Landowners agree that if the Development Approval and/ or an Authority imposes the Substation and Switching Station Requirements, the Landowners must, if requested by the Developer do all things reasonably required by the Developer to satisfy the Substation and Switching Requirements.

(c)	If the Substation and Switching Requirements require the Landowners to transfer the fee simple or leasehold interest of a Substation and Switching Station Site the Developer must pay consideration to the Landowners for the transfer (Consideration). The Consideration will be calculated on the basis of the relevant land being valued at $50,000.00 per hectare. and the Consideration will be paid on the date on which the fee simple or leasehold interest is required to be transferred in accordance with the project timetable and as required by the Development Approval or Authority.

6.8	Resource Authorities

(a)	The Landowners must keep the Developer informed of any communications, contact, or proposed dealings with any Resource Authority holder, and consult with the Developer on all aspects of any:

(i)	negotiations;

(ii)	compensation process;

(iii)	entry into any agreement or documentation; and

(iv)	dispute resolution process,

in relation to the Site.

(b)	If the Landowners are notified by a Resource Authority holder that it is applying for a Mining Lease and that Mining Lease will affect the Site, then:

(i)	the Landowners must promptly notify the Developer and the parties must promptly meet to agree:

(A)	the process that will be adopted by the parties in managing negotiations with the Resource Authority holder;

(B)	the loss or damage that both the Landowners and the Developer are likely to suffer as a result of grant of a Mining Lease; and

(C)	any compensation determination (and allocation of that compensation between the Landowners and the Developer);

(ii)	the parties must jointly appoint any valuer or other expert that may be required to assess the loss or damage that is likely to be suffered by the Landowners on the grant of the Mining Lease (and must direct that valuer or expert to take into account the Landowners’ obligations under clause 6.9(a) in determining that loss or damage);

(iii)	if required by the Developer, the Landowners must appoint the Developer as its agent in managing all negotiations with the Resource Authority holder and the Developer must keep the Landowners fully informed of those negotiations;

(iv)	neither party may agree any amount of compensation with the Resource Authority holder without the consent of the other party, but provided the Landowners comply with this clause 6.8(b), and if the parties agree an amount of compensation with the Resource Authority holder then the Landowners’ obligation under clause 6.9(a) will be satisfied (once the agreed compensation that relates to the Landowners’ obligation under clause 6.9(a) has been paid to the Developer);

(v)	if either party requires it, the Landowners must require the Resource Authority holder to refer the determination of the compensation to the tribunal or court of appropriate jurisdiction;

(vi)	if the determination of compensation is referred to a tribunal or court:

(A)	the Landowners must appoint the Developer as their agent to manage all aspects of the litigation and provide all reasonable assistance to the Developer;

(B)	the Developer must keep the Landowners fully informed of the progress of the matter; and

(C)	provided the Landowners comply with this clause 6.8(b), any compensation determined by the tribunal or court will fully satisfy the Landowners’ obligations under clause 6.9(a) (once the amount determined as relating to the Landowners’ obligation under clause 6.9(a) has been paid to the Developer).

(c)	To the extent that clause 6.8(b) does not apply, if required by the Developer, the Landowners must permit the Developer to represent the Landowners in relation to any of the activities referred to in clause 6.8(b) in so far as it is possible to do so, and relates to the Developer’s rights and interest under this Option, provided that the Developer must not prejudice the Landowners’ rights to recover compensation (in respect of the Landowners’ loss or damage) from the Resource Authority holder.

(d)	If the Landowners receive any compensation or other payment from any Resource Authority holder in connection with the Developer’s interest in, or use of, the Site the Landowners must hold such money on trust for the Developer, and pay the money to the Developer on demand.

6.9	Mining Lease

If any Authority grants a Mining Lease over the Site (or part of the Site) to a third party:

(a)	the Landowners must:

(i)	compensate the Developer in full for any:

(A)	loss of any part of, or damage to, the Solar Farm;

(B)	loss or damage suffered by the Developer; and

(C)	loss of profit, comprising damages that are in the reasonable contemplation of the parties at the time of entering into this Option,

in connection with the grant of the Mining Lease, or any activities arising as a result of that grant; and

(ii)	allow an abatement of the Development Support Fee, or a proportionate part of the Development Support Fee, having regard to the extent of the Site which is affected by the grant of the Mining Lease. In the case of any dispute arising between the parties regarding the extent of the Development Support Fee abated, or the period of abatement, the matter shall be referred to a third party for determination under the dispute resolution provisions contained in clause 14; and

(b)	the Developer may terminate this deed by written notice to the Landowners and the obligations on the Landowners under this clause 6.9 survive any termination of this Sublease.

6.10	Rolling Term Lease

The Landowners must:

(a)	comply with and observe the lessee’s obligations under the Rolling Term Lease;

(b)	not enter into any discussions or negotiations with DNRME for the surrender, or termination of the Rolling Term Lease; and

(c)	not do anything which will or may cause the Landowners to be in breach of the Rolling Term Lease, or which will or may prejudice the Landowner’s interest in the Rolling Term Lease, or the Land,

and this obligation will survive any termination of this deed.

6.11	Subdivision of the Rolling Term Lease

(a)	The Developer may make an application to the Chief Executive (under s.176 of the Land Act) to subdivide the Rolling Term Lease, to create two separate rolling term leases for:

(i)	the Premises (Rolling Term Premises Lease); and

(ii)	the balance of the Land.

(b)	The Landowners consent to the Developer making an application to DNRME for the subdivision of the Rolling Term Lease referred to in clause 6.11(a).

(c)	If the Developer’s application under clause 6.11(a) is successful, the Landowners must:

(i)	apply to the Chief Executive (under s.322 of the Land Act), for approval to transfer the Rolling Term Premises Lease to the Developer; and

(ii)	subject to the Developer providing at least 12 months’ prior notice to the Landowner, and the Chief Executive approving the transfer;

(A)	obtain a full release of the Premises from any mortgage or other financial charge on the land; and

(B)	transfer the Rolling Term Premises Lease to the Developer.

(d)	On completion of the transfer of the Rolling Term Premises Lease to the Developer under clause 6.11(c)(ii), the Developer must pay the Rolling Term Premises Lease Fee to the Landowners.

(e)	The Landowners must, at the Developer’s request, do all things necessary and execute all such applications, consents and documents as the Developer reasonably requires within 10 Business Days of request, to assist the Developer in its application for the grant of the Rolling Term Premises Lease (with the benefit of any associated Easements), and to obtain the necessary consent to transfer the Rolling Term Premises Lease to the Developer. If requested by the Developer, the Landowners must engage directly with DNRME to progress the applications, and must comply with the reasonable directions of the Developer in doing so.

(f)	If the Landowners fail to comply with their obligations in this clause 6.11, the Developer may sign any necessary documents, consents or approvals pursuant to the Power of Attorney.

6.12	Costs

The Developer must reimburse the Landowners for any reasonable costs and expenses incurred by the Landowners, in complying with their obligations under clauses 6.8 to 6.11. The Developer will not be required to reimburse the Landowners for any:

(a)	costs and expenses recoverable from a third party; or

(b)	GST payable by the Landowners to the extent that the Landowners are entitled to an input tax credit for that GST.

6.13	Limitation on Compensation

(a)	For the purposes of clause 6.9(a), the Landowners must use all reasonable endeavours to obtain compensation from the relevant Resource Authority holder, so that the Developer is adequately compensated under clause 6.9(a).

(b)	In the case of any breach of clause 13, the Developer will suffer loss. If the Landowners are in breach of clause 13, and the breach results in the Landowners not being able to compensate the Developer under clause 6.9(a), then this clause 6.13 will cease to have any further effect.

(c)	Subject to clauses 6.13(a) and 6.13(b), the Developer acknowledges and agrees that:

(i)	The Landowners’ obligation to compensate the Developer under clause 6.9(a) is limited to the extent that the Landowners obtain compensation for the grant or renewal of a Mining Lease, from the relevant Resource Authority holder; and

(ii)	For the avoidance of doubt, clause 6.12 includes reimbursement of the Landowners reasonable costs of pursuing compensation from the relevant Resource Authority holder.

7	Option to Lease

7.1	Option

(a)	During the Term (or if this deed is terminated before the end of the Term, until termination), the Option Payment is payable annually by the Developer to the Landowners.

(b)	The Developer will pay the first instalment of the Option Payment to the Landowners within 10 Business Days after the later of:

(i)	the Developer receiving this deed executed by the Landowners;

(ii)	the Landowners providing to the Developer the deed of covenant required by clause 8.2 as executed by the Landowners and the Existing Mortgagee (if any);

(iii)	the Landowners giving the Developer a valid tax invoice in respect of the Option Payment.

(c)	In consideration of the Option Payment, the Landowners grant to the Developer (or its Nominee) the option to:

(i)	sub lease all or any part of the Site on the terms of the Lease; and

(ii)	take an Easement over all or any part of the Site,

on the terms of this deed (Option).

(d)	Following the expiry of one year after the date of this deed, the Option Payment must be payable annually in advance on each anniversary of the date of this deed.

(e)	The Option may be exercised on one or more occasions in respect of part or all of the Site (excluding the Buffer Land) until the Option has been exercised in respect of the whole of the Site (excluding the Buffer Land).

(f)	The Developer (or the Nominee) may exercise the Option at any time during the Term by giving written notice to the Landowners in the form in Schedule 3 (Option Notice) together with the relevant Final Plan required under clause 7.4.

(g)	Despite any other provision of this deed:

(i)	the First Lease must be a Lease with a commencing minimum Rent of $210,000.00 per annum;

(ii)	the Developer may exercise the Option for an Easement on the same day as (or at any time after) the exercise of the Option for the First Lease; and;

(iii)	The ‘Grantee’ for any Easement must be either:

(A)	the same entity as the ‘Sublessee’ under any Lease; or

(B)	an Electricity Entity.

7.2	Location of Premises and Easements

(a)	The indicative layout of the Solar Farm as at the date of this deed, is shown on the Initial Plan. The final position and layout will differ from that shown on the Initial Plan, as a consequence of the results from further investigations, during the investigatory stage of the project.

(b)	The Developer will consult with the Landowners regarding the final layout and location of the Premises and Easements on the Site (Location Plan) and consider any reasonable concerns raised by the Landowners.

(c)	In determining the Location Plan to assist with the preparation of the Final Plan:

(i)	the Developer and Landowners must work together in good faith to maximise the distance between the renewable energy power station and stock watering points on the Land, subject to any geotechnical constraints. The Developer must make good any impeded stock watering points as a result of the location of the Solar Farm layout by moving or replacing any impeded stock watering point in a location agreed with the Landowners, both parties acting reasonably;

(ii)	the Developer and Landowners must act reasonably to attempt to agree in good faith the location of the Access Easement Land to the Premises (as indicatively shown in the Initial Plan) which will allow the development and operation of the Solar Farm to proceed without unreasonable additional cost and disruptions. If the Access Easement Land includes any part of the Landowners “Existing Road’ (as labelled on the Initial Plan) then prior to the exercise of the Option for the Access Easement Land the Developer and the Landowners must agree arrangements for either:

(A)	the upgrade of the track by the Developer to a standard required by the Landowners, acting reasonably and in good faith; or

(B)	the payment of compensation by the Developer to a value acceptable to the Landowners, acting reasonably and in good faith,

in either case, to reflect the proposed use of the track by the Developer for the purposes of the Easement and associated safety requirements in respect of that proposed use;

(iii)	the Landowners acknowledge that the Electricity Easement Land Premises (as indicatively shown in the Initial Plan) will be located as reasonably required by the Developer to connect the Premises to the North West Power System; and

(iv)	the Landowners acknowledge that the Services Easement Land Premises (as indicatively shown in the Initial Plan) will be located as reasonably required by the Developer to connect the Premises to the Mt Isa gas or water supplies currently envisaged to run parallel to the Access Easement Land.

(d)	During the consultation process, the parties must act promptly in raising and addressing concerns regarding the Location Plan so as to ensure that the Developer can exercise the Option within the Term.

(e)	Nothing in the consultation process for the Location Plan obliges the Developer to amend, withdraw, modify or vary any Location Plan to accommodate the concerns of the Landowners if such changes would detrimentally affect the Solar Farm.

(f)	The Landowners must, at the Developer’s request, use its best endeavours to assist the Developer to obtain all necessary Easements and other access rights required to develop the Solar Farm.

7.3	Exercise of Option

Subject to clause 2, upon an exercise of the Option in accordance with clause 7.1(f):

(a)	if the Option is exercised by the Developer, the Landowners must grant the Lease and the Easements to the Developer upon the issue of an Option Notice; or

(b)	if the Option is exercised by a Nominee, the Landowners must grant and the Developer must procure that the Nominee accepts the grant of the Lease and the Easements to the Nominee upon the issue of the Option Notice.

7.4	Final Plan

(a)	At the same time as an exercise of the Option under clause 7.1(f), the Developer (or its Nominee) must also provide the Landowners with a layout plan, in the form of the Location Plan, setting out the location of:

(i)	the Premises;

(ii)	the Solar Farm;

(iii)	the Buffer Land;

(iv)	the Exclusivity Area;

(v)	the Energy Storage Facilities;

(vi)	the Access Easement Land on the Land;

(vii)	the Electricity Easement Land on the Land; and

(viii)	the Services Easement Land on the Land,

as appropriate, within the Site.

(b)	The Developer (or its Nominee) may elect to include part of the Site which could be used for the purposes of Easement Land, as part of the Premises, so that the land will comprise part of the area leased under the Lease, rather than accessed under an Easement.

(c)	The Final Plan must be a survey plan prepared by a licensed surveyor and be in registrable form.

7.5	Form of Lease

Any Lease granted under this clause 7 must:

(a)	be in substantially the same form as Annexure A but may incorporate such amendments as the Developer or the Tenant or their Financiers reasonably require or to give effect to the provisions of this deed and the development and operation of the Solar Farm, and to ensure that the Lease is in registrable form (if applicable);

(b)	annex the Final Plan; and

(c)	be entered into together with the Compensation Deed.

7.6	Form of Easement

Any Easement to be granted under this clause 7 must:

(a)	be in substantially the same form as Annexure B, but may incorporate such amendments as are:

(i)	necessary to make the Easement appropriate for the relevant Easement Land and the nature of the Easement; and

(ii)	reasonably required by the Tenant or the Developer or their Financiers; and

(iii)	give effect to the provisions of this deed and the development and operation of the Solar Farm; or

(b)	be in a standard form required by an Electricity Entity; and

(c)	annex the Final Plan.

7.7	Execution of the Lease and Easement

(a)	Within 10 Business Days after the date of an Option Notice, the Tenant must, and the Landowners authorise the Tenant and its solicitors to, make all necessary changes to ensure that the Lease (and any Easement) is in registrable form and to enable the Developer to apply for the necessary approvals under clause 2, and to complete the Lease, Compensation Deed, and any Easement by inserting where appropriate:

(i)	the correct details of the Tenant and the Landowners;

(ii)	the correct title description(s) for the Land;

(iii)	the correct description(s) for the Premises;

(iv)	the correct description(s) for the Access Easement Land;

(v)	the correct description(s) for the Electricity Easement Land;

(vi)	the correct description(s) for the Services Easement Land;

(vii)	the plan of the Buffer Land;

(viii)	the plan of the Exclusivity Area;

(ix)	the date the Lease starts (the Commencing Date);

(x)	the amount of Rent in clause 5 of the Lease;

(xi)	the Final Plan;

(xii)	details of the limitation of liability provisions applicable for a Tenant trustee in clause 20 of the Lease, amended as required for the identity of the Tenant; and

(xiii)	any other details necessary to complete the Lease, the Compensation Deed and any Easement.

(b)	The Landowners must as soon as practicable and in any event within 10 Business Days after receiving 3 execution copies of the Lease, the Compensation Deed and any Easement from the Tenant:

(i)	execute 3 execution copies of the Lease, the Compensation Deed and any Easement; and

(ii)	return 3 executed copies of the Lease, the Compensation Deed and any Easement to the Tenant.

(c)	As soon as practicable after provision by the Tenant of a fully executed original of the Lease, the Compensation Deed and any Easement, the Landowners must procure the consent to the Lease, the Compensation Deed and any Easement from any mortgagee or chargee or other person having an interest in the Site on terms reasonably acceptable to the Developer and the Tenant.

(d)	As soon as practicable after registration of the Lease and any Easement the Tenant must return a fully executed copy of the Lease, the Compensation Deed and any Easement to the Landowners.

7.8	Lease, Compensation Deed and Easements apply from the exercise of Option

Without affecting clause 7.7:

(a)	the Tenant and the Landowners will be bound by the provisions of a Lease, the Compensation Deed and any Easement from the date of exercising the Option under clause 7.1(f) whether or not that Lease, Compensation Deed or Easement has been provided to the Landowners under clause 7.7 or whether it has been executed by any or all parties; and

(b)	irrespective of the date of a Lease, Compensation Deed or any Easement, the parties to that Lease, Compensation Deed and Easement are bound by and must comply with the terms of that Lease, Compensation Deed and any Easement on and from the date of exercising the Option under clause 7.1 (f).

7.9	Registration of Lease and any Easement

(a)	If the Tenant wishes to register a Lease or Easement at DNRME or if the Tenant’s Financier wishes to register a mortgage of the Lease and/or Easement, the Landowners will use their best endeavours to assist with that registration, including:

(i)	obtaining the consent of any third party required to allow the Lease, Easement or mortgage to be registered; and

(ii)	signing any documents or doing anything reasonably required by DNRME to enable registration of the Lease, Easement or mortgage.

(b)	The Tenant will pay the reasonable costs incurred by the Landowners in complying with clause 7.9(a).

8	Landowners’ warranties

8.1	Landowners’ warranties

The Landowners warrant to the Developer that:

(a)	the Landowners are authorised and empowered to enter into this deed;

(b)	there are no existing leases, licences or other occupancy rights granted in relation to the Land;

(c)	it has obtained the consent (including consents in respect of this deed) from any Existing Mortgagee or any other person having any interest in the Land to the terms of this deed, any Lease or Easements and Financier Deed before executing, or otherwise as required by, this deed; and

(d)	there is no current action, suit, claim, dispute or other proceeding affecting the Land or any part of it.

8.2	Existing Mortgagee

The Landowners and the Existing Mortgagee must enter into a deed of covenant on or prior to the date of this deed which:

(a)	is for the benefit of the Developer and its Financiers and in a form required by the Developer and its Financiers; and

(b)	contains a covenant by the Existing Mortgagee in favour of the other parties that, if the Existing Mortgagee exercises its powers under any security arrangement and enters into possession or appoints:

(i)	a receiver;

(ii)	a manager;

(iii)	an administrator; or

(iv)	other representative,

with powers in respect of the Site then it or those appointees (as the case requires) must perform the Landowners’ obligations under this deed including the grant of any Lease.

9	Payments

9.1	Option Payment

In consideration of the grant of the Option the Developer will pay the Option Payment in accordance with clause 7.1(a).

9.2	Development Support Fee

(a)	In consideration of the Landowners’ time and support of any of the Developer’s applications for Development Approvals, Water Approvals, CP Approvals or (if applicable) changes to the relevant planning controls affecting the Land, the Developer will pay the Development Support Fee in accordance with clause 3.3.

(b)	The Development Support Fee is the only consideration payable by the Developer to the Landowners in respect of the Landowners’ obligations under clause 9.2(a).

9.3	Costs

(a)	The Developer must pay the Landowners’ reasonable legal fees, costs and outlays connected with:

(i)	the negotiation, preparation and execution of this deed and any Lease, Compensation Deed, Easement, or Financier Deed;

(ii)	any application for approvals under clause 2.1;

(iii)	any application for consent under clause 5.4; and

(iv)	any transfers under clause 6.7.

(b)	Any fees payable under clause 9.3(a), are payable on the following terms:

(i)	the Landowners’ lawyer must provide an estimate of their reasonable legal fees to the Developer for prior approval at the beginning of each month; and

(ii)	if the Landowners’ lawyer’s estimate of their reasonable legal fees is approved by the Developer, the Landowners’ lawyer must issue their itemised account in accordance with approved fee estimate to the Developer on a monthly basis.

(c)	The Developer must pay all mortgagee’s legal fees, costs and outlays in connection with the documentation required under clause 8.2.

(d)	The Developer must pay all duty, registration fees and other similar government charges payable in connection with this deed (including any applications for approval under clause 2.1) and any Lease, Compensation Deed or Easement, and all other documents and matters referred to in this deed when due or earlier if requested in writing by Landowners.

10	Termination

10.1	The Developer’s discretion

The Developer may, at its sole and unfettered discretion, end this deed by giving 1 month’s written notice to the Landowners at any time during the Term.

10.2	Effect of termination

If a party terminates this deed in accordance with clause 2.2(b) or this clause 10 then:

(a)	on the date of termination this deed terminates and the parties are released absolutely from all obligations and liabilities under or relating to this deed, save for any liability existing from an existing breach of this deed; and

(b)	the Developer acknowledges that any Option Payment and Development Support Fee already paid by the Developer may be retained by the Landowners.

11	Notices

11.1	Form of Notice

A notice to a party under this deed (Notice) must be:

(a)	in writing and in English and signed by or on behalf of the sending party; and

(b)	addressed to that party in accordance with the details nominated by the Developer in Item 6 and by the Landowners in Item 7 (or any alternative details nominated to the sending party by Notice).

11.2	How Notice must be given and when Notice is received

(a)	A Notice must be given by one of the methods set out in the table below.

(b)	A Notice is regarded as given and received at the time set out in the table below.

(c)	Any Notice by a party may be given and may be signed by its solicitor.

However, if this means the Notice would be regarded as given and received outside the period between 9.00am and 5.00pm (addressee’s time) on a Business Day, then the Notice will instead be regarded as given and received at the start of the following Business Day.

By hand to the nominated address	When delivered to the nominated address
By pre-paid post to the nominated address	At 9.00am (addressee’s time) on the seventh Business Day after the date of posting
By email	When delivered to the nominated email address

11.3	Notice must not be given by facsimile transmission

A Notice must not be given by facsimile transmission.

12	Goods and services tax

(a)	In this clause 12:

(i)	GST means GST as defined in A New Tax System (Goods and Services Tax) Act 1999 as amended (GST Act) or any replacement or other relevant legislation and regulations;

(ii)	words or expressions used in this clause which have a particular meaning in the GST law (as defined in the GST Act), any applicable legislative determinations and Australian Taxation Office public rulings, have the same meaning, unless the context otherwise requires;

(iii)	any reference to GST payable by a party includes any corresponding GST payable by the representative member of any GST group of which that party is a member; and

(iv)	any reference to an input tax credit entitlement by a party includes any corresponding input tax credit entitlement by the representative member of any GST group of which that party is a member.

(b)	Unless GST is expressly included, the consideration to be paid or provided under any other clause of this deed for any supply made under or in connection with this deed does not include GST.

(c)	To the extent that any supply made under or in connection with this deed is a taxable supply, the GST exclusive consideration to be paid or provided for that taxable supply is increased by the amount of any GST payable in respect of that taxable supply and that amount must be paid at the same time as the GST exclusive consideration is to be paid or provided.

(d)	A party’s right to payment under clause 12(a)(iii) is subject to a valid tax invoice being delivered by the supplier to the recipient of the taxable supply.

(e)	To the extent that a party is required to reimburse or indemnify another party for a loss, cost or expense incurred by that other party, that loss, cost or expense does not include any amount in respect of GST for which that other party is entitled to claim an input tax credit.

(f)	To the extent that any consideration payable to a party under this deed is determined by reference to a cost incurred by a party, or to a price, value, sales, revenue or similar amount, the GST exclusive amount of that cost, price, value, sales, revenue or similar amount must be used.

13	Confidentiality

(a)	In this clause 13, Agents of the Landowners include lawyers, accountants and other professional advisers, banks and financiers engaged or consulted by the Landowners.

(b)	The Landowners acknowledge that this deed and all information relating to or incidental to it supplied by or on behalf of the Developer is confidential (Confidential Information).

(c)	The Landowners must ensure that the Landowners and their employees, and Agents do not disclose any Confidential Information without the prior consent of the Developer or otherwise as required by Law.

(d)	The Landowners must ensure that all of its employees, officers and Agents who will receive or will have access to Confidential Information are bound, before they receive or are granted access to any of the Confidential Information, in the same manner and to the same extent as the Landowners are bound by this deed, as though they were the Landowners, by a deed in favour of the Developer which applies to all Confidential Information and which is on the same terms and conditions (with necessary changes) as are contained in this deed.

(e)	This clause does not prohibit disclosure of any Confidential Information to the Landowners’ financiers and Agents who acknowledge the confidential nature of the Confidential Information.

(f)	The Landowners acknowledges that all light monitoring and other data and information generated by or on behalf of the Developer pursuant to the activities contemplated by this deed is the property of the Developer and the Landowners are not entitled to that data and information.

14	Dispute resolution

14.1	Decision by expert

(a)	If a dispute arises between the Landowners and the Developer in relation to this deed and there is no specific provision in this deed for resolving the dispute, they must:

(i)	use all reasonable endeavours to resolve the dispute; and

(ii)	in the absence of any resolution after using all reasonable endeavours, jointly appoint an expert to decide the dispute.

(b)	If the Landowners and the Developer cannot agree on the appointment of the expert within 14 days after one party asks the other to do so, either party may ask the appropriate body under clause 14.2 to appoint the expert.

(c)	In deciding the dispute, the expert must act as an expert and not as an arbitrator.

14.2	Selecting expert

The expert must have at least 5 years current and continuous standing in the expert’s profession at the date of the appointment and must be:

(a)	in the case of a legal matter, a practising barrister or solicitor appointed by the President of the appropriate governing body of barristers or solicitors;

(b)	in the case of a financial or accountancy matter, a practising chartered accountant appointed by the President of the Institute of Chartered Accountants in Australia;

(c)	in any other case, a qualified person appointed by the senior officer of an appropriate association, institute, society or board; or

(d)	if appropriate, a panel of experts representing more than one of the appropriate skills.

14.3	Expert’s decision

The expert must give written reasons for the decision. The decision is final and binds the parties except for any manifest error.

14.4	Expert’s fees

The Landowners and the Developer must each pay one half of the expert’s fees, unless the expert decides that one party should bear all or a greater part of the fees.

14.5	Replacement expert

If the expert appointed is unable to complete a decision of the dispute, another expert must be appointed under clause 14.1(a) or 14.1(b) to decide the dispute.

14.6	Alternative dispute resolution

(a)	A party must not start court or arbitration proceedings concerning a dispute that arises under this deed unless:

(i)	that party has complied with the provisions of this clause 14; or

(ii)	the dispute concerns an aggregate amount exceeding $100,000.00.

(b)	This restriction does not prevent a party from taking immediate steps to seek urgent interlocutory relief from a court.

14.7	Continued performance

Notwithstanding the existence of a dispute, each party must continue to perform its obligations under this deed except to the extent such performance is the subject of the dispute and unless otherwise required by Law.

15	Power of Attorney

15.1	Appointment of Developer as attorney

(a)	On execution of this deed the Landowners must provide the Developer with an executed Power of Attorney.

(b)	If the Landowners do not comply with any of its obligations to sign documentation under this deed within a reasonable time of being asked or required to do so, then the Developer may carry out those obligations, by signing any necessary documentation, pursuant to the Power of Attorney.

15.2	Delegation of Attorney

Each Attorney may appoint and remove substitutes and may delegate its powers (including this power of delegation) and revoke any delegation as required.

15.3	Ratification

The Landowners agree to ratify and confirm whatever any Attorney does in the exercise or purported exercise of the powers granted by clause 15 of this deed.

15.4	Indemnity

The Landowners must, on demand, indemnify each Attorney in respect of all costs, expenses, losses or liabilities of any kind which the Attorney incurs or suffers in connection with anything done or omitted in the exercise of the powers conferred on the Attorney under clause 15 of this deed.

15.5	Reliance

A person dealing with an Attorney in good faith may accept as correct and may rely without further enquiry on a statement from that Attorney that:

(a)	the person is an Attorney under this deed;

(b)	a document is a “Document” for the purposes of this deed or that an act of the Attorney is authorised under this deed;

(c)	this deed is in effect; and

(d)	the Attorney has received no notice of revocation of the powers conferred on them by this deed.

15.6	No Revocation and further assurance

The Landowners must not revoke or purport to revoke the Power of Attorney granted under this clause 15, and must enter into any further documents required to make the power of attorney effective as required by the Developer at any time during the Term.

16	Other matters

16.1	Governing law and jurisdiction

(a)	This deed is governed by the law of Queensland.

(b)	Each party irrevocably submits to the non-exclusive jurisdiction of courts exercising jurisdiction in Queensland and courts of appeal from them in respect of any proceedings arising out of or in connection with this deed. Each party irrevocably waives any objection to the venue of any legal process in these courts on the basis that the process has been brought in an inconvenient forum.

16.2	Invalidity and enforceability

(a)	If any provision of this deed is invalid under the law of any jurisdiction the provision is enforceable in that jurisdiction to the extent that it is not invalid, whether it is in severable terms or not.

(b)	Clause 16.2(a) does not apply where enforcement of the provision of this deed in accordance with clause 16.2(a) would materially affect the nature or effect of the parties’ obligations under this deed.

16.3	Waiver

(a)	No party to this deed may rely on the words or conduct of any other party as a waiver of any right unless the waiver is in writing and signed by the party granting the waiver.

(b)	In this clause 16.3 conduct includes delay in the exercise of a right, right includes any right arising under or in connection with this deed and includes the right to rely on this clause, and waiver includes an election between rights and remedies, and conduct which might otherwise give rise to an estoppel.

16.4	Variation

A variation of any term of this deed must be in writing and signed by the parties or their respective solicitors.

16.5	Further action to be taken at each party’s own expense

Each party must, at its own expense, do all things and execute all documents necessary to give full effect to this deed and the transactions contemplated by it.

16.6	Entire agreement

Except for any Lease or Easement (once granted) this deed states all the express terms agreed by the parties in respect of its subject matter. It supersedes all prior discussions, negotiations, understandings and agreements in respect of its subject matter.

16.7	Inconsistency

To the extent there is any inconsistency between this deed and a Lease, this deed prevails until the Commencing Date and any Lease prevails on and from the relevant Commencing Date.

16.8	No merger

The provisions of this deed will not merge on any Commencing Date or on completion or registration of a Lease or any other transaction contemplated in this deed and, to the extent any provision has not been fulfilled, will remain in force.

16.9	No reliance

No party has relied on any statement by any other party not expressly included in this deed.

16.10	No derogation from other rights

The rights granted to the Developer under this deed are not in substitution for and are without prejudice to such statutory rights and authorities as the Developer may have from time to time in respect of the Land and of the Solar Farm and the Developer may exercise and enjoy all authorities, powers, rights, remedies, immunities from liability, privileges, liberties and licences contained or implied in this deed or (without limiting anything contained in this deed) which it now or in the future may possess or be entitled to or have vested in it by virtue of any statute, regulation or Law.

16.11	Counterparts and electronic execution

(a)	This deed may be executed in any number of counterparts.

(b)	Satisfactory evidence of execution of this deed will include evidence by email of execution by the relevant party and in such case the executing party undertakes to provide the other party with an original of the executing party’s counterpart as soon as reasonably practicable after execution.

(c)	For the purposes of section 11 and section 12 of the Electronic Transactions (Queensland) Act 2001(Qld), the Landowner and Developer each acknowledge and confirm that they have consented to being given information (including this deed) by electronic communication.

16.12	Relationship of the parties

(a)	Nothing in this deed gives a party authority to bind any other party in any way.

(b)	Nothing in this deed imposes any fiduciary duties on a party in relation to any other party.

16.13	Payments under this deed

All payments under this deed must be made:

(a)	to the Landowners or any other person the Landowners nominate;

(b)	at the place the Landowners nominate; and

(c)	if the Landowners direct, by order on the Developer’s bank for payment to the credit of the account, at the bank and branch that the Landowners nominate.

16.14	No implied terms

The only terms implied in this deed are those implied by mandatory operation of Law.

Schedule 1     Dictionary

1.	Definitions

In this deed:

Access Easement Land means those parts of the Land identified for that purpose on the Final Plan.

Access Roads means any existing and new vehicular and other access roads, tracks or driveways on the Land which are reasonably necessary for the exercise of the Developer’s rights under this deed and any Lease.

Act Planning Act 2016 (Qld).

Attorney means an attorney appointed under clause 15.

Authority means any government or any governmental, semi-governmental, city, municipal, civic, administrative, statutory undertaker, fiscal, statutory or judicial body, instrumentality, department, commission, authority, tribunal, agency or other similar entity.

Biosecurity Management Plan means the Landowners’ biosecurity management plan required by Law, as advised by the Landowners from time to time (acting reasonably).

Buffer Land means the area identified on the Initial Plan as being hatched blue.

Business Day means any day except Saturday or Sunday or a day that is a public holiday throughout Queensland.

Cables means any underground or overhead cables, wire cable tube pipe conductor or other similar thing, wires, fibre optic cables, drains pipes fibre optic cables and other conduits, posts pylons poles support substations and other ancillary apparatus and similar and associated plant and equipment necessary for the use proposed by the Developer and/or for transmitting and/or distributing electricity together with marker take and junction boxes and other ancillary equipment.

Chief Executive means the chief executive administering the Land Act or a delegate.

Commencing Date means the date a Lease starts, being the date of exercise of the Option for that part of the Site applicable to that Lease.

Compensation Deed means the deed to be entered by the Landowners and Developer (or its Nominee) in accordance with clause 7, and which is in substantially the same form as Annexure D.

Condition Precedent means any CP Approval.

CP Approval means any Lease CP Approval and/or any Easement CP Approval.

CPI means the Consumer Price Index All Groups number for the capital city of the state in which the Premises are located published from time to time by the Australian Bureau of Statistics.

CSP Plant means a facility which generates electricity from solar, including where solar energy is optically concentrated to heat a heat transfer fluid which as part of a thermal energy storage system delivers energy to drive a boiler and steam turbine to generate electricity including all Electrical Plant associated with the generation of electricity.

Development Approval means any necessary approval, consent, permit, authority, licence or impact assessment, work plan or work authority required by Law (including but not limited to the Act).

Development Support Fee means the amount specified in Item 3.

Dispose means to sell or transfer the Landowners’ interest in the Site, or grant any interest in any part of the Site, including the grant of a concurrent lease, and Disposal has a corresponding meaning.

DNRME means the Department of Natural Resources, Mines and Energy, or any replacement authority responsible for administering the Land Act.

Easement means each of the easements to be created under clauses 6.3 or 7 of this deed or reasonably required for the development and operation of the Solar Farm affecting the Buffer Land, the Access Easement Land, the Services Easement Land and the Electricity Easement Land.

Easement CP Approval has the meaning giving in clause 2.1(b).

Easement Corridors means those parts of the Land shown as being shaded orange and yellow on the Initial Plan.

Easement Land means the Buffer Land, the Access Easement Land, the Electricity Easement Land and the Services Easement Land.

Electricity Easement Land means those parts of the Land identified for that purpose on the Final Plan.

Electrical Plant means such plant and equipment (for example, a substation, switching station or transformer) as is required to render the electrical output of the Solar Farm suitable for export to a high voltage transmission system.

Electricity Entity means an ‘electricity entity’ as defined in the Electricity Act 1994 (Qld).

Energy Storage Facility means the electricity storage facility, comprising and including but not limited to any combination of advanced batteries, electrical controls, rectifiers and inverters, air conditioning equipment, electric cables and wires, electricity sub-station, interconnections and/or switching facilities and transformers (including pad mounted transformers), energy storage facilities, telecommunications equipment, hard standing, radio relays, gates, signs and permanent fences, control building(s) (if any), the building and other related and ancillary equipment, for the import, storage and export of electricity erected or to be erected on the Site , together with any related infrastructure.

Exclusivity Area means the area shown hatched green on the Initial Plan.

Existing Mortgagee means the mortgagee holding a mortgage over the Land which exists at the date of this deed.

Final Plan means a plan which shows:

(a)	the Premises under a Lease;

(b)	the Access Easement Land;

(c)	the Electricity Easement Land;

(d)	the Services Easement Land; and

(e)	the Buffer Land,

(as required by the Developer), prepared by or on behalf of the Developer or the Tenant.

Financier means any bank, funder or financial institution providing funding to the Solar Farm project or the Developer or the Tenant.

Financier Deed is defined in clause 6.6. GST has the meaning given to that term in A New Tax System (Goods and Services Tax) Act 1999 (Cth).

First Lease means the Lease granted on the first occasion that the Developer exercises the Option under clause 7.1(f).

Initial Plan means the plan annexed to this deed at Schedule 4, which identifies the indicative location of the Premises (outlined blue and pink), the Buffer Land, and the Easement Corridors.

Item means an item in the Reference Items.

Land means the:

(a)	land described in Item 2; and

(b)	any land owned by the Landowners on which the Solar Farm or any of its components is situated or which is within the Easement Corridors.

Land Act means the Land Act 1994 (Qld).

Law means the requirement of a statute (including any delegated legislation made under it), ordinance, code, rule, regulation, proclamation or by-law, present or future and whether state or federal.

Lease means the sublease or subleases to be entered by the Landowners and Developer (or its Nominee) in accordance with clause 7.

Lease Approval has the meaning given in clause 2.1(a)(i).

Lease CP Approvals has the meaning given in clause 2.1(a)(i).

Lettable Area means the area detailed on the Final Plan for the Premises under a Lease.

Licence Period means the period from the date of this deed to (but excluding) the expiry of the Term.

Light and Weather Monitoring Equipment means equipment for measuring and recording weather information and for measuring light, erected or installed by or on behalf of the Developer.

Mining Lease means:

(a)	the grant of a mining tenement, or any other rights, or consent to exploration or mining activities under the Mineral Resources Act 1989 (Qld); or

(b)	the grant of any rights under the Petroleum & Gas (Production and Safety) Act 2004 (Qld),

in the Land or any part of the Land

Minister means the minister administering the Land Act or a delegate.

Nominee means the nominee of the Developer details of which are set out in the Option Notice (if appropriate) and may comprise one or more persons and may include the Developer.

Option means the option referred to in clause 7.1 of this deed.

Option Notice is defined in clause 7.1(f).

Option Payment means the amount specified in Item 1.

Other Parties has the meaning given in clause 6.5(b).

Payment Period means the period from 1 July in any year to 30 June in the following year or such other annual Payment Period as the Developer notifies the Landowners of in writing from time to time.

Permitted Use means:

(a)	all activities associated with carrying out of and undertaking all works necessary to conduct a feasibility study and development applications relating to the construction and financing of a Solar Farm on the Site; and

(b)	the Permitted Use (as defined in the Lease).

Power of Attorney means a power of attorney in the form attached in Annexure E.

Premises means that part of the Site to be leased under a Lease as described in a Final Plan.

President means the president or other senior officer of the Australian Property Institute (Queensland branch).

Rent means:

(a)	for the First Lease, the amount of $210,000.00 per annum; and

(b)	for Leases other than the First Lease, the amount calculated by multiplying the Lettable Area by the amount specified in Item 5

Resource Authority means a ‘resource authority’ as defined in the Mineral and Energy Resources Common Provisions) Act 2014 (Qld).

Rolling Term Lease means the Landowner’s rolling term lease (PH13/2324) over the Land.

Rolling Term Premises Lease Fee means an amount equal to the net present value of the remaining rental payments for the Premises, at a 6.5% discount rate (assuming a CPI increase of 2% per annum) until expiry of the lease term. For the purposes of illustration alone, an example calculation assuming an initial annual rental of $348,000.00 per annum is attached at Annexure F.

Services Easement Land means those parts of the Land identified for that purpose on the Final Plan.

Site means that part of the Land which is:

(a)	an area of up to 580 hectares as outlined in black on the Initial Plan; and

(b)	the Easement Corridors, on which the Solar Farm and any of its components may be situated; and

(c)	includes the Buffer Land.

Solar Farm means the whole of the solar farm project or renewable energy project located or to be located on the Site and includes a CSP Plant, all Solar Farm Facilities, Thermal Energy Storage Facility, any Energy Storage Facilities on the Premises, the Buffer Land and any Easement Land.

Solar Farm Facilities includes all or any of the solar arrays including, heliostats, tower mounted receivers, heat transfer reticulation pipes, heat exchangers, storage tanks and pumps, turbine and generator halls, water treatment and storage facilities, steam generators and steam vessels, air cooled condensers and all other equipment required to generate electrical energy from thermal means, solar powered electricity generating solar photovoltaic panels, Light and Weather Monitoring Equipment, Electrical Plant, Cables (underground or overhead), frames, supports, towers, hard standings, substations, access tracks, culverts, ditches, dams, ponds, waterways, batching facilities and all associated buildings (including, but not limited to, plant rooms), construction compounds, plant, equipment, foundations, infrastructure, site entrances and maintenance buildings constructed, installed or located or to be constructed, installed or located on the Land that the Developer intends to be or treats as being part of a solar farm erected or to be erected on land including the Site together with any related infrastructure of such type and size and construction as the Developer may in its absolute discretion decide.

Tenant means the Developer or the Nominee as sublessee under any Lease as appropriate.

Term means the term of this deed specified in Item 4.

Thermal Energy Storage Facility means the thermal energy storage facility, comprising and including but not limited to any combination of insulated molten salt tanks, pumps and heat exchangers, heat tracing, salt heating, electrical controls, control building(s) (if any), the building and other related and ancillary equipment, for the import, storage and export of thermal energy erected or to be erected on the Premises together with any related infrastructure.

Treasurer means the Treasurer of the Commonwealth of Australia under the administration of the Foreign Investment and Review Board or the Australian Taxation Office, as appropriate for the grant of FIRB Approval.

Vast Solar Entity means the Developer or any related body corporate of the Developer and any joint venture in which the Developer or any related body corporate of the Developer is a participant.

Use Approval has the meaning giving in clause 2.1(a)(ii).

Water Approvals means regulatory approvals and entitlements required to meet the requirements and outcomes of the Water Management Plan.

Water Management Plan means a plan to manage water resources in connection with the Site, by which the Developer has a right to obtain, deliver, manage and use up to 100 megalitres of water per annum.

WHS Law means the Work Health & Safety Act 2011 (Qld).

2.	Interpretation

(a)	Unless the context otherwise requires a word which denotes:

(i)	the singular denotes the plural and vice versa;

(ii)	any gender denotes the other genders; and

(iii)	a person includes an individual, a body corporate and a government;

(b)	Unless the context otherwise requires a reference to:

(i)	any legislation includes a regulation or instrument made under it and where amended, re-enacted or replaced means that amended, reenacted or replacement legislation;

(ii)	any other agreement or instrument (including for this purpose articles of association) where amended or replaced means that agreement or instrument as amended or replaced;

(iii)	a clause, schedule, annexure or exhibit is a reference to a clause of, annexure to, schedule to or exhibit to this deed;

(iv)	a group of persons includes any one or more of them;

(v)	a thing or amount is a reference to the whole and each part of it; and

(vi)	cents, dollars or $ means Australian cents and dollars;

(vii)	a reference to this deed includes the recitals and any schedules, annexures and exhibits to this deed and where amended, means this deed as so amended;

(viii)	headings will be ignored in the interpretation of this deed;

(ix)	a person includes the trustee, executor, administrator, successor in title and permitted assign of that person;

(x)	an agreement, representation or warranty by or in favour of two or more persons binds or is for the benefit of them jointly and severally each and every provision or part of a provision of this deed will, unless the context requires, be read and construed as a separate and severable provision and as separate and severable parts, so that if any provision or part is void or unenforceable for any reason, then such provision or part will be severed and the remainder read and construed as if the severed provision or part is omitted;

(xi)	any consent or approval means prior written consent or prior written approval;

(xii)	the words “include”, “includes” or “including” will be deemed in all cases to be followed by the words “without limitation”; and

(xiii)	no provision in this deed will be construed adversely to any party solely on the grounds that the party was responsible for preparation of that provision.

[***]

Schedule 3     Option Notice

To:       [Insert name(s) of Landowners]

of         [insert Landowners’ address]

Property:         [insert description of Land]

[Insert name of Developer] gives you notice that it exercises the Option granted by the deed dated [insert date of deed] between you and [Insert name of Developer] to [enter into a Lease [and Easement] of that part of the Site (as approximately identified on the attached Final Plan)] OR [procure its nominee to enter a Lease [and Easement] of that part of the Site (as approximately identified on the attached Final Plan), its nominee being [insert details of nominee, if applicable]].

Words defined in the deed have the same meanings in this notice.

Date:

for and on behalf of [Insert name of Developer]

[
for and on behalf of [Insert name of Nominee, if applicable]]

[***]

[***]

Execution page

Executed as a deed.

Executed by Vast Solar Pty. Ltd ACN 136 258 574 in accordance with section 127 of the Corporations Act 2001 (Cth) by:

/s/ Craig Wood	/s/ Christina Hall
Signature of director	Signature of Secretary

Craig Wood	Christina Hall
Name of director (print)	Name of secretary (print)

Signed sealed and delivered by James Lyne Lord in the presence of:

Signature of witness

Name of witness (BLOCK LETTERS)

Address of witness

Signed sealed and delivered by Marjorie Annette Lord in the presence of:

/s/ Jenny Armstrong	/s/ James Lyne Lord
Signature of witness

Jenny Armstrong
Name of witness (BLOCK LETTERS)

[***]
Address of witness

Signed sealed and delivered by Marjorie Annette Lord in the presence of:

/s/ Anthony Norman Brent	/s/ Marjorie Annette Lord
Signature of witness

Anthony Norman Brent
Name of witness (BLOCK LETTERS)

[***]
Address of witness

QUEENSLAND TITLES REGISTRY	SUBLEASE	FORM 20 Version 2
Land Title Act 1994, Land Act 1994 and Water Act 2000

Annexure A - Lease

	Dealing Number		Duty Imprint
OFFICE USE ONLY
Privacy Statement Collection of information from this form is authorised by legislation and is used to maintain publicly searchable records. For more information see the Department’s website.
1.	Lessor [#insert#]	Lodger (Name, address & phone number) Norton Rose Fulbright Australia [***] [***] [***]	Lodger Code

2.	Lot on Plan Description [Lot 24 on SP265794]	Title Reference [1766019]

3.	Lessee	Given names	Surname/Company name and number [#insert#] ACN [#insert]	(include tenancy if more than one)

4.	Interest being leased Rolling Term Lease PH13/2324
5.	Description of premises being leased [#insert]

6.	Term of lease	7.	Rental/Consideration
	Commencement date: [#insert]		See attached schedule
	Expiry date: 30/12/2048
	Options: Nil (subject to clause 4)
8.	Grant/Execution

The Lessor leases the premises described in item 5 to the Lessee for the term stated in item 6 subject to the covenants and conditions contained in the attached schedule
Witnessing officer must be aware of his/her obligations under section 162 of the Land Title Act 1994 signature
full name
qualification	/	/

Witnessing Officer	Execution Date	Lessor’s Signature

(Witnessing officer must be in accordance with Schedule 1 of the Land Title Act 1994 eg Legal Practitioner, JP, C Dec)	[#insert#]

9.	Acceptance

The lessee accepts the lease and acknowledges the amount payable or other considerations for the lease.

signature
full name
qualification	/	/

Witnessing Officer	Execution Date	Lessor’s Signature

(Witnessing officer must be in accordance with Schedule 1 of the Land Title Act 1994 eg Legal Practitioner, JP, C Dec)	[#insert#]

QUEENSLAND TITLES REGISTRY	SCHEDULE	FORM 20 Version 2
Land Title Act 1994, Land Act 1994 and Water Act 2000

This is the attached schedule referred to in item 8 of the Form 7.

Reference table

1.	Sublessor	[#insert] of [#insert]
2.	Sublessee	[#insert] of [#insert]
3.	Land	[The whole of the land in title reference 17666019, being lot 24 on SP265794 and described as “head lease” in the Prescribed Terms]
4.	Premises	[#insert]
5.	Term	[#insert] years from the Commencing Date
6.	Commencing Date	[#insert]
7.	Expiry Date	30 December 2048
8.	Options for renewal (clause 4.1)	Subject to clause 7 of the Prescribed Terms and clause 4.1:
	(1) First Renewal Period	5 years
	(2) Second Renewal Period	5 years
9.	Rent (clause 5)	See clause 5
10.	CPI Review Dates	Each anniversary of the Commencing Date
11.	Permitted Use	a) The construction, operation, repair, renewal, replacement on and dismantling and removal from the Premises of any component of a Solar Farm including all ancillary equipment and the exercise of all ancillary rights for the purposes of the distribution, storage and supply of electricity
b) determining the feasibility of conversion of solar energy to generate electricity including without prejudice to the generality of the foregoing studies of sunlight and other meteorological data and carrying out soil tests;
c) the drilling of bores and the operation of pumping equipment to access and use water located under the Land
d) any other activities reasonably ancillary or incidental to the operation of a Solar Farm;
e) training and undertaking research and development; and
f) agricultural use and the exercise of all ancillary rights for the purposes for agricultural use.
12.	Public liability insurance amount	$20 million

QUEENSLAND TITLES REGISTRY	SCHEDULE	FORM 20 Version 2

Land Title Act 1994, Land Act 1994 and Water Act 2000

Title Reference 17666019

Sublease pursuant to the Land Act 1994

Contents	Page

1	Prescribed Terms		48

2	Defined terms and interpretation		48
	2.1	Definitions in the Dictionary	48
	2.2	Interpretation	48

3	Grant of Sublease		48
	3.1	Grant of sublease	48
	3.2	Grant of easements	48
	3.3	Registration	48

4	Option to renew		49
	4.1	Application	49
	4.2	Notice of renewal	49
	4.3	Sublessor’s notice	49
	4.4	Grant of option sublease	50

5	Rent and reviews of Rent		50
	5.1	Rent	50
	5.2	Payment of Rent	50
	5.3	CPI Review	51
	5.4	Initial Rent	51

6	Other financial obligations		52
	6.1	Rates and Taxes	52
	6.2	Costs and outlays	52

7	Goods and services tax		52

8	Sublessee’s rights and obligations		53
	8.1	Using Premises	53
	8.2	Maintaining Premises and Sublessee’s Property	53
	8.3	Compliance with laws	53
	8.4	Exclusivity	53
	8.5	Ancillary rights	54

9	Sublessor’s rights and obligations		55
	9.1	Quiet enjoyment	55
	9.2	Confidentiality	55
	9.3	No obstruction	56
	9.4	Buffer Land	56
	9.5	Must not cause breach	57
	9.6	Dealings with Land	57
	9.7	Consents	57
	9.8	Sublessor’s obligations	57
	9.9	Lease obligations	58
	9.10	Resource Authorities	58

10	Sublease dealings		59
	10.1	Assignment	59
	10.2	Using this Sublease and Sublessee’s Property as security	60
	10.3	Tripartite deeds	60

QUEENSLAND TITLES REGISTRY	SCHEDULE	FORM 20 Version 2

Land Title Act 1994, Land Act 1994 and Water Act 2000

Title Reference 17666019

Sublease pursuant to the Land Act 1994

11	Risk and insurances		61
	11.1	Release of Sublessor	61
	11.2	Indemnity	61
	11.3	Insurance	62
	11.4	Other requirements	62

12	Default		62
	12.1	Default by Sublessee	62
	12.2	Consequences of termination	63
	12.3	Sublessor default	63

13	Other termination right		63
	13.1	Force majeure	63
	13.2	Early termination	63
	13.3	Consequences of termination	63
	13.4	Mining Lease	64

14	Make Good		64
	14.1	Sublessee’s obligation to make good	64
	14.2	Security for Sublessee’s Decommissioning Works	65

15	Notices		65
	15.1	Form of Notice	65
	15.2	How Notice must be given and when Notice is received	65
	15.3	Notice must not be given by facsimile transmission	66

16	Dispute resolution		66
	16.1	Decision by expert	66
	16.2	Selecting expert	66
	16.3	Expert’s decision	66
	16.4	Expert’s fees	67
	16.5	Replacement expert	67
	16.6	Alternative dispute resolution	67
	16.7	Continued performance	67

17	General		67
	17.1	Governing law and jurisdiction	67
	17.2	Whole agreement	67
	17.3	Variation of this Sublease	67
	17.4	Approvals and consent	67
	17.5	Severability	68

18	Additional provisions regarding Works		68
	18.1	Works	68
	18.2	Plans and specifications	68
	18.3	Alteration to the Works	68
	18.4	Substation and Switching Stations	68

19	Rolling Term Lease		69
	19.1	Rolling Term Lease	69
	19.2	Subdivision of the Rolling Term Lease	69
	19.3	Costs	70

QUEENSLAND TITLES REGISTRY	SCHEDULE	FORM 20 Version 2

Land Title Act 1994, Land Act 1994 and Water Act 2000

Title Reference 17666019

Sublease pursuant to the Land Act 1994

20	(Sublessee’s limitation of liability		70
	20.1	Definitions	70
	20.2	Trustee contracts and is liable only as trustee	71

QUEENSLAND TITLES REGISTRY	SCHEDULE

Land Title Act 1994, Land Act 1994 and Water Act 2000

Title Reference 17666019

Sublease pursuant to the Land Act 1994

1	Prescribed Terms

(a)	The Sublessor and Sublessee agree the provisions of the Prescribed Terms do not grant the Sublessee any wider rights in respect of the Premises than those specified in clauses 2 to 20 The Sublessee must exercise its rights and obligations under clauses 2 to 20 in compliance with the provisions of the Prescribed Terms.

(b)	The Prescribed Terms form part of this Sublease. If there is a conflict between the Prescribed Terms and the terms of this Sublease, the Prescribed Terms prevail as provided for under section 256 of the Land Act.

2	Defined terms and interpretation

2.1	Definitions in the Dictionary

A term or expression starting with a capital letter:

(a)	which is defined in the Dictionary in Schedule 1 (Dictionary), has the meaning given to it in the Dictionary;

(b)	which is defined in the Corporations Act, but is not defined in the Dictionary, has the meaning given to it in the Corporations Act; and

(c)	which is defined in the GST Law, but is not defined in the Dictionary or the Corporations Act, has the meaning given to it in the GST Law

2.2	Interpretation

The interpretation clause in Schedule 1 (Dictionary) sets out rules of interpretation for this agreement

3	Grant of Sublease

3.1	Grant of sublease

The Sublessor leases the Premises to the Sublessee on the terms set out in this Sublease for the Term.

3.2	Grant of easements

(a)	The Sublessor grants to the Sublessee, its authorised persons and any relevant Authority required by the Approvals the right during the Term to exercise the rights contained in the Easements The Sublessee must comply with the terms of the Easements in the exercise of rights under the Easements.

(b)	The Sublessor must not without the Sublessee’s prior written consent, which can be withheld in the Sublessee’s absolute discretion, release, modify, vary or extinguish the Easements.

3.3	Registration

(a)	The Sublessor must register the Sublease, including by obtaining the consent of any mortgagee or other encumbrance of the Land to that registration.

QUEENSLAND TITLES REGISTRY	SCHEDULE

Land Title Act 1994, Land Act 1994 and Water Act 2000

Title Reference 17666019

Sublease pursuant to the Land Act 1994

(b)	If the Sublease is renewed pursuant to clause 4, the parties must either execute a new sublease or a variation of sublease in the approved form required by the Land Registry and the Sublessor must do all things necessary to register the new sublease or variation of sublease to document the renewed term including by obtaining the consent of any mortgagee or encumbrance of the Land to that registration

(c)	The Sublessee must pay any registration fees in connection with the registration of the Sublease, or any renewal of it, including any legal fees in connection with obtaining any requisite third party consent.

4	Option to renew

4.1	Application

Clauses 4.2 to 4.4 are subject to clause 7 of the Prescribed Terms.

4.2	Notice of renewal

(a)	If the Sublessee wishes to take a new sublease of the Premises for the period in Item 8(1) (First Renewal Period) it must give notice to the Sublessor, at least 12 months before the Expiry Date that it wants to take a new sublease of the Premises for the First Renewal Period.

(b)	If the Sublessee wishes to take a new sublease of the Premises for the period in Item 8(2) (Second Renewal Period) it must give notice to the Sublessor, at least 12 months before the Expiry Date that it wants to take a new sublease of the Premises for the Second Renewal Period

4.3	Sublessor’s notice

If the Sublessor receives a notice under clause 4.2, the Sublessor must:

(a)	if the term of the Lease is less than the further renewal periods referred to in the notice given by the Sublessee under clause 4.2, promptly make an application in an approved form to the Minister to:

(i)	extend the term of the “rolling term” Lease for the Land; and

(ii)	grant a sublease for the relevant renewal period.

(b)	use its best endeavours and do all things necessary to secure sufficient tenure to enable the Sublessor to grant the further renewal periods referred to in the notice given by the Sublessee under clause 4.2;

(c)	keep the Sublessee informed of the Sublessor’s progress in extending the term of the Lease, and applying for consent to grant a sublease for the relevant period; and

(d)	promptly notify the Sublessee of any determination of the Minister after receiving it.

QUEENSLAND TITLES REGISTRY	SCHEDULE

Land Title Act 1994, Land Act 1994 and Water Act 2000

Title Reference 17666019

Sublease pursuant to the Land Act 1994

4.4	Grant of option sublease

Subject to the Sublessor receiving Minister’s approval in accordance with clause 4.3, the Sublessor must grant a new sublease of the Premises to the Sublessee for the further renewal periods referred to in clause 4.2 and the following provisions apply:

(a)	the commencing date of the new sublease is the day after the Expiry Date;

(b)	the Sublessee’s solicitors must prepare the new sublease and each party must bear its own legal and other costs arising from the new sublease, including the cost of drafting and finalising the new sublease or extension of sublease;

(c)	the Sublessee must pay all duty and registration fees in respect of the new sublease or extension of sublease;

(d)	clauses 4.4(a) to (c) inclusive shall apply, with the necessary changes being made, to the Second Renewal Period contained in clause 4.2(b) as if the words ‘Expiry Date’ were replaced with the words ‘expiry date of the First Renewal Period’;

(e)	the provisions of the new sublease or extension of sublease must be the same as the provisions of this Sublease apart from the necessary changes to reflect the new term and excluding clauses 5.4 and 14.2(a);

(f)	the initial rent payable under the new sublease or extension of sublease is the rent payable in the final year of this Sublease varied under clause 5.3 as if the commencing date of the new sublease was a CPI Review Date;

(g)	the Sublessee must promptly sign the new sublease and give the Sublessor the new sublease to sign; and

(h)	the Sublessor must promptly sign the new sublease after receiving it.

5	Rent and reviews of Rent

5.1	Rent

Subject to clause 5.4 from the Commencing Date, the Sublessee must pay to the Sublessor Rent of $ [●] per annum, reviewed in accordance with this Sublease.

5.2	Payment of Rent

(a)	The Sublessee must pay to the Sublessor the Rent in quarterly instalments (each instalment being equal to the Rent expressed as an annual amount divided by 4) in advance within 14 days after each Payment Date.

(b)	The first Rent payment for the first quarter of the Term must be paid within 14 days after the Commencing Date.

(c)	The final Rent payment must be paid within 14 days after the expiry or earlier termination of this Sublease and must be paid on a pro rata basis for the period commencing on the last Payment Date during the Term and ending on the date of expiry or termination of this Sublease.

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Sublease pursuant to the Land Act 1994

5.3	CPI Review

(a)	The Rent must be reviewed on each CPI Review Date to an amount represented by A in the following formula

Where

B =	the CPI released for the Quarter ending immediately prior to the relevant CPI Review Date;

C =	the CPI released for the Quarter ending Immediately prior to the later of the Commencing Date or the last review date; and

D =	the Rent payable Immediately prior to the CPI Review Date.

(b)	If the Consumer Price Index (All Groups) for the capital city of the state in which the Premises are located is suspended or discontinued:

(i)	CPI will mean the price index substituted by the Australian Statistician, or

(ii)	if no price index is substituted, CPI will mean an Index which the parties agree most closely reflects changes in the cost of living; and

(iii)	if the parties cannot agree on a substitute index within 10 Business Days after a party notifies the other that the Consumer Price Index (All Groups) for the capital city of the state in which the Premises are located has been suspended or discontinued and that no price index has been substituted, the President, at the request of either party, may appoint an expert to determine a substitute index which most closely reflects changes in the cost of living and CPI will mean that index.

(c)	The Rent cannot decrease as a result of the review of the Rent under clause 5.3(b)

5.4	Initial Rent

(a)	Despite any other clause of this Sublease, the Rent is not payable in respect of the Initial Period and instead, the Sublessee must pay the Initial Rent in respect of the Initial Period.

(b)	The Sublessee must pay the Initial Rent annually in advance with the first instalment being paid on the Commencing Date. The Sublessor must reimburse to the Sublessee a pro rata proportion of the last instalment of the Initial Rent if it is paid in respect of a period of less than a year.

(c)	The Sublessor acknowledges that half of the Initial Rent is payable in respect of the Sublessor complying with the obligations under clause 9.2(a) of the Option and Licence Deed as though that clause was included in this Sublease

(d)	To avoid doubt:

(i)	clause 5.3 does not apply to the Initial Rent; and

(ii)	clause 5.3 applies to the Rent during the Initial Period even though the Rent is not payable in respect of the Initial Period.

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Title Reference 17666019

Sublease pursuant to the Land Act 1994

6	Other financial obligations

6.1	Rates and Taxes

(a)	The Sublessor must pay all Rates and Taxes assessed or levied on the Land (including the Premises) during the Term.

(b)	The Sublessee must pay additional amounts assessed or levied on the Land in respect of Rates to the extent the additional amounts are solely as a result of the operation of the Solar Farm or the location of the Sublessee’s Property on the Land

6.2	Costs and outlays

The Sublessee must pay all duty on the Sublease and any document or transaction arising from the Sublease and indemnifies the Sublessor against all such duty and penalties for its non-payment.

7	Goods and services tax

(a)	In this clause 7:

(i)	GST means GST as defined in A New Tax System (Goods and Services Tax) Act 1999 as amended (GST Act) or any replacement or other relevant legislation and regulations:

(ii)	words or expressions used in this clause which have a particular meaning in the GST law (as defined in the GST Act), any applicable legislative determinations and Australian Taxation Office public rulings, have the same meaning, unless the context otherwise requires:

(iii)	any reference to GST payable by a party includes any corresponding GST payable by the representative member of any GST group of which that party is a member; and

(iv)	any reference to an input tax credit entitlement by a party includes any corresponding input tax credit entitlement by the representative member of any GST group of which that party is a member

(b)	Unless GST is expressly included, the consideration to be paid or provided under any other clause of this Sublease for any supply made under or in connection with this Sublease does not include GST.

(c)	To the extent that any supply made under or in connection with this Sublease is a taxable supply, the GST exclusive consideration to be paid or provided for that taxable supply is increased by the amount of any GST payable in respect of that taxable supply and that amount must be paid at the same time as the GST exclusive consideration is to be paid or provided.

(d)	A party’s right to payment under clause 7(c) is subject to a valid tax invoice being delivered by the supplier to the recipient of the taxable supply.

(e)	To the extent that a party is required to reimburse or indemnify another party for a loss, cost or expense incurred by that other party, that loss, cost or expense does not include any amount in respect of GST for which that other party is entitled to claim an input tax credit

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Sublease pursuant to the Land Act 1994

(f)	To the extent that any consideration payable to a party under this Sublease is determined by reference to a cost incurred by a party, or to a price, value, sales, revenue or similar amount, the GST exclusive amount of that cost, price, value, sales, revenue or similar amount must be used.

8	Sublessee’s rights and obligations

8.1	Using Premises

(a)	The Sublessee may only use the Premises for the Permitted Use unless the Sublessor consents to a different use.

(b)	The Sublessee must use all reasonable endeavours to obtain all Approvals required to carry on the Permitted Use on the Premises.

8.2	Maintaining Premises and Sublessee’s Property

The Sublessee must:

(a)	keep the Premises in a safe, clean and tidy condition, except for fair wear and tear; and

(b)	repair and keep the Sublessee’s Property in good condition, including, if necessary, carrying out capital and structural works.

8.3	Compliance with laws

The Sublessee must:

(a)	observe all relevant laws and comply with the requirement of any relevant Authority in respect of the Sublessee’s Property and the use of the Premises by the Sublessee; and

(b)	provide information and copy documentation reasonably requested by the Sublessor in relation to the carrying out of works, and operations on the Premises.

8.4	Exclusivity

(a)	The Sublessor must not, during the Term:

(i)	do or permit to be done anything in or upon the Premises or the Exclusivity Area which could damage or interfere with in any way the Solar Farm in any way cause a breach of any statute, order, regulation or bylaw for the time being in force;

(ii)	enter into, continue or participate in discussions or negotiations with any person other than the Sublessee in relation to the Premises or the Exclusivity Area for the installation or construction of a Solar Farm, renewable energy generation or energy storage plant and equipment on the Premises or the Exclusivity Area;

(iii)	access the Premises without the Sublessee’s consent, which shall not be unreasonably withheld where the Sublessee has received reasonable prior written notice from the Sublessor of the requirement to access the Premises and the Sublessor has met all of the Sublessee’s access and induction requirements; or

(iv)	permit any third party to view, examine or inspect the Solar Farm Facilities erected or constructed on the Land (except as required or permitted by the Sublessee),

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Sublease pursuant to the Land Act 1994

or permit or allow any person to do those things.

(b)	Where access to the Premises is granted under clause 8.4(a)(iii) the Sublessor must, at all times, comply with the requirements and directions of the Sublessee including any of the Sublessee’s induction and WHS Law requirements.

8.5	Ancillary rights

In addition to the grant of the Sublease, the Sublessor grants the following rights to the Sublessee for the Term

(a)	Solar Irradiation: the right to all light and solar irradiation which would naturally reach the Premises and the Development with no interruption, interference or obstruction and the right for the Premises to be free from any shading or interference which would restrict the conversion of solar to electricity;

(b)	Compound: the right to construct and to use the Compound (if any) for the storage of plant equipment and materials in respect of the Works and in connection with the exercise of the rights granted in clause 8;

(c)	Existing Rights: all existing rights of support free and unobstructed passage of light solar irradiation and all other easements and quasi easements rights and privileges now or at any time during the Term belonging to or enjoyed by the Premises and any Solar Farm;

(d)	Gateways: subject to complying with any planning requirements, the right to install entrances and gateways, increase the size of existing entrances and gateways on land owned by the Sublessor giving access to the Development and subject to complying with any planning requirements to make alternative accesses, entrances and gateways;

(e)	Cables: the right to lay use maintain repair renew replace connect to inspect and remove Cables now or at any time during the Term on over and under the Premises and the Easement Land and to use the Cables for the free passage and running of water gas oil electricity telecommunications and other services and supplies;

(f)	Fences: the right to erect and maintain fences along the boundaries of the Premises, the substation (if any) and the Compound;

(g)	Access:

(i)	the right to install ground reinforcement and construct any new Access Roads; and

(ii)	the right of way over and along the Access Roads, with or without vehicles, contractors, plant and equipment at all times to gain access to and egress from the Development to and from a public highway and from one part of the Development to another;

(h)	Works: the right at any time during the Term to carry out the Works (and the Sublessee shall have full discretion to determine which of the Works are necessary);

(i)	Planning Works: the right to carry out on the Premises all works necessary to implement any Approvals for the Development including (but not limited to):

(i)	works of nature conservation or enhancement;

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(ii)	works necessary to implement any Approvals for the Development; and

(iii)	landscaping works;

(j)	Connections to grid networks: the right to grant to any regional electricity company or an Electricity Entity and their respective successors in title the right to enter the Premises and the Easement Land, and to install remove replace maintain repair and cleanse any Cables and to exercise their statutory rights and carry out their statutory obligations and in relation to exercising these rights the Sublessee may grant such subleases, easements, licences or other interests in respect of the Premises and the Easement Land as are required provided that the Sublessor shall be entitled to any payments payable by such company in relation to these interests;

(k)	Security: the right to install operate and maintain such security systems on the Development and the Access Roads as the Sublessee shall reasonably require or its insurers shall require for the protection of a Solar Farm or for the safety of the public provided that the Sublessee cannot unreasonably restrict the use of any Access Roads which also provide access to land other than the Premises;

(l)	Removing equipment: the right at any time during and at the end of the Term (howsoever determined) to remove the whole or any part of a Solar Farm; and

(m)	Borrow Pits: the right to dig such borrow pits as are reasonably required for the construction of the Development,

provided that the person exercising any rights referred to in this clause 8.5 shall cause as little damage and disturbance as is reasonably practicable to the Land (other than the Premises) and shall make good all physical damage caused as soon as reasonably practicable and to the Sublessor’s reasonable satisfaction.

9	Sublessor’s rights and obligations

9.1	Quiet enjoyment

The Sublessor must allow the Sublessee to occupy and use the Premises, without interruption or disruption, except where this Sublease expressly allows the Sublessor to do so.

9.2	Confidentiality

(a)	The Sublessor must not disclose to any third party or in any way exploit or permit to be exploited:

(i)	any confidential or secret information of the Sublessee;

(ii)	any confidential information relating to the Sublease or learnt during negotiations; or

(iii)	any confidential information concerning the Sublessee’s use of the Premises or the Solar Farm.

(b)	This clause 9.2 does not apply to any information which:

(i)	is generally available to the public (other than as a result of the wrongful disclosure by Sublessor); or

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(ii)	is required to be disclosed by any law.

9.3	No obstruction

(a)	The Sublessor must not obstruct, overshadow or interfere in any way with the passage of light and solar radiation across:

(i)	the Premises: or

(ii)	the Buffer Land,

or the Permitted Use.

(b)	Without limiting clause 8.3(a), the Sublessor must not:

(i)	object to or support any objection to any application for Approvals for the Development made by or on behalf of the Sublessee in relation to the Premises or the Easement Land and shall (at the request and expense of the Sublessee) take all reasonable steps to assist the Sublessee to obtain planning permission for a solar energy development on the Premises, the Easement Land and/or any adjoining or neighbouring property

(ii)	object to any development application made by or on behalf of the Sublessee in relation to any Future Development on the Premises or the Easement Land for the Permitted Use and must take all reasonable steps (at the cost of the Sublessee) to assist the Sublessee to obtain development approval for any Future Development on the Premises or the Easement Land for the Permitted Use, if so required by the Sublessee;

(iii)	interfere with, obstruct or damage the Development, Easements or the Access Roads or any actual Solar Farm Facilities;

(iv)	interfere with the construction maintenance and repair of any equipment;

(v)	object to removing livestock and keeping them away from the Development whist undertaking works to secure the area, if reasonably requested by the Sublessee; and

(vi)	exercise or permit others to exercise rights on the Premises or within the Buffer Land in such a way as to interfere with or affect the rights granted to the Sublessee by this Sublease or the Sublessee’s use of the Premises.

(c)	The Sublessor must fully indemnify the Sublessee against any obstruction damage or disturbance caused or allowed by the Sublessor or anyone on the Development, Easements or the Access Roads or the Premises with the Sublessor’s permission.

9.4	Buffer Land

(a)	The Sublessor must comply with the obligations in Part 2 of Schedule 4 In respect of the Buffer Land

(b)	If the Sublessor fails to comply with clause 9.4(a) within a reasonable time, the Sublessee may carry out the obligation at the Sublessor’s expense. The Sublessor must reimburse any expenses incurred under this clause within 10 Business Days after request.

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Sublease pursuant to the Land Act 1994

(c)	The Sublessee may register an easement to secure the Sublessor’s obligations in respect of the Buffer Land. The Sublessor must sign any documentation required for the registration of an easement over the Buffer Land, in favour of the Sublessee on reasonable terms

9.5	Must not cause breach

The Sublessor must not do any act, matter, or thing that causes or is likely to cause the Sublessee to be in breach of any Approval issued to the Sublessee in respect of the Premises or the Permitted Use.

9.6	Dealings with Land

(a)	The Sublessor must not Dispose or agree to Dispose of, or grant an option for a Disposal of, all or any part of the Premises, any Easement Land or the Buffer Land without the Sublessee written consent, which must not be unreasonably withheld or delayed if:

(i)	the Disposal would not be inconsistent with the Sublessee’s rights under this Lease or any Easement; or

(ii)	it is a transfer to another direct family member of the Sublessor,

and the Sublessor complies with clause 9.6(b)

(b)	If at any time during the Term the Sublessor wishes to Dispose of all or any part of the Premises, any Easement Land or the Buffer Land, the Sublessor must:

(i)	notify the Sublessee;

(ii)	give notice of this Lease and any Tripartite Deed to each other party to the Disposal (Purchaser); and

(iii)	in the case of a sale or transfer, procure that before completion of the Disposal the Purchaser provide a Power of Attorney and execute a deed (to be prepared by the Sublessor at the cost of the Sublessor) in such form as is attached as Schedule 3 under which Purchaser covenants and agrees with the Sublessee that that Purchaser must observe and be bound by all of the Sublessor’s obligations under the Sublease and to permit the Sublessee to exercise the rights granted to it by the Sublease

(c)	If the Sublessor grants a mortgage or charge in the Land, the Sublessor must procure that prior to the grant of that mortgagee or charge, the mortgagee or chargee consents to this Sublease on terms which do not adversely affect the Sublessee’s rights under this Sublease

9.7	Consents

(a)	If the Sublessor’s consent is required under the terms of this Sublease, the Sublessor must not unreasonably withhold or delay that consent

9.8	Sublessor’s obligations

The Sublessor must authorise access on the Buffer Land for any Authority upon reasonable request by the Sublessee

(a)	not lease any part of the Buffer Land to any sublessee on license any part of the Buffer Land to any other licensee without the consent of the Sublessee; and

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Sublease pursuant to the Land Act 1994

(b)	not cause any damage to the Premises or the Buffer Land that would render it unviable for the Solar Farm.

9.9	Lease obligations

(a)	The Sublessor must perform all of its obligations under the Lease, except those which the Sublessee is required to perform under this Sublease,

(b)	The Sublessor must indemnify and keep indemnified the Sublessee against all losses, damages or expenses which the Sublessee may suffer or incur as a consequence of the Sublessor not complying with Sublessor’s obligations under this clause 9.9

9.10	Resource Authorities

(a)	The Sublessor must keep the Sublessee informed of any communications, contact, or proposed dealings with any Resource Authority holder, and consult with the Sublessee on all aspects of any:

(i)	negotiations;

(ii)	compensation process,

(iii)	entry into any agreement or documentation, and

(iv)	dispute resolution process,

in relation to the Premises or the Buffer Land.

(b)	if the Sublessor is notified by a Resource Authority holder that it is applying for a Mining Lease and that Mining Lease will affect the Premises or the Buffer Land, then

(i)	the Sublessor must promptly notify the Sublessee and the parties must promptly meet to agree:

(A)	the process that will be adopted by the parties in managing negotiations with the Resource Authority holder;

(B)	the loss or damage that both the Sublessor and the Sublessee are likely to suffer as a result of grant of a Mining Lease; and

(C)	any compensation determination (and allocation of that compensation between the Sublessor and the Sublessee);

(ii)	the parties must jointly appoint any valuer or other expert that may be required to assess the loss or damage that is likely to be suffered by the Sublessor on the grant of the Mining Lease (and must direct that valuer or expert to take into account the Sublessor’s obligations under clause 13 4(a) in determining that loss or damage);

(iii)	if required by the Sublessee, the Sublessor must appoint the Sublessee as its agent in managing all negotiations with the Resource Authority holder and the Sublessee must keep the Sublessor fully informed of those negotiations;

(iv)	neither party may agree any amount of compensation with the Resource Authority holder without the consent of the other party, but provided the Sublessor complies with this clause 9.10(b), and if the parties agree an amount of compensation with the Resource Authority holder then the Sublessor’s obligation under clause 13 4(a) will be satisfied (once the agreed compensation that relates to the Sublessor’s obligation under clause 13.4(a) has been paid to the Sublessee);

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Sublease pursuant to the Land Act 1994

(v)	if either party requires it, the Sublessor must require the Resource Authority holder to refer the determination of the compensation to the tribunal or court of appropriate jurisdiction;

(vi)	if the determination of compensation is referred to a tribunal or court:

(A)	the Sublessor must appoint the Sublessee as its agent to manage all aspects of the litigation and provide all reasonable assistance to the Sublessee;

(B)	the Sublessee must keep the Sublessor fully informed of the progress of the matter; and

(C)	provided the Sublessor complies with this clause 910(b), any compensation determined by the tribunal or court will fully satisfy the Sublessor’s obligations under clause 13.4(a) (once the amount determined as relating to the Sublessor’s obligation under clause 13.4(a) has been paid to the Sublessee).

(c)	To the extent that clause 9 10(b) does not apply, if required by the Sublessee, the Sublessor must permit the Sublessee to represent the Sublessor in relation to any of the activities referred to in clause 9.10(b) in so far as it is possible to do so, and relates to the Sublessee’s rights and interest under this Sublease, provided that the Sublessee must not prejudice the Sublessor’s rights to recover compensation (in respect of the Sublessor’s loss or damage) from the Resource Authority holder.

(d)	If the Sublessor receives any compensation or other payment from any Resource Authority holder in connection with the Sublessee’s interest in, or use of the Premises or the Buffer Land, the Sublessor must hold such money on trust for the Sublessee, and pay the money to the Sublessee on demand

(e)	The Sublessee must reimburse the Sublessor for any reasonable costs and expenses incurred by the Sublessor, in complying with its obligations under this clause 9.10 and under clause 13.4(a). The Sublessee will not be required to reimburse the Sublessor for any:

(i)	costs and expenses recoverable from a third party, or

(ii)	GST payable by the Sublessor to the extent that the Sublessor is entitled to an input tax credit for that GST.

10	Sublease dealings

10.1	Assignment

(a)	The Sublessee must not assign its interest in this Sublease without the Sublessor’s prior written consent, which the Sublessor must not unreasonably withhold,

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Sublease pursuant to the Land Act 1994

(b)	Despite clause 10.1(a), the Sublessee may:

(i)	assign, transfer or otherwise deal with the Premises or all or part of the Sublessee’s interest in this Sublease to a Related Body Corporate, joint venture party, any joint venture in which the Sublessee or any Related Body Corporate of the Sublessee is a participant, party associated with the Solar Farm or a Financier; or

(ii)	sublet any part of the Premises,

without the consent of the Sublessor.

(c)	If the Sublessee assigns this Sublease, the Sublessor releases the Sublessee from any obligations under this Sublease that arise from the date that the assignment becomes effective

(d)	The Sublessor must (at the Sublessee’s reasonable cost) execute any document reasonably required by the Sublessee (for example a deed of assignment) to give effect to this clause 10,1. If the Sublessee assigns or transfers this Sublease under clause 10.1(b) before the completion of the assignment, the Sublessee must procure that the transferee to whom this Sublease is assigned or transferred executes a deed with the Sublessor under which it covenants to comply with the terms of this Sublease In favour of the Sublessor

10.2	Using this Sublease and Sublessee’s Property as security

(a)	The Sublessee is entitled to use this Sublease and the Sublessee’s Property as security without the Sublessor’s consent (for example, by mortgaging, charging or otherwise encumbering (by way of assignment or otherwise) the Sublessee’s interest in and rights under this Sublease or in the Premises or the Sublessee’s Property).

(b)	If any person with the benefit of any security contemplated by clause 10 2(a) enforces that security, that person, or any other person appointed by them in connection with the enforcement of the security, may assign this Sublease without the Sublessor’s consent, but only if the new Sublessee signs an agreement in favour of the Sublessor to observe and be bound by the terms of this Sublease.

10.3	Tripartite deeds

(a)	The Sublessor acknowledges that the Sublessee’s Financiers from time to time may require the Sublessor and the Sublessee to enter into a deed that protects the Financiers’ rights pursuant to their security (Tripartite Deed) that (amongst other things):

(i)	includes an acknowledgement and consent by the Sublessor to the Financiers’ security and confirmation that the exercise by the Financiers of any rights under its security will not, of itself, constitute a default or give rise to a right of termination under this Sublease;

(ii)	entities the Financiers to exercise all the Sublessee s rights under this Sublease,

(iii)	prevents the Sublessor from exercising any right of termination under this Sublease unless the Sublessor has:

(A)	provided the Financier with notice of the default(s) on which it is relying; and

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(B)	provided the Financier with a reasonable opportunity to remedy such default(s)

and allows the Financier an additional cure period of not less than 20 Business Days to remedy the default, compared with the time period allowed in this Sublease;

(iv)	allows the Financiers to lodge a mortgage on the title to any lease including this Sublease

(v)	allows the Financiers to assign this Sublease to a third party without consent, and

(vi)	is capable of assignment by the Financiers without the consent of the Sublessor

(b)	The Sublessor must

(i)	if requested by the Sublessee, promptly and in any event within 20 Business Days of receipt, execute a Tripartite Deed in the form attached at Schedule 6, with such amendments as are reasonably required by the Sublessee’s Financiers;

(ii)	not Dispose of the Premises, any Easement Land, or the Buffer Land or any part of it unless the other parties to that Disposal covenant in favour of the Sublessee to be bound by any Tripartite Deed as the Sublessor is bound; and

(iii)	obtain the written consent of any mortgagee of the Land to any Tripartite Deed on terms reasonably satisfactory to the Sublessee’s Financiers. The Sublessee must pay any legal costs of the mortgagee in relation to obtaining consent.

11	Risk and insurances

11.1	Release of Sublessor

(a)	The Sublessee uses the Premises at its own risk and the Sublessor accepts no responsibility for any loss or damage to the property of the Sublessee.

(b)	To the extent not prohibited by law, the Sublessee releases the Sublessor from any Liability which the Sublessee suffers or incurs or is liable for arising from or in respect of:

(i)	any loss or damage to the Sublessee’s Property;

(ii)	any loss or damage resulting from the Sublessee’s use of the Premises;

(iii)	the death of, or injury to any person who Is on the Premises

(c)	The release in this clause 11.1 does not apply to the extent to which any Liability arises from:

(i)	a negligent or malicious act or default of the Sublessor under the Sublease; or

(ii)	a contravention of an Environmental Law by the Sublessor.

11.2	Indemnity

(a)	The Sublessee must indemnify and keep indemnified the Sublessor against all losses, damages or expenses which the Sublessor may suffer or incur as a direct or indirect result of any negligence or default of the Sublessee in connection with the use by the Sublessee of the Premises.

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(b)	The indemnity in clause 11.2(a) does not apply to the extent to which any Liability arises from

(i)	a negligent or malicious act or default of the Sublessor; or

(ii)	a contravention of any Environmental Law by the Sublessor.

11.3	Insurance

The Sublessee must take out and maintain insurance in the name of the Sublessee (and noting the interests of the Sublessor in respect of the insurance in clause 11.3(a)) in respect of the following:

(a)	public liability insurance in respect of the Premises for an amount not less than the amount specified in item 12 in the aggregate,

(b)	workers compensation insurance as required by statute; and

(c)	any other insurance for an amount and on terms which a reasonable Sublessee in the position of the Sublessee would normally take out.

11.4	Other requirements

If requested by the Sublessor, the Sublessee must give the Sublessor a copy certificate of currency for any policy referred to in clause 11.3 provided that the Sublessor must not make such a request more than once a year.

12	Default

12.1	Default by Sublessee

(a)	If the Sublessee defaults in the payment of the Rent or the Initial Rent, the Sublessor may give a notice to the Sublessee requiring the payment of the amount of the Rent or the Initial Rent that is unpaid.

(b)	If the Sublessee does not comply with a notice given under clause 12.1 (a) within 60 days after the notice is given to the Sublessee the Sublessor may terminate the Sublease by written notice to the Sublessee.

(c)	If the Sublessee defaults in complying with any material provision of the Sublease other than a provision for the payment of the Rent or the Initial Rent and the Sublessor requires that that default be rectified, the Sublessor must give a notice to the Sublessee specifying the default and requiring that the default be rectified by specified remedial action or that it be rectified by the payment by the Sublessee to the Sublessor of monetary compensation.

(d)	If the Sublessee does not rectify a default the subject of a notice under clause 12 1(c) within a reasonable period (being not less than 60 days) after the notice is given the Sublessor may terminate the Sublease by written notice to the Sublessee.

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Title Reference 17666019

Sublease pursuant to the Land Act 1994

12.2	Consequences of termination

On termination of the Sublease, this Sublessor may re-enter and take possession of the Premises recover from the Sublessee the loss suffered by the Sublessor In consequence of the Sublessee’s default and exercise all or any other rights of the Sublessor consequent upon the Sublessee’s default

12.3	Sublessor default

The Sublessee may terminate the Sublease on 28 days’ prior notice to the Sublessor If the Sublessor has committed a material breach of its terms and failed to rectify such breach within 28 days of receipt of an earlier written notice from the Sublessee specifying the breach and requiring its remedy.

13	Other termination right

13.1	Force majeure

The Sublessee may, without prejudice to its other rights and remedies, terminate this Sublease by written notice to the Sublessor if:

(a)	the Premises or any Easements are damaged or destroyed in such a way as to make it unsuitable for the Permitted Use; or

(b)	the Sublessee’s Property or a substantial part of the Sublessee’s Property is rendered no longer operational and that renders the Solar Farm inoperable for whatever reason (other than as a result of the Sublessee’s negligence or default), or

(c)	an Authority resumes all or any part of the Premises, the Easement Land or the Buffer Land which has the result that the Premises cannot be used for the Sublessee’s operations.

13.2	Early termination

The Sublessee may, at its sole and unfettered discretion, end this Sublease by written notice to the Sublessor at anytime if any of the following occur:

(a)	there is a material change in the level of the applicable support program and the Solar Farm project is no longer economically viable; or

(b)	there is an archaeological discovery or other factors matters or impediments of any type found at the Premises or the Land which was not uncovered during the site surveys and which is likely to materially Impact the timing or viability of the Solar Farm; or

(c)	the Sublessee is unable to secure an exportable electricity grid connection with the grid network operator or an Electricity Entity.

13.3	Consequences of termination

If the Sublessee serves a notice under either clause 13.1 or clause 13.2, then this Sublease ends on the date specified in the Sublessee’s notice and clause 14 applies

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Land Title Act 1994, Land Act 1994 and Water Act 2000

Title Reference 17666019

Sublease pursuant to the Land Act 1994

13.4	Mining Lease

If any Authority grants a Mining Lease over the Premises or the Buffer Land (or part of the Premises or the Buffer Land) to a third party:

(a)	the Sublessor must:

(i)	compensate the Sublessee in full for any:

(A)	loss of any part of, or damage to, the Solar Farm,

(B)	loss or damage suffered by the Sublessee: and

(C)	loss of profit, comprising damages that are in the reasonable contemplation of the parties at the time of entering into this Sublease,

in connection with the grant of the Mining Lease, or any activities arising as a result of that grant; and

(ii)	allow an abatement of Rent, or a proportionate part of the Rent, having regard to the extent of the Premises or the Buffer Land which is affected by the grant of the Mining Lease. In the case of any dispute arising between the parties regarding the extent of the Rent abated, or the period of Rent abatement, the matter shall be referred to a third party for determination under the dispute resolution provisions contained in clause 16; and

(b)	the Sublessee may terminate this Sublease by written notice to the Sublessor,

and the obligations on the Sublessor under this clause 13.4 survive any termination of this Sublease.

14	Make Good

14.1	Sublessee’s obligation to make good

(a)	Within 12 months after the expiry or sooner determination of the Sublease (Decommissioning Period) the Sublessee must complete the Decommissioning Works.

(b)	The Sublessor must allow the Sublessee reasonable access to the Premises during the Decommissioning Period to exercise its rights and comply with its obligations under this clause 14.

(c)	Despite any other provision of this Sublease the Sublessee may, but is not required to, remove from the Land any part of the Sublessee’s Property which is situated 0.5 metre or more below the ground level of the Land.

(d)	During the Decommissioning Period and any longer period until the date that the Sublessee has complied with its obligations under this clause 14 the Sublessee must continue to pay Rent.

(e)	If, on expiry of the Decommissioning Period, the Sublessee fails to deliver the Premises to the Sublessor in accordance with this clause 14, without limiting the Sublessor’s rights:

(i)	the Sublessor may undertake (or engage any other person to undertake) any necessary works;

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Title Reference 17666019

Sublease pursuant to the Land Act 1994

(ii)	the Sublessee must pay the Sublessor’s reasonable cost of doing so, on demand.

14.2	Security for Sublessee’s Decommissioning Works

(a)	As soon as reasonably practicable after 30 December 2043 the Sublessee must engage a suitably qualified consultant to assess:

(i)	the estimated cost of the Sublessee complying with its obligations under clause 14.1 during the Decommissioning Period; and

(ii)	the salvage value of the Sublessee’s Property and improvements at the end of the Term.

(b)	If the estimated cost assessed under clause 14.2(a)(i) exceeds the amount assessed under clause 14.2(a)(ii) any such excess will comprise the secured amount required to secure the Sublessee’s make good obligations (Secured Amount)

(c)	The Sublessee must provide details to the Sublessor of the Secured Amount as reasonably required by the Sublessor.

(d)	Within 60 days of the consultant report contemplated by clause 14.2(a) being finalised and issued, the Sublessee must provide the Sublessor with a bank guarantee for the Secured Amount. The Sublessor may retain the bank guarantee as security for the Sublessee carrying out the Decommissioning Works at the end of the Term, and must return the bank guarantee to the Sublessee either:

(i)	if this Lease is not renewed under clause 4 as soon as practicable following completion of the Decommissioning Works by the Sublessee; or

(ii)	if this Lease is renewed under clause 4, on the Expiry Date.

15	Notices

15.1	Form of Notice

A notice to a party under this Sublease (Notice) must be:

(a)	in writing and in English and signed by or on behalf of the sending party; and

(b)	addressed to that party in accordance with the details nominated by the parties in the Reference Table (or any alternative details nominated to the sending party by Notice).

15.2	How Notice must be given and when Notice is received

(a)	A Notice must be given by one of the methods set out in the table below.

(b)	A Notice is regarded as given and received at the time set out in the table below.

(c)	Any Notice by a party may be given and may be signed by its solicitor.

However, if this means the Notice would be regarded as given and received outside the period between 9.00am and 5 00pm (addressee’s time) on a Business Day, then the Notice will instead be regarded as given and received at the start of the following Business Day.

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By hand to the nominated address	When delivered to the nominated address

By pre-paid post to the nominated address	At 9 00am (addressee’s time) on the seventh Business Day after the date of posting

By email	When delivered to the nominated email address

15.3	Notice must not be given by facsimile transmission

A Notice must not be given by facsimile transmission.

16	Dispute resolution

16.1	Decision by expert

(a)	If a dispute arises between the Sublessor and the Sublessee in relation to this Lease and there is no specific provision in this Lease for resolving the dispute, they must:

(i)	use all reasonable endeavours to resolve the dispute; and

(ii)	in the absence of any resolution after using all reasonable endeavours, jointly appoint an expert to decide the dispute.

(b)	If the Sublessor and Sublessee cannot agree on the appointment of the expert within 14 days after one party asks the other to do so, either party may ask the appropriate body under clause 16.2 to appoint the expert.

(c)	In deciding the dispute, the expert must act as an expert and not as an arbitrator.

16.2	Selecting expert

The expert must have at least 5 years current and continuous standing in the expert’s profession at the date of the appointment and must be:

(a)	in the case of a legal matter, a practising barrister or solicitor appointed by the president of the appropriate governing body of barristers or solicitors;

(b)	in the case of a financial or accountancy matter, a practising chartered accountant appointed by the president of the Institute of Chartered Accountants in Australia

(c)	in any other case, a qualified person appointed by the senior officer of an appropriate association, institute, society or board; or

(d)	if appropriate, a panel of experts representing more than one of the appropriate skills.

16.3	Expert’s decision

The expert must give written reasons for the decision. The decision is final and binds the parties except for any manifest error

QUEENSLAND TITLES REGISTRY	SCHEDULE

Land Title Act 1994, Land Act 1994 and Water Act 2000

Title Reference 17666019

Sublease pursuant to the Land Act 1994

16.4	Expert’s fees

The Sublessor and the Sublessee must each pay one half of the expert’s fees, unless the expert decides that one party should bear all or a greater part of the fees.

16.5	Replacement expert

If the expert appointed is unable to complete a decision of the dispute, another expert must be appointed under clause 16.1(a) or 16.1(b) to decide the dispute.

16.6	Alternative dispute resolution

(a)	A party must not start court or arbitration proceedings concerning a dispute that arises under this Lease unless

(i)	that party has complied with the provisions of this clause 16; or

(ii)	the dispute concerns an aggregate amount exceeding 3100,000.00.

(b)	This restriction does not prevent a party from taking immediate steps to seek urgent interlocutory relief from a court.

16.7	Continued performance

Notwithstanding the existence of a dispute, each party must continue to perform its obligations under this Lease except to the extent such performance is the subject of the dispute and unless otherwise required by law.

17	General

17.1	Governing law and jurisdiction

(a)	This deed is governed by the law of Queensland

(b)	Each party irrevocably submits to the non-exclusive jurisdiction of courts exercising jurisdiction in Queensland and courts of appeal from them in respect of any proceedings arising out of or in connection with this deed. Each party irrevocably waives any objection to the venue of any legal process in these courts on the basis that the process has been brought in an inconvenient forum.

17.2	Whole agreement

This Sublease replaces any previous agreement, representations, warranty or understanding between the parties concerning its subject matter and contains the whole agreement between the parties

17.3	Variation of this Sublease

A variation of any term of this Sublease must be in writing and signed by the parties or their respective solicitors.

17.4	Approvals and consent

If a party’s consent or approval is required, that party must consider the request promptly, and must be fair and reasonable in giving or withholding it.

QUEENSLAND TITLES REGISTRY	SCHEDULE

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Title Reference 17666019

Sublease pursuant to the Land Act 1994

17.5	Severability

If any provision in this Sublease is unenforceable, illegal or void or makes this Sublease or any part of it unenforceable, illegal or void, then that provision is severed and the rest of this Sublease remains in force.

18	Additional provisions regarding Works

18.1	Works

(a)	Before commencing any Works the Sublessee must obtain any necessary Approvals.

(b)	The Sublessor must not object to any application the Sublessee makes for an Approval and must do anything the Sublessee reasonably asks the Sublessor to do to assist the Sublessee to obtain an Approval.

(c)	The Sublessee must carry out all Works:

(i)	in a proper and workmanlike manner;

(ii)	in accordance with all Laws;

(iii)	so as to cause as little damage as is reasonably practicable to roads, buildings, gates, fences and vegetation on the Land, except as necessary to undertake the relevant activity; and

(iv)	so that the people who enter the Land for the purposes of the Works leave gates as they find them.

18.2	Plans and specifications

(a)	The Sublessee must prepare Plans and Specifications for the Works and provide them to the Sublessor as soon as reasonably practicable after the Commencing Date.

(b)	The Plans and Specifications must be consistent with the Works Schedule.

18.3	Alteration to the Works

The Sublessee may change the Works Schedule or the Plans and Specifications in whatever manner the Sublessee thinks fit.

18.4	Substation and Switching Stations

(a)	The Sublessor agrees that the Development Approval and/ or an Authority may require

(i)	on or more electrical substations and/ or switching stations to be constructed on a portion of the Premises (Substation and Switching Station Sites)

(ii)	the Premises to be subdivided so that the Substation and Switching Station Site(s) is a separate lot or multiple lots as required by the Development Approval or Authority; and

(iii)	the Substation and Switching Station Site(s), once subdivided, to be transferred in fee simple or leasehold from the Sublessor to the Sublessee, an Authority or other unrelated third party,

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the Substation and Switching Station Requirements

(b)	Without limiting the Sublessor’s other obligations under this Sublease, the Sublessor agrees that if the Development Approval and/ or an Authority imposes the Substation and Switching Station Requirements the Sublessor must if requested by the Sublessee do all things reasonably required by the Sublessee to satisfy the Substation and Switching Station Requirements.

(c)	If the Substation and Switching Requirements require the Sublessor to transfer the fee simple or leasehold interest of a Substation and Switching Station Site the Sublessee must pay consideration to the Sublessor for the transfer (Consideration) The Consideration will be calculated on the basis of the relevant land being valued at $50,000.00 per hectare and the Consideration will be paid on the date on which the fee simple or leasehold interest is required to be transferred in accordance with the project timetable and as required by the Development Approval or Authority.

(d)	For the avoidance of doubt the Sublessee is not required to pay Consideration under clause 18.4(c) if the Developer is required to pay the Consideration under the Option and Licence Deed

19	Rolling Term Lease

19.1	Rolling Term Lease

The Sublessor must

(a)	comply with and observe the lessee’s obligations under the Lease;

(b)	not enter into any discussions or negotiations with DNRME for the surrender, or termination of the Lease; and

(c)	not do anything which will or may cause the Sublessor to be in breach of the Lease, or which will or may prejudice the Sublessor’s interest in the Lease, or the Land.

19.2	Subdivision of the Rolling Term Lease

(a)	At any time during the Term, the Sublessee may make an application to the Chief Executive (under s.176 of the Land Act) to subdivide the Lease, to create two separate rolling term leases for:

(i)	the Premises (Rolling Term Premises Lease); and

(ii)	the balance of the Land.

(b)	The Sublessor consents to the Sublessee making an application to DNRME for the subdivision of the Rolling Lease referred to in clause 19.2(a).

(c)	If the Sublessee’s application under clause 19.2(a) is successful, the Sublessor must:

(i)	apply to the Chief Executive (under s.322 of the Land Act), for approval to transfer the Rolling Term Premises Lease to the Sublessee; and

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(ii)	subject to the Sublessee providing at least 12 months’ prior notice to the Sublessor, and the Chief Executive approving the transfer;

(A)	obtain a full release of the Premises from any mortgage or other financial charge on the land; and

(B)	transfer the Rolling Term Premises Lease to the Sublessee

(d)	On completion of the transfer of the Rolling Term Premises Lease to the Sublessee under clause 19.2(c)(ii), the Sublessee must pay the Rolling Term Premises Lease Fee to the Sublessor.

(e)	The Sublessor must, at the Sublessee’s request, do all things necessary and execute all such applications, consents and documents as the Sublessee reasonably requires within 10 Business Days of request, to assist the Sublessee in Its application for the grant of the Rolling Term Premises Lease (with the benefit of any associated Easements), and to obtain the necessary consent to transfer the Rolling Term Premises Lease to the Sublessee. If requested by the Sublessee, the Sublessor must engage directly with DNRME to progress the applications, and must comply with the reasonable directions of the Sublessee in doing so.

(f)	If the Sublessor fails to comply with their obligations in this clause 19, the Sublessee may sign any necessary documents, consents or approvals pursuant to the Power of Attorney

19.3	Costs

The Sublessee must reimburse the Sublessor for any reasonable costs and expenses incurred by the Sublessor, in complying with its obligations under clauses 19.1 and 19.2. The Sublessee will not be required to reimburse the Sublessor for any:

(a)	costs and expenses recoverable from a third party; or

(b)	GST payable by the Sublessor to the extent that the Sublessor is entitled to an input tax credit for that GST

20	(Sublessee’s limitation of liability

[Note Include this clause 20 where the Sublessee is a trustee ]

20.1	Definitions

The meanings of the terms used in this clause 20 are set out below:

(a)	Obligations all obligations and liabilities of the Trustee of any kind undertaken or incurred by, or imposed on, the Trustee as Sublessee under or concerning this Sublease or any document collateral to or entered into under this Sublease;

(b)	Trust means the trust of which the Trustee is trustee which includes the Sublessee’s Property;

(c)	Trust Assets all the Trust’s assets, property and rights, real and personal, of any kind; and

(d)	Trustee means the Sublessee or any other trustee of the Trust.

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Sublease pursuant to the Land Act 1994

20.2	Trustee contracts and is liable only as trustee

(a)	The Trustee enters into this Sublease as trustee of the Trust and in no other capacity. The parties other than the Trustee acknowledge that the Trustee incurs the Obligations solely in its capacity as trustee of the Trust

(b)	Except in the case of fraud, negligence, breach of trust or breach of duty by the Trustee:

(i)	the Trustee is only liable to pay or satisfy the Obligations out of Trust Assets; and

(ii)	the Sublessor may enforce its rights against the Trustee arising from the Trustee’s breach of the Obligations only by seeking application of, or recourse to, Trust Assets.

(c)	If the Trustee breaches the Obligations and the Sublessor does not recover all money owing to it arising from the breach by exercising rights referred to in clause 20.2(b)(ii), the Sublessor must not seek to recover the shortfall by:

(i)	bringing proceedings against the Trustee in its personal capacity; or

(ii)	applying to have the Trustee wound up, or proving in the Trustee’s winding up, unless another creditor has initiated the winding up proceedings.

(d)	Except in the case of fraud, negligence, breach of trust or breach of duty by the Trustee, the Sublessor waives its rights and releases the Trustee from any personal liability for loss or damage:

(i)	which the Sublessor suffers as a result of the Trustee’s breach of the Obligations; and

(ii)	which cannot be satisfied out of the Trust Assets ]

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Title Reference 17666019

Sublease pursuant to the Land Act 1994

Schedule 1	Dictionary

1	Dictionary

In this deed:

Access Roads means any existing and new vehicular and other access roads, tracks or driveways on the Premises or the subject of Easements which are reasonably necessary for the exercise of the Sublessee’s rights under this Sublease.

Approvals means any approval, consent or permission required by law, including the Land Act and agreements (including the approval of any relevant Authority and the CP Approvals (as defined in the Option and Licence Deed)) for:

(a)	the grant of this Lease, any Easement, the Permitted Use and the construction of the Solar Farm;

(b)	the subdivision of the Land, if the subdivision of the Land is required; and

(c)	using the Premises for generation of electricity from a Solar Farm,

and includes any required approval:

(d)	for the construction and operation of the Solar Farm and the subdivision of the Land;

(e)	of any financier or other investor to fund the development and operation of the Solar Farm; or

(f)	of any party whose consent is required to connect the Solar Farm to any electricity distribution or transmission network.

Authority means any government or any governmental, semi-governmental, city, municipal, civic, administrative, statutory undertaker, fiscal, statutory or judicial body, instrumentality, department (including any minister of a department), commission, authority, tribunal, agency or other similar entity and includes an Electricity Entity.

Buffer Land means the area shown in the plan attached in Part 1 of Schedule 4.

Business Day means any day except Saturday or Sunday or a day that is a public holiday throughout Queensland.

Cables means any underground or overhead cables, wire cable tube pipe conductor or other similar thing, wires, fibre optic cables, drains, pipes, fibre optic cables and other conduits, posts, pylons, poles, support substations and other ancillary apparatus and similar and associated plant and equipment necessary for the Permitted Use and/or for transmitting and/or distributing electricity together with marker take and junction boxes and other ancillary equipment

Commencing Date means the date specified in Item 6.

Compound means a collector compound which allows for the storage of plant equipment and materials in respect of the Works and in connection with the exercise of the rights granted in clause 8.

CSP Plant means a facility which generates electricity from solar, including where solar energy is optically concentrated to heat a heat transfer fluid which as part of a thermal energy storage system delivers energy to drive a boiler and steam turbine to generate electricity including all Electrical Plant associated with the generation of electricity.

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Sublease pursuant to the Land Act 1994

Corporations Act means Corporations Act 2001 (Cth).

CPI means the Consumer Price Index All Groups number for the capital city of the state in which the Premises are located published from time to time by the Australian Bureau of Statistics.

CPI Review Date means the first anniversary of the Commencing Date and each subsequent anniversary of that date during the Term.

Decommissioning Works means

(a)	returning the Premises (excluding, for the avoidance of doubt, the Sublessee’s Property, which shall remain the property of the Sublessee) to the Sublessor in a condition:

(i)	consistent with the Sublessee having observed its obligations under the Sublease; and

(ii)	suitable for grazing;

(b)	removing any plate, sign or advertisement installed inside or outside the Premises and repair any damage caused; and

(c)	removing the Sublessee’s Property installed in the Premises and including any plant, equipment and items installed solely for use in connection with the Development,

and the Sublessee must make good any damage caused by the removal of the Sublessee’s Property at its own cost.

Developer means the ‘Developer’ under the Option and Licence Deed, from time to time.

Development means the development of the Solar Farm which the Sublessee proposes to construct and operate on the Premises with a view to the commercial generation of electricity and includes (without limitation) where the context permits the Premises and the Compound

Dispose means to sell or transfer the Sublessor’s interest in the Premises, or grant any interest in any part of the Premises including the grant of a concurrent lease and Disposal has a corresponding meaning.

DNRME means the Department of Natural Resources, Mines and Energy, or any replacement authority responsible for administering the Land Act.

Easement Land means any land on which any Easements are situated.

Easements means the easements:

(a)	benefitting and burdening the Land or the Premises; and

(b)	which are required by the Sublessee for carrying out the Permitted Use.

Electrical Plant means such plant and equipment (for example, a substation, switching station or transformer) as is required to render the electrical output of the Solar Farm suitable for export to a high voltage transmission system.

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Electricity Entity means an entity defined as an electricity entity’ under the Electricity Act 1994 (Qld)

Energy Storage Facility means the electricity storage facility, comprising and including but not limited to any combination of advanced batteries, electrical controls, rectifiers and inverters, air conditioning equipment electric cables and wires, electricity sub-station, interconnections and/or switching facilities and transformers (Including pad mounted transformers), energy storage facilities, telecommunications equipment, hard standing, radio relays, gates, signs and permanent fences, control building(s) (if any), the building and other related and ancillary equipment, for the import, storage and export of electricity erected or to be erected on the Premises or the energy storage project, together with any related infrastructure.

Environment means all components of the earth, Including

(a)	land, including any air or water in, on, above or beneath the ground;

(b)	any layer of the atmosphere;

(c)	any organic or inorganic matter;

(d)	any living organism;

(e)	natural or modified features or structures; and

(f)	ecosystems and all elements of the biosphere.

Environmental Law means any legislation or regulation which regulates or has as its objective the protection or enhancement of the Environment and any notice given under any such legislation or regulation.

Exclusivity Area means the land shown on the plan in Part 1 of Schedule 4.

Expiry Date means the date in Item 7.

Financier means any bank, funder or financial institution providing funding to the Solar Farm project or the Sublessee in respect of the Solar Farm project

Future Development means any works or other activities which the Sublessee wishes to undertake during the Term to maintain a financially and technically sound solar farm or renewable energy project, and includes but is not limited to replacing, upgrading, expanding and altering any part of the Solar Farm.

Initial Period means the period from the Commencing Date until the day before Substantial Commencement

Initial Rent means $15,000 plus GST per annum.

Item means an item in the reference table at the front of the Sublease

Land means the land specified in Item 3 and includes the Premises.

Land Act means the Land Act 1994 (Qld).

Land Registry means the land registry administered in Queensland.

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Sublease pursuant to the Land Act 1994

Lease means the rolling term head lease PH13/2324.

Liability includes:

(a)	any cost, damage, expense or loss, whether present or future, fixed or unascertained, actual or contingent; and

(b)	any action, claim, demand or proceeding.

Light and Weather Monitoring Equipment means equipment for measuring and recording weather information and for measuring light, erected or installed by or on behalf of the Sublessee

Mining Lease means:

(a)	the grant of a mining tenement, or any other rights, or consent to exploration or mining activities under the Mineral Resources Act 1989 (Qld)’, or

(b)	the grant of any rights under the Petroleum & Gas (Production and Safety) Act 2004 (Qld),

in the Land or any part of the Land.

Minister means the minister administering the Land Act, or a delegate.

Option and Licence Deed means the deed of that name between James Lyne Lord and Marjorie Annette Lord as landowners and Vast Solar Pty Ltd ACN 136 258 574 as developer dated [#insert].

Payment Date means the expiry of each Quarter during the Term and “Payment Dates” has a corresponding meaning.

Payment Period means the period from 1 July in any year to 30 June in the following year or such other annual Payment Period as the Sublessee notifies the Sublessor of in writing from time to time.

Permitted Use means the use and activities in Item 11

Plans and Specifications means the plans and specifications prepared by the Sublessee under clause 18.2(a)

Power of Attorney means a power of attorney in the form attached in Schedule 5

Premises means the land described in Item 4.

Prescribed Terms means the prescribed terms set out in Schedule 4 of the Land Regulation 2020 (Qld).

President means the president or other senior officer of the Australian Property Institute (Queensland branch).

Quarter means each consecutive three month in a Payment Period the first of which commences on the first day of that Payment Period.

Rates means council rates, water rates, taxes, levies, imposts, duties and all other charges imposed by any Authority in respect of the Land.

Rent means the annual rent payable by the Sublessee to the Sublessor pursuant to the provisions of this Sublease.

QUEENSLAND TITLES REGISTRY	SCHEDULE

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Sublease pursuant to the Land Act 1994

Resource Authority means a resource authority’ as defined in the Mineral and Energy Resources Common Provisions) Act 2014 (Qld).

Rolling Term Premises Lease has the meaning in clause 19.2(a)(1).

Rolling Term Premises Lease Fee means an amount equal to the net present value of the remaining rental payments for the Premises, at a 6.5% discount rate (assuming a CPI increase of 2% per annum) until expiry of the Term. For the purposes of illustration alone, an example calculation assuming an initial annual rental of $348,000.00 per annum is attached at Schedule 7.

Solar Farm means the whole of the solar farm or renewable energy project located or to be located on the Premises and includes a CSP Plant, all Solar Farm Facilities, Thermal Energy Storage Facility and any Energy Storage Facilities.

Solar Farm Facilities means all or any of the solar arrays including, heliostats, tower mounted receivers, heat transfer reticulation pipes, heat exchangers, storage tanks and pumps, turbine and generator halls, water treatment and storage facilities, steam generators and steam vessels, air cooled condensers and all other equipment required to generate electrical energy from thermal means, solar powered electricity generating solar photovoltaic panels, Light and Weather Monitoring Equipment, Electrical Plant, Cables (underground or overhead), frames, supports, towers, hard standings, substations, access tracks, culverts, ditches, dams, ponds, waterways, batching facilities and all associated buildings (including, but not limited to, plant rooms and batching facilities), construction compounds, plant, equipment, foundations, infrastructure, site entrances and maintenance buildings constructed, installed or located or to be constructed, installed or located on the Land that the Sublessee intends to be or treats as being part of the Solar Farm erected or to be erected on land including the Premises together with any related infrastructure of such type and size and construction as the Sublessee may in its absolute discretion decide.

Sublease means this Sublease and any renewal or extension under clause 4.

Sublessee means the person named in Item 2 and includes, where the context allows:

(a)	the Sublessee’s employees, agents, contractors and invitees; and

(b)	any person authorised by the Sublessee to act on behalf of the Sublessee with respect to the Premises or the Sublease.

Sublessee’s Property means all of the Solar Farm and all of the Sublessee’s fixtures, improvements, fittings, signs, equipment, goods, and property whatsoever, whether on, in or under the Premises or on, in, under or within the Easement Land.

Sublessor means the person named in Item 1 and includes, where the context allows:

(a)	the Sublessor’s employees, agents, contractors and invitees; and

(b)	any person authorised by the Sublessor to act on behalf of the Sublessor with respect to the Premises or the Sublease.

Substantial Commencement means commencement of the Works, but does not include preliminary activities such as site investigations, surveying or site clearing.

Taxes means the Sublessor’s land tax so far as it relates to the Land.

Term means the term in Item 5 and any period of extension or renewal of that term.

QUEENSLAND TITLES REGISTRY	SCHEDULE

Land Title Act 1994, Land Act 1994 and Water Act 2000

Title Reference 17666019

Sublease pursuant to the Land Act 1994

Thermal Energy Storage Facility means the thermal energy storage facility, comprising and including but not limited to any combination of insulated molten salt tanks, pumps and heat exchangers, heat tracing, salt heating, electrical controls, control building(s) (if any), the building and other related and ancillary equipment, for the import, storage and export of thermal energy erected or to be erected on the Premises together with any related infrastructure.

Tripartite Deed has the meaning in clause 10,3.

WHS Law means the Work Health & Safety Act 2011 (Qld)

Works means the works carried out by the Sublessee as set out in the Works Schedule, as amended from time to time in accordance with the Sublease.

Works Schedule means the schedule attached as Schedule 2.

2	Interpretation

(a)	Unless the context otherwise requires a word which denotes:

(i)	the singular denotes the plural and vice versa;

(ii)	any gender denotes the other genders; and

(iii)	a person includes an individual, a body corporate and a government;

(b)	Unless the context otherwise requires a reference to:

(i)	any legislation includes a regulation or instrument made under it and where amended, re-enacted or replaced means that amended, re-enacted or replacement legislation;

(ii)	any other agreement or instrument (including for this purpose articles of association) where amended or replaced means that agreement or instrument as amended or replaced;

(iii)	a clause, schedule, annexure or exhibit is a reference to a clause of, annexure to, schedule to or exhibit to this agreement;

(iv)	a group of persons includes any one or more of them,

(v)	a thing or amount is a reference to the whole and each part of it; and

(vi)	cents, dollars or $ means Australian cents and dollars;

(vii)	a reference to this agreement includes the recitals and any schedules, annexures and exhibits to this agreement and where amended, means this agreement as so amended;

(viii)	headings wile ignored in the interpretation of this agreement;

(ix)	a person includes the trustee, executor, administrator, successor in title and permitted assign of that person

QUEENSLAND TITLES REGISTRY	SCHEDULE

Land Title Act 1994, Land Act 1994 and Water Act 2000

Title Reference 17666019

Sublease pursuant to the Land Act 1994

(x)	an agreement, representation or warranty by or in favour of two or more persons binds or is for the benefit of them jointly and severally each and every provision or part of a provision of this agreement will, unless the context requires, be read and construed as a separate and severable provision and as separate and severable parts, so that if any provision or part is void or unenforceable for any reason, then such provision or part will be severed and the remainder read and construed as if the severed provision or part is omitted;

(xi)	any consent or approval means prior written consent or prior written approval;

(xii)	the words “include”, “includes” or “including” will be deemed in all cases to be followed by the words “without limitation”; and

(xiii)	no provision in this agreement will be construed adversely to any party solely on the grounds that the party was responsible for preparation of that provision.

QUEENSLAND TITLES REGISTRY	SCHEDULE

Land Title Act 1994, Land Act 1994 and Water Act 2000

Title Reference 17666019

Sublease pursuant to the Land Act 1994

Schedule 2	Works Schedule

Any works associated with the Permitted Use including (without limitation)

•	connecting the Solar Farm to any electricity grid, Cables, or other works on or beyond the Land;

•	the construction, erecting, installation, laying, forming, establishment, renewal, replacement, widening, improvement, maintaining, repairing, altering, improving, replacing, decommissioning and removing (as applicable) of:

-	the Solar Farm Facilities (or any components);

-	the Electrical Plant;

-	the Cables and any associated works and installations including power poles,

-	the Access Roads;

-	any monitoring equipment;

-	any Energy Storage Facilities

-	any Thermal Energy Storage Facilities;

-	substations and terminal stations;

-	site entrances;

-	temporary works and batching plant, including fencing;

-	temporary work camp and related facilities

-	operations, maintenance and manufacturing and assembly buildings:

-	communications towers;

-	temporary or permanent storage and hard standing areas necessary for the Permitted Use

-	ditches, dams, bores, ponds and waterways;

-	public viewing area; and

-	any other part of the Solar Farm,

under, on or over the Land including (without limitation) any required excavation or earthworks of the Land, deposit of soil on the Land, the removal of trees and other vegetation and all other ancillary works or installations required for the generation and transmission of electricity from the Solar Farm.

QUEENSLAND TITLES REGISTRY	SCHEDULE

Land Title Act 1994, Land Act 1994 and Water Act 2000

Title Reference 17666019

Sublease pursuant to the Land Act 1994

Schedule 3	Form of Deed of Covenant

Deed of Covenant

[Insert]

ABN [insert]

(Sublessor)

[Insert]

ABN [insert]

(Sublessee)

[Insert]

ABN [insert]

(Purchaser)

QUEENSLAND TITLES REGISTRY	SCHEDULE

Land Title Act 1994, Land Act 1994 and Water Act 2000

Title Reference 17666019

Sublease pursuant to the Land Act 1994

Date:

Parties

1	[insert] ABN [insert] of [insert address] (Sublessor)

2	[insert] ABN [insert] of [insert address] (Sublessee)

3	[insert] ABN [insert] of [insert address] (Purchaser)

Introduction

A	The Sublessor is registered as the proprietor of an estate in fee simple in the whole of the land comprised in [insert] (Land)

B	By a Sublease dated [insert] (Sublease) the Sublessor has granted to the Sublessee a lease over that part of the Land being the parcel marked [insert] on the plan attached to the Sublease (Premises) for a term of [10] years commencing on [insert],

C	Clause 9,5(1) of the Sublease provides that the Sublessor must not sell, transfer, dedicate or dispose of the Land or any interest in the Land to a third party (Third Party) without first procuring the execution in each case by the Third Party of a deed (to be prepared by the Sublessor at the cost of the Sublessee) in the same form as this deed whereby the Third Party covenants and agrees with the Sublessee that that Third Party will observe and be bound by all of the Sublessor’s obligations under the Sublease insofar as the same are still subsisting and to permit the Sublessee to exercise the rights granted to it by the Sublease.

D	The Sublessor proposes to sell and transfer the Land to the Purchaser

E	The Purchaser has agreed to enter into this deed in compliance with clause 9 6(a) of the Sublease.

The parties agree

1	Acknowledgments

The parties acknowledge and agree that the Recitals to this deed are true and correct in every material particular and form part of this deed.

2	Definitions and Interpretation

The Definitions and Interpretation provisions in the Sublease apply to this deed unless the contrary intention appears

3	Covenant by Purchaser

The Purchaser covenants and agrees with the Sublessee that, following the purchase of the Land by the Purchaser, the Purchaser shall observe and be bound by all of the Sublessor’s obligations under the Sublease insofar as the same are still subsisting and shall permit the Sublessee to exercise the rights granted to it by the Sublease as if:

(a)	the provisions of the Sublease were set out in this deed;

(b)	the Purchaser was the Sublessor and references to the Sublessor were references to the Purchaser.

QUEENSLAND TITLES REGISTRY	SCHEDULE

Land Title Act 1994, Land Act 1994 and Water Act 2000

Title Reference 17666019

Sublease pursuant to the Land Act 1994

4	Covenant by Sublessee

The Sublessee covenants with the Purchaser that, following the purchase of the Land by the Purchaser, the Sublessee shall observe and be bound by all of the Sublessee’s obligations under the Sublease insofar as the same are still subsisting and shall permit the Purchaser to exercise the rights granted to the Sublessor by the Sublease as if

(a)	the provisions of the Sublease were set out in this deed;

(b)	the Purchaser was the Sublessor and references to the Sublessor were references to the Purchaser.

5	Release of Sublessor

The Sublessee releases and discharges the Sublessor from all obligations under the Sublease following the purchase of the Land by the Purchaser and from all claims, demands and liabilities in connection with the Sublease that arise following the purchase of the Land.

6	Release of Sublessee

The Sublessor releases and discharges the Sublessee from all obligations under the Sublease following the purchase of the Land by the Purchaser and from all claims, demands and liabilities in connection with the Sublease that arise following the purchase of the Land.

7	Third parties

If the Purchaser intends to dispose of or deal with its interest in the Land during the Term the Purchaser undertakes to dispose of or deal with its interest in the Land only on the basis that its disposal of or dealing with the Interest is subject to a deed in favour of the Sublessee on the terms set out in this deed.

8	Non-waiver

No waiver by one party of a breach of the other party of any obligation, provision or condition of this deed expressed or implied operates as a waiver of any other breach of the same or any other obligation, provision or condition of this contract expressed or implied

9	Notices

(a)	A notice or other communication connected with this deed (Notice) has no legal effect unless it is in writing.

(b)	In addition to any other method of service provided by law, the Notice may be:

(i)	sent by prepaid post to the address of the addressee set out in this deed or subsequently notified;

(ii)	delivered at the address of the addressee set out in this deed or subsequently notified.

(c)	A Notice must be treated as given to and received:

(i)	if sent by post, on the 3rt Business Day (at the address to which it is posted) after posting; or

QUEENSLAND TITLES REGISTRY	SCHEDULE

Land Title Act 1994, Land Act 1994 and Water Act 2000

Title Reference 17666019

Sublease pursuant to the Land Act 1994

(ii)	if otherwise delivered before 5pm on a Business Day at the place of delivery, upon delivery, and otherwise on the next Business Day at the place of delivery

(d)	A Notice sent or delivered in a manner provided by clause 8(2) must be treated as validly given to and received by the party to which it is addressed even if:

(i)	the addressee has been liquidated or deregistered or is absent from the place at which the Notice is delivered or to which it is sent; or

(ii)	the Notice is returned unclaimed,

(e)	Any Notice by a party may be given and may be signed by its solicitor.

10	Entire agreement

The parties acknowledge and agree that this deed and the Sublease are their entire agreement in respect of the subject matter of this deed and that there are no conditions, representations, warranties or other terms affecting the subject matter of this deed other than those contained in this deed and the Sublease

11	Compliance with law

If any provision of this deed offends any law applicable Io this deed and is as a consequence rendered illegal invalid or unenforceable then:

(a)	where the offending provision can be read down so as to give it a valid and enforceable operation of a partial nature it must be read down to the extent necessary to achieve that result; and

(b)	in any other case the offending provision must be severed from this deed so that the remaining provisions of the deed operate as if the offending provision had not been included.

12	Duty

(a)	The Purchaser must pay all duty in respect of this deed and any document or transaction arising from this deed and indemnifies the Sublessor and the Sublessee against all such duty and penalties for non-payment.

(b)	The Purchaser must pay all registration fees and government fees in respect of this deed and indemnifies the Sublessor and the Sublessee against all such fees.

13	Governing law and jurisdiction

This deed is governed by the laws of the state in which the Land is located. The parties submit to the non-exclusive jurisdiction of courts exercising jurisdiction there.

14	Variation

An amendment or variation to this deed is not effective unless it is in writing and signed by the parties.

QUEENSLAND TITLES REGISTRY	SCHEDULE

Land Title Act 1994, Land Act 1994 and Water Act 2000

Title Reference 17666019

Sublease pursuant to the Land Act 1994

15	Counterparts

This deed may be executed in any number of counterparts.

(a)	All counterparts together constitute one agreement.

(b)	A party may execute this agreement by signing any counterpart.

Execution Page

[***]

QUEENSLAND TITLES REGISTRY	SCHEDULE

Land Title Act 1994, Land Act 1994 and Water Act 2000

Title Reference 17666019

Sublease pursuant to the Land Act 1994

Part 2- Buffer Land Obligations

1.1	No obstruction

(1)	The Sublessor must not obstruct or interfere in anyway with the passage of light and solar radiation across the Buffer Land.

(2)	The Sublessor must not use the Buffer Land (or permit the Buffer Land to be used) by any extractive industries, or for any other activities which may extract or expel dust without the prior written approval of the Sublessee.

(3)	The Sublessor must not use the Buffer Land in a manner which may Interfere with, obstruct or damage any Works or any of the Sublessee’s other activities or property on the Premises or the Easement Land.

1.2	Vegetation, structures and undertakings

(1)	The Sublessor must not without the Sublessor’s prior written consent do any of the following on any part of the Buffer Land:

(a)	operate or permit the operation of any undertaking which in the reasonable opinion of the Sublessee impacts on the ability of the Solar Farm to efficiently convert solar irradiation to electricity;

(b)	plant or permit anyone else to plant trees or shrubs, or

(c)	construct or install, or permit the construction or installation of, a building or structure.

(2)	The Sublessor must not without the Sublessee s written consent plant or permit anyone else to plant trees or shrubs, or construct or install or permit the construction or installation of any building or other structure, on the Buffer Land

(3)	The Sublessee will not unreasonably withhold consent (but may give consent subject to reasonable conditions) if the Sublessor demonstrate to the Sublessee’s satisfaction that the proposed vegetation, building, structure or undertaking will not adversely affect the Solar Farm.

(4)	The Sublessor must promptly, at Its own cost:

(a)	remove any vegetation, building or structure planted or erected; and/ or

(b)	cease or procure the cessation of any undertaking,

in breach of paragraphs (1) or (2) above, as notified by the Sublessee.

(5)	If the Sublessor fails to comply with paragraph (4) above within a reasonable time, the Sublessee may remove the non-compliant vegetation, building or structure or arrange for the cessation of the undertaking, at the Sublessor’s expense. The Sublessor must reimburse any expenses incurred under this paragraph (5) within 10 Business Days after request.

QUEENSLAND TITLES REGISTRY	SCHEDULE

Land Title Act 1994, Land Act 1994 and Water Act 2000

Title Reference 17666019

Sublease pursuant to the Land Act 1994

Schedule 5	Power of Attorney

Dated

Power of attorney

Parties

Vast Solar Pty Ltd AON 136 258 574

James Lyne Lord and Marjorie Annette Lord

Norton Rose Fulbright Australia
[***]
[***]
Tel: [***]
[***]
Our ref: [***]

QUEENSLAND TITLES REGISTRY	SCHEDULE

Land Title Act 1994, Land Act 1994 and Water Act 2000

Title Reference 17666019

Sublease pursuant to the Land Act 1994

Power of Attorney deed poll dated

By	James Lyne Lord and Marjorie Annette Lord of [***] (Principal)

in favour of	Vast Solar Pty Ltd ACN 136 258 574 of [***] (Attorney)

1	Definitions and interpretation

1.1	Definitions

The meanings of the terms used in this Deed are set out below.

(1)	Deed means this deed poll;

(2)	Document means any document required to carry out the Principal’s obligations under the Lease, including clause 19 of the Lease;

(3)	Lease means the lease dated [#] and made between the Principal and the Attorney; and

(4)	Titles Office means the Department of Natural Resources, Mines and Energy, or such replacement department responsible for the registration of land titles in Queensland.

1.2	Interpretation

In this Deed:

(1)	headings and bold type are for convenience only and do not affect the interpretation of this Deed;

(2)	the singular includes the plural and the plural includes the singular;

(3)	words of any gender include all genders;

(4)	other parts of speech and grammatical forms of a word or phrase defined in this Deed have a corresponding meaning;

(5)	an expression importing a person includes any company, partnership, joint venture, association, corporation or other body corporate and any government agency as well as an individual;

(6)	a reference to a clause or a party, is a reference to a clause of, and a party to, this Deed;

(7)	a reference to any legislation includes all delegated legislation made under it and amendments, consolidations, replacements or re-enactments of any of them;

(8)	a reference to a document includes all amendments or supplements to, or replacements or novations of, that document;

(9)	a reference to a party in a document (including a party to this Deed) includes that party’s successors and permitted assignees; Sublease pursuant to the Land Act 1994

(10)	a promise on the part of 2 or more persons binds them jointly and severally;

QUEENSLAND TITLES REGISTRY	SCHEDULE

Land Title Act 1994, Land Act 1994 and Water Act 2000

Title Reference 17666019

Sublease pursuant to the Land Act 1994

(11)	no provision of this Deed will be construed adversely to a party because that party was responsible for the preparation of this Deed or that provision;

(12)	a reference to a body, other than a party to this Deed (including an institute, association or authority), whether statutory or not:

(a)	which ceases to exist; or

(b)	whose powers or functions are transferred to another body,

is a reference to the body which replaces it or which substantially succeeds to its powers or functions; and

(13)	the words ‘include’ or ‘for example’ or similar expressions are not words of limitation.

2	Appointment as attorney

2.1	Subject to clause 7, the Principal irrevocably and unconditionally appoints the Attorney to be the attorney of the Principal with the authority to do any of the following in the name of the Principal, and on the Principal’s behalf (whether in or outside Australia):

(1)	execute each Document in a form and substance satisfactory to the Attorney, and to finalise, settle and complete any blanks in, or supplement or amend any Document (whether or not changes are material and whether or not they involve changes to the parties);

(2)	complete and sign any document or dealing contemplated by the Lease or do anything the Principal must or may do under the Lease on the Principal’s behalf, if the Principal does not:

(a)	comply with any of its obligations under the Lease within a reasonable time of being asked or required to do so; or

(b)	carry out an obligation under the Lease properly or completely, in the opinion of the Principal.

2.2	In this clause 2. execute includes executing under hand or under seal and delivering, either conditionally or unconditionally, whether the document is in the form of an agreement or a deed or something else.

3	Ratification

A Principal is bound by the acts of the Attorney performed on its behalf in the exercise of a power under this Deed. The Principal agrees to ratify and confirm whatever the Attorney does in the exercise or purported exercise of the powers granted by this Deed.

4	Delegation

4.1	The Attorney has authority to appoint one or more persons to act as an additional or substitute attorney for the Principal and to exercise one or more of the powers conferred on the Attorney by this Deed including the power to appoint an additional or substitute attorney. The expression “Attorney” in this Deed includes any such additional or substitute attorney.

QUEENSLAND TITLES REGISTRY	SCHEDULE

Land Title Act 1994, Land Act 1994 and Water Act 2000

Title Reference 17666019

Sublease pursuant to the Land Act 1994

4.2	The Attorney may execute any Document on behalf of the Principal even if it contains a power of attorney or other delegation.

5	Indemnity

5.1	The Attorney is not personally liable in relation to any Document executed or other act performed under this Deed.

5.2	The Principal will, on demand, indemnify the Attorney in respect of all costs, expenses, losses or liabilities of any kind which the Attorney incurs or suffers in connection with anything done or omitted in the exercise of the powers conferred on the Attorney under this Deed.

6	Reliance

A person dealing with the Attorney in good faith may accept as correct and may rely without further enquiry on a statement from that Attorney that:

(1)	the person is an Attorney under this Deed;

(2)	a document is a “Document” for the purposes of this Deed or that an act of the Attorney is authorised under this Deed;

(3)	this Deed is in effect; and

(4)	the Attorney has received no notice of revocation of the powers conferred on them by this Deed.

7	Revocation

The powers given to the Attorney in this Deed are irrevocable until the date of registration of the Document at the Titles Office, in a form acceptable to the Attorney. After that date, those powers expire automatically.

8	Governing law

The laws of Queensland govern this Deed.

QUEENSLAND TITLES REGISTRY	SCHEDULE

Land Title Act 1994, Land Act 1994 and Water Act 2000

Title Reference 17666019

Sublease pursuant to the Land Act 1994

Executed as a Deed and delivered on the date shown on the first page by the Principal.

Signed sealed and delivered by James Lyne Lord in the presence of:

Signature of witness

Name of witness (BLOCK LETTERS)

Signed sealed and delivered by James Lyne Lord in the presence of:

Signature of witness

Name of witness (BLOCK LETTERS)

Address of witness

QUEENSLAND TITLES REGISTRY	SCHEDULE

Land Title Act 1994, Land Act 1994 and Water Act 2000

Title Reference 17666019

Sublease pursuant to the Land Act 1994

Schedule 6	Tripartite Deed

DRAFT

Dated

[insert name] Solar Farm
Lease Tripartite Deed

Parties

[insert Tenant/project owner name]

James Lyne Lord and Marjorie Annette Lord

[insert financial institution / security trustee name]

Norton Rose Fulbright Australia
[***]
[***]

[***]

QUEENSLAND TITLES REGISTRY	SCHEDULE

Land Title Act 1994, Land Act 1994 and Water Act 2000

Title Reference 17666019

Sublease pursuant to the Land Act 1994

Contents

1	Definitions and interpretation		95
	1.1	Definitions	95
	1.2	Incorporated definitions	97
	1.3	Interpretation	97
	1.4	Inconsistency	99
	1.5	Security Trustee limitation on liability	99
	1.6	Business Day	101

2	Consents and acknowledgments		101
	2.1	By the Tenant	101
	2.2	By the Landlord	101

3	Representations and warranties		102
	3.1	By the Landlord	102
	3.2	Survival of representations and warranties	103
	3.3	Reliance by Security Trustee	103

4	Undertakings		103
	4.1	By the Landlord	103

5	Default, termination and cure rights		103
	5.1	Landlord to give notice to the Security Trustee	103
	5.2	Termination	103
	5.3	Security Trustee’s cure rights	104
	5.4	No obligation to remedy	104
	5.5	Tenant discharged	105
	5.6	Consequent action	105

6	Enforcement		105
	6.2	Acknowledgment	105
	6.3	Consequences of enforcement	106
	6.4	Assistance	106

7	Refinance		106

8	Further steps		106

9	Assignment		106
	9.1	By the Landlord	106
	9.2	By the Security Trustee	107

10	Term		107

11	General		107
	11.1	Survival of obligations	107
	11.2	Cumulative powers	107
	11.3	Severability	107
	11.4	Variation or waiver	107
	11.5	Waiver and exercise of Powers	108
	11.6	Entire agreement	108
	11.7	Confidentiality	108
	11.8	Counterparts	108
	11.9	Execution by attorney	108

QUEENSLAND TITLES REGISTRY	SCHEDULE

Land Title Act 1994, Land Act 1994 and Water Act 2000

Title Reference 17666019

Sublease pursuant to the Land Act 1994

	11.10	Notices	109

12	Governing law and jurisdiction		109
	12.1	Governing Law	109
	12.2	Jurisdiction	109

Schedule 1 Notice Details			111

QUEENSLAND TITLES REGISTRY	SCHEDULE

Land Title Act 1994, Land Act 1994 and Water Act 2000

Title Reference 17666019

Sublease pursuant to the Land Act 1994

Lease Tripartite Deed dated

Parties

[insert name of Tenant] of [insert address] (Tenant)

James Lyne Lord and Marjorie Annette Lord of [insert address]
(Landlord)

[inert name] of [insert address]
(Security Trustee)

Introduction

A	The Tenant and the Landlord are parties to the Relevant Contract.

B	The Tenant will be party to certain financing arrangements for the purpose of developing the Project.

C	The provision of financial accommodation is conditional on, among other things, the parties entering into this deed to regulate their relationship in relation to the Relevant Contract and to record certain agreements between them.

It is agreed

1	Definitions and interpretation

1.1	Definitions

In this deed, the following definitions apply unless the context indicates otherwise:

Authorised Officer means

(1)	in relation to the Tenant or the Landlord, a director, company secretary or person notified to be an authorised officer of that party; or

(2)	in relation to the Security Trustee, a director, associate director, senior associate, company secretary, attorney or an officer whose title is, or includes the word, Manager’, ‘Executive’, ‘Director’, ‘Senior Associate’, Associate Director’ or President’ of the Security Trustee at that time, and any person acting in any of those capacities at that time;

Beneficiaries means the beneficiaries from time to ti me under the Security Trust Deed,

Business Day means a day which is not a Saturday, Sunday or public holiday in Brisbane and Sydney;

Corporations Act means the Corporations Act 2001 (Cth);

Cure Period means:

(1)	in the case of a Termination Event which results from a failure by the Tenant to pay money under the Relevant Contract, [20] Business Days from the later of the end of the applicable cure period granted to the Tenant under the Relevant Contract and the date of receipt by the Security Trustee of the relevant

QUEENSLAND TITLES REGISTRY	SCHEDULE

Land Title Act 1994, Land Act 1994 and Water Act 2000

Title Reference 17666019

Sublease pursuant to the Land Act 1994

(2)	in the case of any other Termination Event which is capable of remedy, [90] Business Days from the later of the end of the applicable cure period granted to the Tenant under the Relevant Contract and the date of receipt by the Security Trustee of the relevant Termination Notice; and

(3)	in the case of a Termination Event which is not capable of remedy, [10] Business Days from the later of the end of the applicable cure period granted to the Tenant under the Relevant Contract and the date of receipt by the Security Trustee of the Termination Notice;

Default means any breach by the Tenant of any of its obligations under the Relevant Contract;

Default Notice means any notice from the Landlord to the Tenant specifying that a Default has occurred, including any notice given under clause 15.1(1) (Monetary Default Notice) and clause 15.1 (3)(c) (Non-Monetary Default Notice) of the Lease:

Enforcing Party means the Security Trustee or any receiver, receiver and manager, attorney, agent or any person having similar functions, appointed under a Security;

Finance Documents means the agreements under which the Beneficiaries provide financial accommodation to the Tenant or related parties of the Tenant in connection with the development or operation of the Project;

Force Majeure means the occurrence of any event which is beyond the control of an Enforcing Party and which deiays or prevents an Enforcing Party from remedying a Default;

GST means any goods or services tax, value added tax, consumption tax or similar tax including as that term is defined in the GST Act;

GST Act means A New Tax System (Goods and Services Tax) Act 1999 (Cth);

Land means [insert description];

Lease means the lease agreement dated on or about the date of this deed in relation to the Land between the Landlord and the Tenant;

Mortgage of Lease means the mortgage of lease dated on or about the date of this deed granted by the Tenant in favour of the Security Trustee in respect of the Tenant’s rights under and interest in the Lease;

Option for Lease means the agreement date [insert date] between the Tenant and the Landlord;

Party means a party to this deed;

Power includes an authority, benefit, right, power, privilege, discretion or remedy, however created, whether express or implied;

Project means the development and operation by the Tenant of a solar farm to be located on the Land;

Relevant Contract means the Lease;

Secured Property means the property subject to a Security;

QUEENSLAND TITLES REGISTRY	SCHEDULE

Land Title Act 1994, Land Act 1994 and Water Act 2000

Title Reference 17666019

Sublease pursuant to the Land Act 1994

Security means:

(1)	the Mortgage of Lease; and

(2)	any present or future Security Interest, guarantee or other document or agreement created or entered into by any person as security for the payment of any or all debts and monetary liabilities of that person or any other person in connection with the Finance Documents in any capacity owed to the Security Trustee (for its own account or for the account of a Beneficiary under or in relation to any Finance Document and in any capacity);

Security Interest means a mortgage, charge, pledge, lien or other security interest securing any obligation of any person or any other agreement, notice or arrangement having a similar effect, including any “security interest” as defined in sections 12(1) or (2) of the PPSA;

Security Trust means the trust established under the Security Trust Deed;

Security Trust Deed means the document so entitled, dated on or about the date of this deed and entered into between the Tenant, the Security Trustee and others;

Tax includes any tax, GST, rate, levy, impost or duty (including stamp duty) (other than a tax on the net overall income of a party) and any interest, penalty, fine or expense relating to any of them;

Termination Date has the meaning given to it in clause 5.2(2) (Termination),

Termination Event means any breach by the Tenant of any of its obligations under the Relevant Contract or any other event or circumstance which, with the giving of notice, lapse of time or any determination, would entitle the Landlord to:

(1)	suspend performance of any or all of its obligations under the Relevant Contract;

(2)	terminate or rescind the Relevant Contract; or

(3)	treat the Relevant Contract as repudiated or void;

Termination Notice means a notice issued by the Landlord of its intention to terminate the Relevant Contract.

1.2	Incorporated definitions

(1)	A term which is defined in the Relevant Contract has the same meaning when used in this deed unless it is defined in this deed, in which case the meaning in this deed applies.

(2)	If a term which is defined in the Relevant Contract is amended after the date of this deed, the term is only amended for the purposes of this deed if the Security Trustee consents to the amendment.

1.3	Interpretation

(1)	In this deed, unless the contrary intention appears, a reference to:

(a)	an amendment includes a supplement, novation, extension (whether of maturity or otherwise), restatement, re-enactment or replacement (however fundamental and whether or not more onerous), and amended will be construed accordingly;

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Title Reference 17666019

Sublease pursuant to the Land Act 1994

(b)	assets and property includes present and future properties, revenues and rights of every description;

(c)	a document includes any agreement in writing, or any certificate, notice, document, instrument or other document of any kind and is a reference to that document as amended, restated or novated;

(d)	disposal means a sale, transfer, assignment, grant, lease, licence, declaration of trust or other disposal, whether voluntary or involuntary and whether in a single transaction or a series of transactions, and dispose will be construed accordingly;

(e)	law includes any law or legal requirement, including at common law, in equity, under any statute, rule, regulation, proclamation, order in council, ordinance, by-law, interim development order, planning scheme or environmental planning scheme whether commonwealth, state, territorial or local and any decision, ruling, interpretive decision, directive, guidance or requirement of any Authority;

(f)	indebtedness includes any obligation (whether incurred as principal or as surety and whether present or future, actual or contingent) for the payment or repayment of money;

(g)	a person or entity includes any person, firm, company, corporation, government, state or agency of a state or any association, trust or partnership (whether or not having separate legal personality) or 2 or more of them and any reference to a particular person or entity (as so defined) includes a reference to that person’s or entity’s executors, administrators, successors, substitutes (including by novation) and assigns;

(h)	a regulation includes any regulation, rule, official directive, request or guideline (whether or not having the force of law but, if not having the force of law, being of a type with which any person to which it applies is accustomed to comply) of any governmental, inter-governmental or supranational body, agency, department or regulatory, self-regulatory or other authority or organisation;

(i)	the words including, for example or such as when introducing an example do not limit the meaning of the words to which the example relates to that example or examples of a similar kind;

(j)	a provision of law or a regulation is a reference to that provision as amended or re-enacted and a reference to a statute includes all regulations, proclamations, ordinances and by laws issued under that statute and any law or regulation which varies, consolidates or replaces any of them;

(k)	a currency is a reference to the lawful currency for the time being of the relevant country; and

(l)	unless a contrary indication appears, a time of day is a reference to Sydney time.

(2)	Singular words include the plural and vice versa.

(3)	Other parts of speech and grammatical forms of a word or phrase defined in this document have a corresponding meaning.

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Title Reference 17666019

Sublease pursuant to the Land Act 1994

(4)	A word of any gender includes the corresponding words of any other gender Norton Rose Fulbright Australia

(5)	No provision of this document will be construed adversely to a party because that party was responsible for the preparation of this document or that provision.

(6)	The schedules and appendices form part of this document and a reference to a clause or Schedule is a reference to a clause or schedule of or to this document,

(7)	The headings do not affect interpretation.

(8)	If a Party comprises 2 or more persons:

(a)	a reference to that Party includes each and any 2 or more of them: and

(b)	this document binds each of them separately and any 2 or more of them jointly.

1.4	Inconsistency

To the extent that there is an inconsistency between this deed and the Relevant Contract, this deed prevails to the extent of the inconsistency.

1.5	Security Trustee limitation on liability

(1)	The Security Trustee enters into and performs this deed and the transactions it contemplates only as the trustee of the Security Trust, except where expressly stated otherwise. This applies also in respect of any past and future conduct (including omissions) relating to this deed or those transactions.

(2)	The parties to this deed acknowledge that the Security Trustee holds the benefit of this deed as a nominee, and for the benefit, of the Beneficiaries and:

(a)	is bound to act on the instructions of the Beneficiaries or a defined majority of Beneficiaries pursuant to the terms of the Security Trust Deed; and

(b)	in the absence of such instructions from the Beneficiaries or where a force majeure event exists, the Security Trustee is not bound to act.

(3)	The Security Trustee’s obligations, duties and responsibilities are limited to those expressly set out in the Security Trust Deed, the Finance Documents and this deed.

(4)	The parties to this deed acknowledge that under the Security Trust Deed, the Security Trustee is entitled to be indemnified for its actions under this deed out of the assets of the Security Trust and/or by the Beneficiaries, subject to the exceptions in clause 1.5(6).

(5)	Under and in connection with this deed and those transactions and conduct referred to in clause 1.5(1):

(a)	the Security Trustee’s liability (including for negligence) to parties is limited to the extent it can be satisfied out of the assets of the Security Trust The Security Trustee need not pay any such liability out of other assets;

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Title Reference 17666019

Sublease pursuant to the Land Act 1994

(b)	another party may only do the following with respect to the Security Trustee (but any resulting liability remains subject to the limitations in this clause 1.5):

(i)	prove and participate In, and otherwise benefit from, any form of insolvency administration of the Security Trustee but only with respect to Security Trust assets;

(ii)	exercise rights and remedies with respect to Security Trust assets, including set-off;

(iii)	enforce its security (if any) and exercise contractual rights; and

(iv)	bring any proceedings against the Security Trustee seeking relief or orders that are not inconsistent with the limitations in this clause 1.5,

and may not:

(v)	bring other proceedings against the Security Trustee;

(vi)	take any steps to have the Security Trustee placed in any form of insolvency administration or to have a receiver or receiver and manager appointed; or

(vii)	seek by any means (including set-off) to have a liability of the Security Trustee to that party (including for negligence) satisfied out of any assets of the Security Trustee other than Security Trust assets.

(1)	Clauses 1.5(1) and 1.5(5) apply despite any other provision in this deed but do not apply with respect to any liability of the Security Trustee to another party (including for negligence) to the extent that the Security Trustee has no right or power to have Security Trust assets applied towards satisfaction of that liability, or its right or power to do so is subject to a deduction, reduction, limit or requirement to make good, in either case because the Security Trustee’s behaviour was beyond power or improper in relation to the Security Trust.

(2)	The limitation in clause 1,5(5)(a) is to be disregarded for the purposes (but only for the purposes) of the rights and remedies described in clause 1.5(5)(b), and interpreting this deed and any security for it, including determining the following:

(a)	whether amounts are to be regarded as payable (and for this purpose damages or other amounts will be regarded as a payable if they would have been owed had a suit or action barred under clause 1.5(5)(b) been brought);

(b)	the calculation of amounts owing; or

(c)	whether a breach or default has occurred,

but any resulting liability will be subject to the limitations in this clause 1 5.

(3)	The parties agree and acknowledge that the Security Trustee will not be in breach of this deed nor will the Security Trustee be obliged to do or omit to do anything pursuant to this deed if the Security Trustee would, or might in the Security Trustee’s reasonable opinion, be in breach of any applicable law or regulation, including without limitation the Charter of the United Nations Act 1948 (Cth), the Charter of United Nations (Dealing and Assets) Regulations 2008 (Cth), the Autonomous Sanctions Regulations 2011 (Cth) and any other applicable sanctions legislation,

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Title Reference 17666019

Sublease pursuant to the Land Act 1994

[Drafting note - to be amended to reflect the security trustee’s requirements]

1.6	Business Day

If the day on which any act, matter or thing is to be done under or pursuant to this deed is not a Business Day, the act, matter or thing must be done on or by the next Business Day.

2	Consents and acknowledgments

2.1	By the Tenant

(1)	The Tenant gives notice to the Landlord that the Tenant has created or will pursuant to the Security create Security Interests in favour of the Security Trustee over all of the Tenant’s present and future right, title, benefit and interest in the Relevant Contract and the Landlord expressly acknowledges that it has received this notice.

(2)	The Tenant is bound by, and shall co-operate in the implementation of, this deed. It acknowledges that this deed is only intended to benefit the Beneficiaries.

2.2	By the Landlord

(1)	The Landlord consents to and acknowledges the creation by the Tenant of the Security over the Tenant’s rights, title and interest in, under and to the Relevant Contract.

(2)	The Landlord acknowledges that neither:

(a)	the creation or existence of the Security;

(b)	the exercise by an Enforcing Party of any Power conferred in connection with the Security (including acceleration or any other action to recover moneys secured by the Security or the appointment of an Enforcing Party); or

(c)	the entry into this deed by the Tenant.

will of itself contravene or constitute a Default or Termination Event under the Relevant Contract or entitle it to exercise any right or power under the Relevant Contract to which it is a party, including the right to terminate.

(3)	The Landlord acknowledges that at any time after the commencement of enforcement of the Security, any Enforcing Party may but is not obliged to exercise all or any of the powers of the Tenant, and perform all or any of the obligations of the Tenant under or in relation to the Relevant Contract as if it were the Tenant to the exclusion of the Tenant.

(4)	The Tenant acknowledges that, except in respect of any liability or obligation expressly assumed by the Security Trustee or an Enforcing Party in accordance with this deed, the Security Trustee or an Enforcing Party does not assume any liability or obligation under or in respect of the Relevant Contract as a result of the entry into, or exercise of any Powers under, this deed or any Security.

(5)	The Landlord must not exercise any right of set-off or other similar right in relation to amounts payable under or in relation to the Relevant Contract.

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Title Reference 17666019

Sublease pursuant to the Land Act 1994

(6)	The Landlord acknowledges that the rights of the Security Trustee under this deed (including to enforce any provision of this deed) are not affected by:

(a)	any conductor the Tenant;

(b)	any failure of the Tenant to comply with this deed;

(c)	any decision of the Security Trustee relating to the enforcement or failure to enforce this deed or any Finance Document; or

(d)	the giving by the Security Trustee of any discharge, amendments, variation, consent or waiver to the Tenant.

(7)	The Landlord consents to the disclosure to the Security Trustee and each Beneficiary of any information provided to the Tenant under or in connection with the Relevant Contract.

3	Representations and warranties

3.1	By the Landlord

The Landlord represents and warrants in respect of itself for the benefit of the Security Trustee that:

(1)	(authority) it has power, authority and capacity unconditionally to execute, deliver and comply with its obligations under this deed and the Relevant Contract;

(2)	(authorisations) it has taken all necessary action to authorise the unconditional execution, delivery of, and the compliance with, its obligations under this deed;

(3)	(binding obligations) its obligations under this deed constitute its legal, valid and binding obligations and are enforceable in accordance with their terms, subject in each case to any necessary stamping and registration, laws generally affecting creditors’ rights and general principles of equity;

(4)	(transaction permitted) the execution and delivery by it of, and performance by it of its obligations under, the deed and the Relevant Contract does not and will not:

(a)	breach any law or judgment applying to it or to which any of its assets are subject; or

(b)	breach any agreement or instrument by which it is bound;

(5)	(no default or breach)

(a)	it is not in default and it is not aware of the Tenant being in default or breach, under this deed or the Relevant Contract; and

(b)	nothing has occurred which constitutes an event of default or similar event (whatever called) under the Relevant Contract, whether immediately or after notice or lapse of time or both;

(6)	(terms of Relevant Contract) the Relevant Contract (and the documents expressly referred to in that document) set out the entire agreement between each of the Landlord and Tenant (as relevant) in respect of the subject matter of the Relevant Contract and there has been no amendment, variation or waiver of the Relevant Contract, and no material documents have been issued, made or given under the Relevant Contract; and

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Title Reference 17666019

Sublease pursuant to the Land Act 1994

(7)	(mortgagee’s consent to Lease) if the Land is subject to a mortgage granted by the Landlord, the mortgagee of that mortgage has consented to the Lease in accordance with clause 19.1 (Consent of Mortgagee) of the Lease.

3.2	Survival of representations and warranties

The representations and warranties in this clause 3 survive the execution of this deed.

3.3	Reliance by Security Trustee

The Landlord acknowledges that the Security Trustee has entered into this deed and the Security on behalf of the Beneficiaries in reliance on the representations and warranties given by the Landlord under this deed.

4	Undertakings

4.1	By the Landlord

The Landlord undertakes to the Security Trustee that:

(1)	(Security Interest) it will not require, take or accept the benefit of any Security Interest over any of the Solar Panel Equipment or Tenant’s Improvement or Tenant’s Property;

(2)	(amendment) without the prior written consent of the Security Trustee it will not:

(a)	amend or vary, or consent to any amendment or variation of the Relevant Contract: or

(b)	waive any provision of the Relevant Contract,

except to the extent the amendment or waiver is of an immaterial nature; and

(3)	(performance) it will perform its obligations under the Relevant Contract.

5	Default, termination and cure rights

5.1	Landlord to give notice to the Security Trustee

The Landlord undertakes to the Security Trustee that it will give the Security Trustee a copy of any:

(1)	notice of any Default or Termination Event;

(2)	notice of any material dispute under the Relevant Contract; or

(3)	notice or other documents consequent upon the occurrence of any event contemplated in clauses 5.1(1) and 5.1(2),

at the same time as it provides such notice to the Tenant pursuant to the Relevant Contract.

5.2	Termination

The Landlord undertakes to the Security Trustee that:

(1)	it will not terminate the Relevant Contract or suspend performance of any or all of its obligations under the Relevant Contract except in accordance with the express terms of the Relevant Contract and at all times in accordance with and subject to clause 5.3 (Security Trustee’s cure rights) of this deed; and

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Title Reference 17666019

Sublease pursuant to the Land Act 1994

(2)	at the same time as the Landlord issues a Termination Notice to the Tenant (the Termination Date), it will submit to the Security Trustee a copy of that Termination Notice.

5.3	Security Trustee’s cure rights

Despite anything in the Relevant Contract or any other document, the Landlord must not terminate, suspend, rescind or accept repudiation of the Relevant Contract as a result of a Default or Termination Event unless:

(1)	the Security Trustee has received a copy of the Termination Notice in accordance with clause 5.2(2) (Termination)1, and

(2)	one of the following applies:

(a)	in the case of a Termination Event which results from a failure by the Tenant to pay money under the Relevant Contract, the Default has not been remedied within the applicable Cure Period; or

(b)	in the case of any Termination Event which results from the insolvency of the Tenant, an Enforcing Party is not appointed to the Tenant within [15] Business Days of such insolvency: or

(c)	in the case of any other Termination Event which is capable of remedy and which in the Security Trustee’s reasonable opinion can be remedied within the applicable Cure Period, the Default has not been remedied within the applicable Cure Period; or

(d)	in the case of any other Termination Event which is capable of remedy but which cannot, in the reasonable opinion of the Security Trustee, be remedied within the applicable Cure Period, the Security Trustee or an Enforcing Party fails to proceed with reasonable diligence to remedy the relevant Default until it is remedied, except during any period in which such party is delayed or prevented from remedying the Default as a result of Force Majeure or a breach by the Landlord of any of its obligations under the Relevant Contract; or

(e)	the Security Trustee or an Enforcing Party notifies the Landlord that it elects not to take any steps to remedy the Termination Event.

5.4	No obligation to remedy

(1)	The Landlord must provide to an Enforcing Party or its authorised representatives any information and assistance in respect of the remedy of a Default or Termination Event that it is able to provide, having regard to the nature of that Default or Termination Event.

(2)	In providing the information prescribed under this clause 5.4, the Landlord must provide:

(a)	details of any steps which the Landlord considers appropriate to be taken to remedy the Default or Termination Event; and

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Title Reference 17666019

Sublease pursuant to the Land Act 1994

(b)	all necessary access to the Land to allow an Enforcing Party or any of their representatives to inspect the Land, Renewable Energy Equipment and Tenant’s Property.

(3)	It is acknowledged that, on enforcement of any Security, any Enforcing Party or other person acting on its behalf may remedy any Default or Termination Event under the Relevant Contract but that nothing in this deed or otherwise obliges an Enforcing Party to remedy any such Default or Termination Event.

(4)	An Enforcing Party’s cure rights in this clause 5 are in addition to the Tenant’s cure rights under the Relevant Contract.

5.5	Tenant discharged

The Landlord acknowledges and agrees that any remedy of a Default or Termination Event or the performance of any of the Tenant’s obligations under and in accordance with the Relevant Contract effected by an Enforcing Party under this clause 5 or otherwise, will be effective as between the Tenant and the Landlord to satisfy and discharge the relevant obligations of the Tenant to cure the Default or Termination Event, as applicable, to the same extent as if it had been done or effected by the Tenant.

5.6	Consequent action

If an Enforcing Party remedies a Termination Event in respect of which a Termination Notice is issued in accordance with clause 5.2 (Term/nation), the Landlord will take no further action in relation to the Termination Event.

6	Enforcement

6.1	Appointment and rights of Enforcing Party

Without limiting the rights of the Security Trustee under any Security, following an event that renders a Security enforceable, but subject to this deed:

(1)	the Security Trustee may appoint an Enforcing Party to exercise any or all of the Tenant’s rights or perform some or all of the Tenant’s obligations under the Relevant Contract; and

(2)	the Security Trustee or any Enforcing Party may, if it has enforced its rights under the Security, assign, novate or dispose of any of the Tenant’s rights and obligations under the Relevant Contract to another party

6.2	Acknowledgment

(1)	Each of the Tenant and the Landlord acknowledges and agrees that an Enforcing Party may, on enforcement of any Security, exercise all or any of the rights, remedies and powers of the Tenant under the Relevant Contract. For the avoidance of doubt and without limiting clause 2.2(2) (By the Landlord), it is acknowledged and agreed that:

(a)	the taking of any steps by an Enforcing Party to enforce any Security:

(b)	the exercise of any Power (including the appointment of an Enforcing Party): or

(c)	the appointment by the Tenant of an administrator prior to, subsequent to, or in connection with, the appointment of an Enforcing Party,

will not of itself be relied on by the Landlord as giving rise to a right of termination of, or default under, the Relevant Contract,

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Title Reference 17666019

Sublease pursuant to the Land Act 1994

6.3	Consequences of enforcement

If the Security Trustee appoints an Enforcing Party under clause 6.1(1) (Appointment and rights of Enforcing Party):

(1)	the Landlord must continue to duly and punctually perform and observe its duties and obligations under the Relevant Contract, in accordance with its terms;

(2)	the Relevant Contract remains in full force and effect; and

(3)	the Enforcing Party is not liable to the Landlord in respect of any events, acts or omissions which have occurred or should have occurred before the date of the appointment, or for any liability of the Tenant I n relation to the Relevant Contract in respect of any event, act or omission before the date of the appointment.

6.4	Assistance

The Landlord must provide all necessary co-operation and enter into any documentation requested by an Enforcing Party in connection with, or to give effect to, an Enforcing Party’s exercise of its rights under this clause 6.

7	Refinance

The Landlord agrees and acknowledges that:

(1)	financing made available by the Beneficiaries and secured under the Security may be refinanced in whole or in part from time to time; and

(2)	as soon as reasonably possible following receipt of notice from the Tenant in relation to such refinancing, it shall enter into a new deed on substantially the same terms as this deed, or agree a novation to this deed, if and to the extent necessary to confer benefits and obligations on incoming financiers equivalent to the benefits and obligations under this deed.

8	Further steps

The Landlord agrees to provide all necessary assistance and to enter into any documentation requested by the Security Trustee for the purpose of perfecting the Security, including doing all things necessary to allow the Lease and Mortgage of Lease to be registered

9	Assignment

9.1	By the Landlord

(1)	The Landlord must not deal with, sell, assign, transfer, novate or otherwise effect a disposal of any of its rights or obligations under this deed or the Relevant Contract (or its right, title and interest in the Land) unless the proposed assignee or transferee agrees to enter into a deed substantially in the form of this deed with the Tenant and the Security Trustee.

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Title Reference 17666019

Sublease pursuant to the Land Act 1994

(2)	For the avoidance of doubt, if the Landlord mortgages or charges its freehold interest in the Land, no new agreement shall be required but any mortgagee or chargee shall take subject to the provisions of this deed (or any replacement under clause 9.1(1)).

9.2	By the Security Trustee

Each of the Landlord and the Tenant agrees and acknowledges that:

(1)	the Security Trustee may assign any of its rights or novate any of its obligations under this deed at any time to a replacement Security Trustee; and

(2)	it will enter into a novation deed (in a form acceptable to the Security Trustee and any replacement security trustee, and in a form acceptable to the Landlord (acting reasonably)) and any other documentation reasonably required to give effect to clause 9.2(1) with any replacement security trustee that is appointed under the Security Trust Deed.

10	Term

(1)	This deed will take effect on and from the later of:

(a)	the date of this deed; and

(b)	the date that the Tenant exercises its option to enter into the Relevant Contract and the Relevant Contract becomes effective in accordance with clause 6.3 (Exercise of Option) of the Option for Lease

(2)	This deed continues in full force until the Security Interests granted by the Tenant to the Security Trustee under the Security being fully and finally discharged and released in accordance with their terms, but without prejudice to any rights which accrued prior to the expiration of the term.

11	General

11.1	Survival of obligations

This deed and the obligations of the parties under this deed constitute continuing obligations and survive the termination of this deed.

11.2	Cumulative powers

The powers provided in this deed are in addition to those provided by law independently of this deed and each power provided in this deed (including any right of indemnity) is additional to and not exclusive of every other power provided in this deed.

11.3	Severability

Any provision of this deed or the exercise of any Power for the purpose of this deed that is prohibited or unenforceable in any jurisdiction is ineffective to the extent of that prohibition or unenforceability. This does not invalidate or affect the validity and enforceability of that provision in any other jurisdiction nor the validity and enforceability of the remaining provisions of this deed.

11.4	Variation or waiver

An amendment, variation or waiver to this deed is not effective unless it is in writing and signed by the parties.

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Title Reference 17666019

Sublease pursuant to the Land Act 1994

11.5	Waiver and exercise of Powers

(1)	A Power in favour of the Security Trustee under this deed, a breach of an obligation of the Tenant under this deed or the occurrence of a Default can only be waived by a written instrument signed by the party granting the waiver. No other act, omission or delay of the Security Trustee or any Enforcing Party will constitute a waiver,

(2)	A single or partial exercise or waiver of a Power relating to this deed will not prevent any other exercise of that Power or the exercise of any other Power.

(3)	The party granting the waiver is not to be liable for any loss, cost or expense of the Tenant caused or contributed to by the waiver of, exercise of. attempted exercise of, failure to exercise or delay in exercising a Power.

(4)	This clause 11.5 may not itself be waived except in writing.

11.6	Entire agreement

This deed constitutes the entire agreement between the parties in respect of its subject matter and supersedes all negotiations and prior agreements in relation to that subject matter.

11.7	Confidentiality

(1)	The Tenant consents to the terms of this deed, undertakes to cooperate in its implementation, and releases each of the Landlord, the Security Trustee, any Enforcing Party and any Beneficiary from any obligation of confidentiality that might otherwise be breached in circumstances where information which is required to be provided to or by the Landlord, the Security Trustee, any Enforcing Party or any Beneficiary under this deed is in fact provided.

(2)	Each other party to this deed releases the Security Trustee and each Beneficiary from any obligation of confidentiality that might otherwise be breached in circumstances where information is provided by the Security Trustee or a Beneficiary to:

(a)	a proposed assignee or transferee of a Beneficiary under the Finance Documents;

(b)	a proposed assignee of the Security Trustee under clause 9.2 (By the Security Trustee) of this deed; or

(c)	a proposed assignee or transferee of the Tenant’s obligations under the Relevant Contract under clause 6.1(2) (Appointment and rights of Enforcing Party) of this deed.

11.8	Counterparts

This deed may be executed in any number of counterparts. Each counterpart is an original but the counterparts together are one and the same instrument.

11.9	Execution by attorney

If an attorney executes this deed, the attorney declares that the attorney has no notice of revocation, termination or suspension of the power of attorney under which the attorney executes this deed.

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Title Reference 17666019

Sublease pursuant to the Land Act 1994

11.10	Notices

(1)	Any notice or other communication including any request, demand, consent or approval, to or by a party to this deed must be in legible writing and in English addressed to the party in accordance with its details set out in Schedule 1 (Notice Details), or as specified to the sender by any party by notice,

(2)	If the sender is a company, any such notice or other communication must be signed by an Authorised Officer or under the common seal of the sender.

(3)	Any such notice or other communication is regarded as being given by the sender and received by the addressee:

(a)	if by delivery in person, when delivered to the addressee;

(b)	if by post, 3 Business Days from and including the date of postage; or

(c)	if by facsimile transmission, when received by the addressee as evidenced by a successful facsimile transmission report,

but if the delivery or receipt is on a day which is not a Business Day or is after 4.00pm (addressee’s time) it is regarded as received at 9.00am on the following Business Day.

(4)	Any such notice or other communication can be relied upon by the addressee and the addressee is not liable to any other person for any consequences of that reliance if the addressee believes it to be genuine, correct and authorised by the sender

(5)	A facsimile transmission is regarded as legible unless the addressee telephones the sender within 2 hours after the transmission is received or regarded as received under clause 11.10(3) and informs the sender that it is not legible.

(6)	In this clause 11.10, a reference to an addressee includes a reference to an addressee’s Authorised Officers, agents or employees or any person reasonably believed by the sender to be an Authorised Officer, agent or employee of the addressee.

12	Governing law and jurisdiction

12.1	Governing Law

This deed and any non-contractual obligations arising out of or in connection with it are governed by the laws of Queensland.

12.2	Jurisdiction

(1)	The courts having jurisdiction in Queensland, Australia have non-exclusive jurisdiction to settle any dispute arising out of or in connection with this deed (including a dispute regarding the existence, validity or termination of this deed) or any non-contractual obligation arising out of or in connection with this deed

(2)	The parties agree that those courts are the most appropriate and convenient courts to settle such disputes and accordingly no party will argue to the contrary.

QUEENSLAND TITLES REGISTRY	SCHEDULE

Land Title Act 1994, Land Act 1994 and Water Act 2000

Title Reference 17666019

Sublease pursuant to the Land Act 1994

(3)	Each party irrevocably waives any objection it may have now or in the future to the venue of any proceedings, and any claim it may have now or in the future that any Title Reference proceedings have been brought in an inconvenient forum, where that venue falls within clause 12.2(1).

[NOTE: Tenant’s limitation of liability provisions to be inserted if required.]

QUEENSLAND TITLES REGISTRY	SCHEDULE

Land Title Act 1994, Land Act 1994 and Water Act 2000

Title Reference 17666019

Sublease pursuant to the Land Act 1994

Schedule 1
Notice Details

Tenant

Address:

Attention:

Email:

Facsimile:

Landlord

Address:

Attention:

Email:

Facsimile:

Security Trustee

Address

Attention:

Email:

Facsimile:

QUEENSLAND TITLES REGISTRY	SCHEDULE

Land Title Act 1994, Land Act 1994 and Water Act 2000

Title Reference 17666019

Sublease pursuant to the Land Act 1994

Executed as a deed and delivered on the date specified on the first page of this deed.

Tenant

Executed by [Drafting note: insert Tenant and ABN] in accordance with section 127 of the Corporations Act 2001 (Cth):

Direct/company secretary	Director

Name of director/company secretary	Name of director
(BLOCK LETTERS)	(BLOCK LETTERS)

Landlord

Signed sealed and delivered by James Lyne Lord in the presence of:

Signature of witness	James Lyne Lord

Signature of witness (BLOCK LETTERS)

Address of witness

QUEENSLAND TITLES REGISTRY	SCHEDULE

Land Title Act 1994, Land Act 1994 and Water Act 2000

Title Reference 17666019

Sublease pursuant to the Land Act 1994

Signed sealed and delivered by Marjorie Annette Lord in the presence of:

Signature of witness	Marjorie Annette Lord

Signature of witness (BLOCK LETTERS)

Address of witness

Security Trustee

[Insert execution provision]

[***]

QUEENSLAND TITLES REGISTRY	SCHEDULE

Land Title Act 1994, Land Act 1994 and Water Act 2000

Title Reference 17666019

Sublease pursuant to the Land Act 1994

Annexure B- Easement

Dealing Number		Duty Imprint
OFFICE USE ONLY
Privacy Statement Collection of information from this form is authorised by legislation and is used to maintain publicly searchable records. For more information see the Department’s website.
1. Grantor [#Landowner] [#Landowner ACN] [#as trustee under instrument no.#]	Lodger (Name, address & phone number)	Lodger Code
2. Description of Easement/Lot on Plan Servient Tenement (burdened land) Easement [#] in Lot [#] on [#Plan] #Dominant Tenement (benefited land) Lot [#] on [#Plan] # not applicable if easement in gross		Title Reference [#/Title reference] [#/Title reference]
3. Interest being burdened Fee Simple	#4. Interest being benefited [#Fee simple] # not applicable if easement in gross
5. Grantee Given names	Surname/Company name and number [#Developer / Nominee] [#ACN]	(include tenancy if more than one)
6. Consideration $1.00	7. Purpose of easement [# Access] [# Electricity Transmission] [#Services]

8.             Grant/Execution

The Grantor for the above consideration grants to the Grantee the easement over the servient tenement for the purpose stated in item 7 and the Grantor and Grantee covenant with each other in terms of the attached schedule

Witnessing officer must be aware of his/her obligations under section 162 of the Land Title Act 1994 signature

full name
/ /
qualification	Execution Date	Grantor’s Signature

Witnessing Officer (Witnessing officer must be in accordance with Schedule 1 of Land Title Act 1994 eg Legal Practitioner, JP, C Dec))act

signature

full name
/ /
qualification	Execution Date	Grantee’s Signature

Witnessing Officer (Witnessing officer must be in accordance with Schedule 1 of Land Title Act 1994 eg Legal Practitioner, JP, C Dec))

QUEENSLAND TITLES REGISTRY	SCHEDULE	FORM 20 Version 2
Land Title Act 1994 and Land Act 1994 and Water Act 2000	Page 116 of 9

Title Reference [#insert]

1	Definitions and interpretation

1.1	Definitions

In this Easement:

(a)	Business Day means any day except Saturday or Sunday or a day that is a public holiday throughout the state in which the Easement Site is situated

(b)	Cables means any underground or overhead cables, wires, fibre optic cables, conduits and similar and associated plant and equipment necessary for the Grantee’s use of the Easement Site;

(c)	Decommissioning Works means:

(i)	returning the Easement Site (excluding, for the avoidance of doubt the Grantee’s Property, which shall remain the property of the Grantee) to the Grantor in a condition consistent with the Grantee having observed its obligations under this Easement; and

(ii)	removing the Grantee’s Property including any plant, equipment and items installed solely for use in connection with the use under this Easement,

and the Grantee must make good any damage caused by the removal of the Grantee’s Property at its own cost.

(d)	Easement means the rights granted by the Grantor to the Grantee on the terms and conditions contained in this document

(e)	Easement Plan means the plan attached at the Schedule to this Easement identifying the Easement Site

(f)	Easement Site means that part of the land identified as being subject to the Easement on the Easement Plan and includes both above and below the surface

(g)	Electricity Transmission Lines means overhead or underground electricity transmission or distribution conductors, mains, wires and cables or other conduit,

(h)	Electricity Transmission Works means Electricity Transmission Lines and the supports for them (including towers, poles and structures), transformers (including pole-mounted and pad mounted transformers), boosters and other above ground or underground ancillary and associated works for the transmission or distribution of electricity and for purposes ancillary or incidental to it (including telecommunications service cables and connecting cables).

(i)	Grantor means the Grantor named in this Easement together its administrators, successors and assigns.

(j)	Grantee means the Grantee named in this Easement together with its administrators, successors and assigns.

(k)	Grantee’s Property means any building or structure installed or constructed above or below ground on the Easement Site or the Surrounding Land by the Grantee including any monitoring equipment, solar panels, control buildings, storage rooms, transmission and telecommunications lines and cables (overhead or underground), towers and poles as well as personal property such as equipment and vehicles, whether a fixture or a chattel, and includes the Electricity Transmission Works.

QUEENSLAND TITLES REGISTRY	SCHEDULE	FORM 20 Version 2
Land Title Act 1994 and Land Act 1994 and Water Act 2000	Page 117 of 9

Title Reference [#insert]

(l)	Infrastructure means the pipes, conduits or ancillary infrastructure required by the Grantee for the purpose of passing the Services through the Easement Site including Cables, Electricity Transmission Lines and Electricity Transmission Works.

(m)	Lease means any lease between the Grantor and the Grantee over part or all of the Surrounding Land

(n)	Services means [gas, water, electricity or other services or utilities]

(o)	Surrounding Land means the land in which the Grantor has an interest adjacent to or surrounding the Easement Site.

1.2	Interpretation

In this document

(a)	a reference to a clause, schedule, annexure or party is a reference to a clause of, and a schedule, annexure or party to, this document and references to this document Include any schedules or annexures;

(b)	a reference to a party to this document or any other document or agreement Includes the party’s successors, permitted substitutes and permitted assigns,

(c)	if a word or phrase is defined, its other grammatical forms have a corresponding meaning

(d)	a reference to a document or agreement (including a reference to this document) is to that document or agreement as amended, supplemented, varied or replaced;

(e)	a reference to this document includes the agreement recorded by this document,

(f)	a reference to legislation or to a provision of legislation (including subordinate legislation) is to that legislation as amended, re-enacted or replaced, and includes any subordinate legislation issued under it;

(g)	if any day on or by which a person must do something under this document is not a Business Day, then the person must do it on or by the next Business Day;

(h)	a reference to a person includes a corporation, trust, partnership, unincorporated body, government and local authority or agency, or other entity whether or not It comprises a separate legal entity; and

(i)	a reference to ‘month’ means calendar month.

1.3	General language not restricted

The meaning of any general language is not restricted by any accompanying example, and the words ‘includes’ ‘Including’, ‘such as’ or ‘for example’ (or similar phrases) do not limit what else might be included

QUEENSLAND TITLES REGISTRY	SCHEDULE	FORM 20 Version 2
Land Title Act 1994 and Land Act 1994 and Water Act 2000	Page 118 of 9

Title Reference [#insert]

2	Grant and purpose of easement

The Grantor grants the Grantee and its employees, agents, contractors and consultants an Easement, with full and free rights over the Easement Site to:

(a)	convey electricity through the Easement Site using the Electricity Transmission Works, at all times and in any manner;

(b)	construct, place, install, inspect, alter, repair, replace, renew, maintain, use, operate, remove and otherwise deal with the Electricity Transmission Works and any other Grantee’s Property on the Easement Site, for the purposes of this Easement;

(c)	to cause or permit telecommunications signals to flow or be transmitted through and along the telecommunications equipment in or on the Easement Site;

(d)	the installation and operation of Infrastructure for the passage of Services across the Easement Site;

(e)	the inspection, maintenance, repair, renewal, replacement, and removal of any Infrastructure;

(f)	the full and free right to uninterrupted access to all direct, diffuse or reflected forms of solar radiation or irradiance that can be utilised to generate electricity over the Easement Site

(g)	pass through the Easement Site and Surrounding Land with or without plant, machines, vehicles (including heavy duty or oversized vehicles), equipment or material, at anytime

(h)	construct, Install, upgrade, maintain and operate roads and paths on the Easement Site for vehicular or other access;

(i)	lay upon the surface of the Easement Site, rock, stone, gravel, bitumen, concrete or other material;

(j)	remove the surface and undersurface of the Easement Site and substitute with rock, stone, gravel, bitumen, concrete or other material)

(k)	have the Easement Site supported by the Surrounding Land

(l)	subject to the Grantor being provided with keys or other means of access at all times, erect and maintain gates, locks, grids, fences bridges, culverts, water channels or piped crossings and other works for the purposes of exercising any of its or their rights;

(m)	cut fences and walls in or on the Easement Site and subject to the Grantor being provided with keys or other means of access at all times, install gates in them;

(n)	clear and keep the Easement Site free of anything including, without limitation, any unauthorised encroachments, structures, trees, vegetation or natural materials, which may obstruct the rights conferred by this Easement, including those encroachments that may be located on the Surrounding Land

(o)	trim or remove trees and vegetation on the Easement Site which interferes or may interfere with any rights conferred by this Easement

(p)	use the Easement Site for any purpose connected with the Grantee’s rights under the Lease; and

QUEENSLAND TITLES REGISTRY	SCHEDULE	FORM 20 Version 2
Land Title Act 1994 and Land Act 1994 and Water Act 2000	Page 119 of 9

Title Reference [#insert]

(q)	use the Easement Site for any lawful purpose, consistent with the terms of this Easement.

3	Termination of Easement

This Easement will terminate on termination of the Lease which benefits from the rights granted under this Easement.

4	Grantee’s obligations

4.1	Grantee’s obligations

(a)	The Grantee must, when exercising its rights under this Easement, take all reasonable steps to:

(i)	comply with all relevant laws and regulations regarding the exercise of its rights under this Easement and the safety of persons using the Easement Site;

(ii)	minimise disruption to the Grantor;

(iii)	not unreasonably interfere with the use and enjoyment of the Easement Site by the Grantor; and

(iv)	not cause permanent damage to the Easement Site

(b)	The Grantee must act reasonably when exercising its rights under this Easement.

(c)	On or before the surrender of this Easement, the Grantee may remove the Grantee s Property from the Easement Site.

4.2	Grantee’s obligation to carry out Decommissioning Works

(a)	Within 12 months after the expiry or sooner determination of the Lease (Decommissioning Period) the Grantee must complete the Decommissioning Works.

(b)	The Grantor must allow the Grantee reasonable access to the Easement Site during the Decommissioning Period to exercise its rights and comply with its obligations under this clause 4.2.

(c)	Despite any other provision of this Easement the Grantee may, but is not required to, remove from the Easement Site any part of the Grantee’s Property which is situated 0 5 metre or more below the ground level.

(d)	If, on expiry of the Decommissioning Period, the Grantee fails to deliver the Easement Site to the Grantor in accordance with this clause 4.2, without limiting the Grantor’s rights:

(i)	the Grantor may undertake (or engage any other person to undertake) any necessary works; and

(ii)	the Grantee must pay the Grantor’s reasonable cost of doing so, on demand.

QUEENSLAND TITLES REGISTRY	SCHEDULE	FORM 20 Version 2
Land Title Act 1994 and Land Act 1994 and Water Act 2000	Page 120 of 9

Title Reference [#insert]

4.3	Security for Grantee’s Decommissioning Works

(a)	As soon as reasonably practicable after the date being five years prior to expiry of the Lease, the Grantee must engage a suitably qualified consultant to assess:

(i)	the estimated cost of the Grantee complying with its obligations under clause 4.2 during the Decommissioning Period, and

(ii)	the salvage value of the Grantee’s Property and improvements at the end of the term of the Lease

(b)	If the estimated cost assessed under clause 4.3(1)(a) exceeds the amount assessed under clause 4.3(1)(b) any such excess will comprise the secured amount required to secure the Grantee’s obligations under clause 4 2 (Secured Amount)

(c)	The Grantee must provide details to the Grantor of the Secured Amount as reasonably required by the Grantor.

(d)	Within 60 days of the consultant report contemplated by clause 4.3(1) being finalised and issued, the Grantee must provide the Grantor with a bank guarantee for the Secured Amount. The Grantor may retain the bank guarantee as security for the Grantee carrying out the Decommissioning Works at the end of the term of the Lease, and must return the bank guarantee to the Grantee as soon as practicable following completion of the Decommissioning Works by the Grantee.

5	Grantor’s rights and obligations

5.1	Grantor’s obligations

The Grantor must not

(a)	injure, destroy, damage or interfere with the Grantee’s Property; or

(b)	restrict, interfere or obstruct the Grantee’s rights and enjoyment under this Easement.

5.2	Grantor’s use of Easement Site

(a)	Without first obtaining the written consent of the Grantee, which consent is not to be unreasonably withheld (but may be subject to reasonable conditions), the Grantor must not:

(i)	erect any buildings or structures on the Easement Site;

(ii)	place or permit to be placed any services or structure within the Easement Site;

(iii)	make any additions or alterations to any pre-existing building, services or structures on the Easement Site;

(iv)	altering the surface of the Easement Site;

(v)	cause or permit the storage of any goods or materials within the Easement Site;

(vi)	allow any persons to reside on the Easement Site at any time;

(vii)	erect any fence on the Easement Site;

QUEENSLAND TITLES REGISTRY	SCHEDULE	FORM 20 Version 2
Land Title Act 1994 and Land Act 1994 and Water Act 2000	Page 121 of 9

Title Reference [#insert]

(viii)	cause or allow, except in the case of force majeure, the inundation of any parts of the Easement Site;

(ix)	do or permit to be done anything that restricts access to the Easement Site by the Grantee; or

(x)	plant or allow to grow any vegetation on the Easement Site; or

(xi)	do anything else that would, in the reasonable opinion of the Grantor:

(A)	be inconsistent with the purpose for which the Easement is granted; or

(B)	materially adversely affect the rights granted to the Grantee within the Easement Site.

(b)	The Grantor acknowledges that the Grantee’s Property remains the property of the Grantee at all times

6	Indemnity

6.1	Grantee

The Grantee indemnifies and must keep indemnified the Grantor against any loss which the Grantor may incur in connection with:

(a)	any breach of this Easement by the Grantee;

(b)	any wrongful, wilful or negligent act or omission of the Grantee in connection with this Easement, subject to taking due account or allowance for any contributory negligence, malicious act, or default of the Grantor.

6.2	Grantor

The Grantor indemnifies and must keep indemnified the Grantee against any loss which the Grantee may incur in connection with:

(a)	any breach of this Easement by the Grantor;

(b)	any negligent or malicious act or default of the Grantor in connection with this Easement, subject to taking due account or allowance for any contributory negligence, act, neglect or default of the Grantee

7	Notices

7.1	Form of Notice

A notice to a party under this Easement (Notice) must be:

(a)	in writing and in English and signed by or on behalf of the sending party; and

(b)	addressed to that party at the details set out in clause 7.4, or such alternative address, in accordance with the details nominated by that party to the sending party by Notice.

7.2	How Notice must be given and when Notice is received

(a)	A Notice must be given by one of the methods set out in the table below.

QUEENSLAND TITLES REGISTRY	SCHEDULE	FORM 20 Version 2
Land Title Act 1994 and Land Act 1994 and Water Act 2000	Page 122 of 9

Title Reference [#insert]

(b)	A Notice is regarded as given and received at the time set out in the table below.

(c)	Any Notice by a party may be given and may be signed by its solicitor.

However, if this means the Notice would be regarded as given and received outside the period between 9.00am and 5.00pm (addressee’s time) on a Business Day, then the Notice will instead be regarded as given and received at the start of the following Business Day

By hand to the nominated address	When delivered to the nominated address

By pre-paid post to the nominated address	At 9 00am (addressee’s time) on the seventh Business Day after the date of posting

By email	When delivered to the nominated email address

7.3	Notice must not be given by facsimile transmission

A Notice must not be given by facsimile transmission.

7.4	Notice Details

(a)	The Notice details for the Grantor are as follows:

[insert]

(b)	The Notice details for the Grantee are as follows:

[insert]

8	General

8.1	Costs

The Grantee will pay all stamp duty, mortgage consent fees (if any), surveyor’s fees and registration fees on this Easement

8.2	Severability

A clause or part of a clause of this Easement that is illegal or unenforceable may be severed from this Easement and the remaining clauses or parts of the clause of this Easement continue in force

8.3	Governing law and jurisdiction

(a)	The laws of Queensland govern this Easement.

(b)	Each party irrevocably submits to the non-exclusive jurisdiction of the courts of Queensland and courts competent to hear appeals from those courts.

8.4	Parties bound individually and Jointly

If two or more persons constitute a party to this Easement, then any covenant made by or on behalf of that party binds them jointly and each of them individually.

QUEENSLAND TITLES REGISTRY	SCHEDULE	FORM 20 Version 2
Land Title Act 1994 and Land Act 1994 and Water Act 2000	Page 123 of 9

Title Reference [#insert]

8.5	No assumption against party

This Easement is not to be interpreted against the interests of a party merely because that party proposed this Easement or some provision in it or because that party relies on a provision of this Easement to protect itself

9	[Grantee’s limitation of liability

[Note: Include this clause 9 where the Grantee is a trustee.]

9.1	Definitions

The meanings of the terms used in this clause 9 are set out below:

(a)	Obligations all obligations and liabilities of the Trustee of any kind undertaken or incurred by, or imposed on. the Trustee as Grantee under or concerning this Easement or any document collateral to or entered into under this Easement;

(b)	Trust means the trust of which the Trustee is trustee which includes the Grantees Property;

(c)	Trust Assets all the Trust’s assets, property and rights, real and personal, of any kind; and

(d)	Trustee means the Grantee or any other trustee of the Trust.

9.2	Trustee contracts and is liable only as trustee

(a)	The Trustee enters into this Easement as trustee of the Trust and in no other capacity. The parties other than the Trustee acknowledge that the Trustee incurs the Obligations solely in its capacity as trustee of the Trust

(b)	Except in the case of fraud, negligence, breach of trust or breach of duty by the Trustee:

(i)	the Trustee is only liable to pay or satisfy the Obligations out of Trust Assets; and

(ii)	the Grantor may enforce its rights against the Trustee arising from the Trustee’s breach of the Obligations only by seeking application of, or recourse to, Trust Assets.

(c)	if the Trustee breaches the Obligations and the Grantor does not recover all money owing to it arising from the breach by exercising rights referred to in clause 9.2(2)(b). the Grantor must not seek to recover the shortfall by:

(i)	bringing proceedings against the Trustee in its personal capacity; or

(ii)	applying to have the Trustee wound up, or proving in the Trustee’s winding up, unless another creditor has initiated the winding up proceedings

(d)	Except in the case of fraud, negligence, breach of trust or breach of duty by the Trustee, the Grantor waives its rights and releases the Trustee from any personal liability for loss or damage:

(i)	which the Grantor suffers as a result of the Trustee’s breach of the Obligations; and

(ii)	which cannot be satisfied out of the Trust Assets.]

QUEENSLAND TITLES REGISTRY	SCHEDULE	FORM 20 Version 2
Land Title Act 1994 and Land Act 1994 and Water Act 2000	Page 124 of 9

Title Reference [#insert]

Schedule - Plan of Easement Site

Annexure C- Financier Deed

DRAFT

Dated

[insert name] Solar Farm
Lease Tripartite Deed

Parties

[insert Tenant/project owner name]

James Lyne Lord and Marjorie Annette Lord

[insert financial institution / security trustee name]

Norton Rose Fulbright Australia
[***]
[***]
[***]

Contents

1.	Definitions and interpretation	128

1.1	Definitions	128
1.2	Incorporated definitions	130
1.3	Interpretation	130
1.4	Inconsistency	132
1.5	Security Trustee limitation on liability	132
1.6	Business Day	133

2.	Consents and acknowledgments	133

2.1	By the Tenant	133
2.2	By the Landlord	134

3.	Representations and warranties	135

3.1	By the Landlord	135
3.2	Survival of representations and warranties	135
3.3	Reliance by Security Trustee	135

4.	Undertakings	136

4.1	By the Landlord	136

5.	Default, termination and cure rights	136

5.1	Landlord to give notice to the Security Trustee	136
5.2	Termination	136
5.3	Security Trustee’s cure rights	136
5.4	No obligation to remedy	137
5.5	Tenant discharged	137
5.6	Consequent action	138

6.	Enforcement	138

6.1	Appointment and rights of Enforcing Party	138
6.2	Acknowledgment	138
6.3	Consequences of enforcement	138
6.4	Assistance	139

7.	Refinance	139

8.	Further steps	139

9.	Assignment	139

9.1	By the Landlord	139
9.2	By the Security Trustee	139

10.	Term	139

11.	General	140

11.1	Survival of obligations	140
11.2	Cumulative powers	140
11.3	Severability	140
11.4	Variation or waiver	140
11.5	Waiver and exercise of Powers	140
11.6	Entire agreement	140
11.7	Confidentiality	141
11.8	Counterparts	141
11.9	Execution by attorney	141
11.10	Notices	141

12.	Governing law and jurisdiction	142

12.1	Governing Law	142
12.2	Jurisdiction	142

Schedule 1	Notice Details	143

Lease Tripartite Deed dated

Parties

[insert name of Tenant] of [insert address] (Tenant)

James Lyne Lord and Marjorie Annette Lord of [insert address]
(Landlord)

[inert name] of [insert address]
(Security Trustee)

Introduction

A	The Tenant and the Landlord are parties to the Relevant Contract.

B	The Tenant will be party to certain financing arrangements for the purpose of developing the Project.

C	The provision of financial accommodation is conditional on, among other things, the parties entering into this deed to regulate their relationship in relation to the Relevant Contract and to record certain agreements between them.

It is agreed

1	Definitions and interpretation

1.1	Definitions

In this deed, the following definitions apply unless the context indicates otherwise:

Authorised Officer means

(a)	in relation to the Tenant or the Landlord, a director, company secretary or person notified to be an authorised officer of that party; or

(b)	in relation to the Security Trustee, a director, associate director, senior associate, company secretary, attorney or an officer whose title is, or includes the word, ‘Manager’, ‘Executive, ‘Director’, ‘Senior Associate’, ‘Associate Director’ or ‘President’ of the Security Trustee at that time, and any person acting in any of those capacities at that time;

Beneficiaries means the beneficiaries from time to time under the Security Trust Deed;

Business Day means a day which is not a Saturday, Sunday or public holiday in Brisbane and Sydney;

Corporations Act means the Corporations Act 2001 (Cth);

Cure Period means:

(a)	in the case of a Termination Event which results from a failure by the Tenant to pay money under the Relevant Contract, [20] Business Days from the later of the end of the applicable cure period granted to the Tenant under the Relevant Contract and the date of receipt by the Security Trustee of the relevant Termination Notice,

(b)	in the case of any other Termination Event which is capable of remedy, [90] Business Days from the later of the end of the applicable cure period granted to the Tenant under the Relevant Contract and the date of receipt by the Security Trustee of the relevant Termination Notice; and

(c)	in the case of a Termination Event which is not capable of remedy, [10] Business Days from the later of the end of the applicable cure period granted to the Tenant under the Relevant Contract and the date of receipt by the Security Trustee of the Termination Notice;

Default means any breach by the Tenant of any of its obligations under the Relevant Contract;

Default Notice means any notice from the Landlord to the Tenant specifying that a Default has occurred, including any notice given under clause 15.1(1) (Monetary Default Notice) and clause 15.1 (3)(c) (Non-Monetary Default Notice) of the Lease;

Enforcing Party means the Security Trustee or any receiver, receiver and manager, attorney, agent or any person having similar functions, appointed under a Security;

Finance Documents means the agreements under which the Beneficiaries provide financial accommodation to the Tenant or related parties of the Tenant in connection with the development or operation of the Project;

Force Majeure means the occurrence of any event which is beyond the control of an Enforcing Party and which delays or prevents an Enforcing Party from remedying a Default;

GST means any goods or services tax, value added tax, consumption tax or similar tax including as that term is defined in the GST Act;

GST Act means A New Tax System (Goods and Services Tax) Act 1999 (Cth);

Land means [insert description];

Lease means the lease agreement dated on or about the date of this deed in relation to the Land between the Landlord and the Tenant;

Mortgage of Lease means the mortgage of lease dated on or about the date of this deed granted by the Tenant in favour of the Security Trustee in respect of the Tenant’s rights under and interest in the Lease;

Option for Lease means the agreement date [insert date] between the Tenant and the Landlord;

Party means a party to this deed;

Power includes an authority, benefit, right, power, privilege, discretion or remedy, however created, whether express or implied;

Project means the development and operation by the Tenant of a solar farm to be located on the Land;

Relevant Contract means the Lease;

Secured Property means the property subject to a Security;

Security means:

(a)	the Mortgage of Lease: and

(b)	any present or future Security Interest, guarantee or other document or agreement created or entered into by any person as security for the payment of any or all debts and monetary liabilities of that person or any other person in connection with the Finance Documents in any capacity owed to the Security Trustee (for its own account or for the account of a Beneficiary under or in relation to any Finance Document and in any capacity),

Security Interest means a mortgage, charge, pledge, lien or other security interest securing any obligation of any person or any other agreement, notice or arrangement having a similar effect, including any “security interest” as defined in sections 12(1) or (2) of the PPSA,

Security Trust means the trust established under the Security Trust Deed;

Security Trust Deed means the document so entitled dated on or about the date of this deed and entered into between the Tenant, the Security Trustee and others;

Tax includes any tax, GST, rate, levy, impost or duty (including stamp duty) (other than a tax on the net overall income of a party) and any interest, penalty, fine or expense relating to any of them;

Termination Date has the meaning given to it in clause 5.2(2) (Termination),

Termination Event means any breach by the Tenant of any of its obligations under the Relevant Contract or any other event or circumstance which, with the giving of notice, lapse of time or any determination, would entitle the Landlord to:

(a)	suspend performance of any or a1l of its obligations under the Relevant Contract,

(b)	terminate or rescind the Relevant Contract; or

(c)	treat the Relevant Contract as repudiated or void;

Termination Notice means a notice issued by the Landlord of its intention to terminate the Relevant Contract

1.2	Incorporated definitions

(a)	A term which is defined in the Relevant Contract has the same meaning when used in this deed unless it is defined in this deed, in which case the meaning in this deed applies

(b)	If a term which is defined in the Relevant Contract is amended after the date of this deed, the term is only amended for the purposes of this deed if the Security Trustee consents to the amendment

1.3	Interpretation

(a)	In this deed, unless the contrary intention appears, a reference to:

(i)	an amendment includes a supplement, novation, extension (whether of maturity or otherwise), restatement, re-enactment or replacement (however fundamental and whether or not more onerous), and amended will be construed accordingly;

(ii)	assets and property includes present and future properties, revenues and rights of every description

(iii)	a document includes any agreement in writing, or any certificate, notice, document, instrument or other document of any kind and is a reference to that document as amended, restated or novated;

(iv)	disposal means a sale, transfer, assignment, grant, lease, license, declaration of trust or other disposal, whether voluntary or Involuntary and whether in a single transaction or a series of transactions, and dispose will be construed accordingly;

(v)	law includes any law or legal requirement, including at common law, in equity, under any statute, rule, regulation, proclamation, order in council, ordinance, by-law, interim development order, planning scheme or environmental planning scheme whether commonwealth, state, territorial or local and any decision, ruling, interpretive decision, directive, guidance or requirement of any Authority;

(vi)	indebtedness includes any obligation (whether incurred as principal or as surety and whether present or future, actual or contingent) for the payment or repayment of money;

(vii)	a person or entity includes any person, firm, company, corporation, government, state or agency of a state or any association, trust or partnership (whether or not having separate legal personality) or 2 or more of them and any reference to a particular person or entity (as so defined) includes a reference to that person’s or entity’s executors, administrators, successors, substitutes (including by novation) and assigns

(viii)	a regulation includes any regulation, rule, official directive, request or guideline (whether or not having the force of law but if not having the force of law, being of a type with which any person to which it applies is accustomed to comply) of any governmental, inter-governmental or supranational body, agency, department or regulatory, self-regulatory or other authority or organisation;

(ix)	the words including, for example or such as when introducing an example do not limit the meaning of the words to which the example relates to that example or examples of a similar kind

(x)	a provision of law or a regulation is a reference to that provision as amended or re-enacted and a reference to a statute includes all regulations, proclamations, ordinances and by laws issued under that statute and any law or regulation which varies, consolidates or replaces any of them,

(xi)	a currency is a reference to the lawful currency for the time being of the relevant country; and

(xii)	unless a contrary indication appears, a time of day is a reference to Sydney time.

(b)	Singular words include the plural and vice versa

(c)	Other parts of speech and grammatical forms of a word or phrase defined in this document have a corresponding meaning.

(d)	A word of any gender includes the corresponding words of any other gender

(e)	No provision of this document will be construed adversely to a party because that party was responsible for the preparation of this document or that provision.

(f)	The schedules and appendices form part of this document and a reference to a clause or Schedule is a reference to a clause or schedule of or to this document.

(g)	The headings do not affect interpretation.

(h)	If a Party comprises 2 or more persons:

(i)	a reference to that Party includes each and any 2 or more of them; and

(ii)	this document binds each of them separately and any 2 or more of them jointly.

1.4	Inconsistency

To the extent that there is an inconsistency between this deed and the Relevant Contract, this deed prevails to the extent of the inconsistency.

1.5	Security Trustee limitation on liability

(a)	The Security Trustee enters into and performs this deed and the transactions it contemplates only as the trustee of the Security Trust, except where expressly stated otherwise. This applies also in respect of any past and future conduct (including omissions) relating to this deed or those transactions.

(b)	The parties to this deed acknowledge that the Security Trustee holds the benefit of this deed as a nominee, and for the benefit, of the Beneficiaries and:

(i)	is bound to act on the instructions of the Beneficiaries or a defined majority of Beneficiaries pursuant to the terms of the Security Trust Deed; and

(ii)	in the absence of such instructions from the Beneficiaries or where a force majeure event exists, the Security Trustee is not bound to act.

(c)	The Security Trustee’s obligations, duties and responsibilities are limited to those expressly set out in the Security Trust Deed, the Finance Documents and this deed.

(d)	The parties to this deed acknowledge that under the Security Trust Deed, the Security Trustee is entitled to be indemnified for its actions under this deed out of the assets of the Security Trust and/or by the Beneficiaries, subject to the exceptions in clause 1 5(6).

(e)	Under and in connection with this deed and those transactions and conduct referred to in clause 1.5(1):

(i)	the Security Trustee’s liability (including for negligence) to parties is limited to the extent It can be satisfied out of the assets of the Security Trust. The Security Trustee need not pay any such liability out of other assets;

(ii)	another party may only do the following with respect to the Security Trustee (but any resulting liability remains subject to the limitations in this clause 1.5):

(A)	prove and participate in, and otherwise benefit from, any form of insolvency administration of the Security Trustee but only with respect to Security Trust assets;

(B)	exercise rights and remedies with respect to Security Trust assets, including set-off;

(C)	enforce its security (if any) and exercise contractual rights; and

(D)	bring any proceedings against the Security Trustee seeking relief or orders that are not inconsistent with the limitations in this clause 1.5,

and may not:

(E)	bring other proceedings against the Security Trustee;

(F)	take any steps to have the Security Trustee placed in any form of insolvency administration or to have a receiver or receiver and manager appointed, or

(G)	seek by any means (including set-off) to have a liability of the Security Trustee to that party (including for negligence) satisfied out of any assets of the Security Trustee other than Security Trust assets.

(f)	Clauses 1.5(1) and 1 5(5) apply despite any other provision in this deed but do not apply with respect to any liability of the Security Trustee to another party (including for negligence) to the extent that the Security Trustee has no right or power to have Security Trust assets applied towards satisfaction of that liability or its right or power to do so is subject to a deduction, reduction, limit or requirement to make good, in either case because the Security Trustee’s behaviour was beyond power or improper in relation to the Security Trust.

(g)	The limitation in clause 1 5(5)(a) is to be disregarded for the purposes (but only for the purposes) of the rights and remedies described in clause 1.5(5)(b) and interpreting this deed and any security for it, including determining the following:

(i)	whether amounts are to be regarded as payable (and for this purpose damages or other amounts will be regarded as a payable if they would have been owed had a suit or action barred under clause 1 5(5)(b) been brought);

(ii)	the calculation of amounts owing; or

(iii)	whether a breach or default has occurred,

but any resulting liability will be subject to the limitations in this clause 1.5.

(h)	The parties agree and acknowledge that the Security Trustee will not be in breach of this deed nor will the Security Trustee be obliged to do or omit to do anything pursuant to this deed if the Security Trustee would, or might in the Security Trustee’s reasonable opinion, be in breach of any applicable law or regulation, including without limitation the Charter of the United Nations Act 1948 (Cth), the Charter of United Nations (Dealing and Assets) Regulations 2008 (Cth), the Autonomous Sanctions Regulations 2011 (Cth) and any other applicable sanctions legislation.

[Drafting note - to be amended to reflect the security trustee’s requirements]

1.6	Business Day

If the day on which any act, matter or thing is to be done under or pursuant to this deed is not a Business Day, the act, matter or thing must be done on or by the next Business Day

2	Consents and acknowledgments

2.1	By the Tenant

(a)	The Tenant gives notice to the Landlord that the Tenant has created or will pursuant to the Security create Security Interests in favour of the Security Trustee over all of the Tenant’s present and future right, title, benefit and interest in the Relevant Contract and the Landlord expressly acknowledges that it has received this notice.

(b)	The Tenant is bound by, and shall co-operate in the implementation of, this deed. It acknowledges that this deed is only intended to benefit the Beneficiaries.

2.2	By the Landlord

(a)	The Landlord consents to and acknowledges the creation by the Tenant of the Security over the Tenant’s rights, title and interest in, under and to the Relevant Contract.

(b)	The Landlord acknowledges that neither:

(i)	the creation or existence of the Security;

(ii)	the exercise by an Enforcing Party of any Power conferred in connection with the Security (including acceleration or any other action to recover moneys secured by the Security or the appointment of an Enforcing Party); or

(iii)	the entry into this deed by the Tenant,

will of itself contravene or constitute a Default or Termination Event under the Relevant Contract or entitle it to exercise any right or power under the Relevant Contract to which it is a party, including the right to terminate.

(c)	The Landlord acknowledges that at any time after the commencement of enforcement of the Security, any Enforcing Party may but is not obliged to exercise all or any of the powers of the Tenant, and perform all or any of the obligations of the Tenant under or in relation to the Relevant Contract as if it were the Tenant to the exclusion of the Tenant.

(d)	The Tenant acknowledges that, except in respect of any liability or obligation expressly assumed by the Security Trustee or an Enforcing Party in accordance with this deed, the Security Trustee or an Enforcing Party does not assume any liability or obligation under or in respect of the Relevant Contract as a result of the entry into, or exercise of any Powers under, this deed or any Security.

(e)	The Landlord must not exercise any right of set-off or other similar right in relation to amounts payable under or in relation to the Relevant Contract.

(f)	The Landlord acknowledges that the rights of the Security Trustee under this deed (including to enforce any provision of this deed) are not affected by:

(i)	any conduct of the Tenant;

(ii)	any failure of the Tenant to comply with this deed;

(iii)	any decision of the Security Trustee relating to the enforcement or failure to enforce this deed or any Finance Document; or

(iv)	the giving by the Security Trustee of any discharge, amendments, variation, consent or waiver to the Tenant,

(g)	The Landlord consents to the disclosure to the Security Trustee and each Beneficiary of any information provided to the Tenant under or in connection with the Relevant Contract.

3	Representations and warranties

3.1	By the Landlord

The Landlord represents and warrants in respect of itself for the benefit of the Security Trustee that:

(a)	(authority) it has power, authority and capacity unconditionally to execute, deliver and comply with its obligations under this deed and the Relevant Contract;

(b)	(authorisations) it has taken all necessary action to authorise the unconditional execution, delivery of, and the compliance with, its obligations under this deed;

(c)	(binding obligations) its obligations under this deed constitute its legal, valid and binding obligations and are enforceable in accordance with their terms, subject in each case to any necessary stamping and registration, laws generally affecting creditors’ rights and general principles of equity;

(d)	(transaction permitted) the execution and delivery by it of, and performance by it of its obligations under, the deed and the Relevant Contract does not and will not:

(i)	breach any law or judgment applying to it or to which any of its assets are subject, or

(ii)	breach any agreement or instrument by which it is bound;

(e)	(no default or breach)

(i)	it is not in default, and it is not aware of the Tenant being in default or breach, under this deed or the Relevant Contract; and

(ii)	nothing has occurred which constitutes an event of default or similar event (whatever called) under the Relevant Contract, whether immediately or after notice or lapse of time or both:

(f)	(terms of Relevant Contract) the Relevant Contract (and the documents expressly referred to in that document) set out the entire agreement between each of the Landlord and Tenant (as relevant) in respect of the subject matter of the Relevant Contract and there has been no amendment, variation or waiver of the Relevant Contract, and no material documents have been issued, made or given under the Relevant Contract; and

(g)	(mortgagee’s consent to Lease) if the Land is subject to a mortgage granted by the Landlord, the mortgagee of that mortgage has consented to the Lease in accordance with dause19.1 [Consent of Mortgagee] of the Lease.

3.2	Survival of representations and warranties

The representations and warranties in this clause 3 survive the execution of this deed

3.3	Reliance by Security Trustee

The Landlord acknowledges that the Security Trustee has entered into this deed and the Security on behalf of the Beneficiaries in reliance on the representations and warranties given by the Landlord under this deed.

4	Undertakings

4.1	By the Landlord

The Landlord undertakes to the Security Trustee that:

(a)	(Security Interest) it will not require, take or accept the benefit of any Security Interest over any of the Solar Panel Equipment or Tenant’s Improvement or Tenant s Property;

(b)	(amendment) without the prior written consent of the Security Trustee it will not:

(i)	amend or vary, or consent to any amendment or variation of the Relevant Contract: or

(ii)	waive any provision of the Relevant Contract,

except to the extent the amendment or waiver Is of an immaterial nature, and

(c)	(performance) it will perform its obligations under the Relevant Contract.

5	Default, termination and cure rights

5.1	Landlord to give notice to the Security Trustee

The Landlord undertakes to the Security Trustee that it will give the Security Trustee a copy of any:

(a)	notice of any Default or Termination Event

(b)	notice of any material dispute under the Relevant Contract; or

(c)	notice or other documents consequent upon the occurrence of any event contemplated in clauses 5.1(1) and 5.1(2),

at the same time as it provides such notice to the Tenant pursuant to the Relevant Contract.

5.2	Termination

The Landlord undertakes to the Security Trustee that:

(a)	it will not terminate the Relevant Contract or suspend performance of any or all of its obligations under the Relevant Contract except in accordance with the express terms of the Relevant Contract and at all times in accordance with and subject to clause 5 3 (Security Trustee’s cure rights) of this deed; and

(b)	at the same time as the Landlord issues a Termination Notice to the Tenant (the Termination Date), it will submit to the Security Trustee a copy of that Termination Notice.

5.3	Security Trustee’s cure rights

Despite anything in the Relevant Contract or any other document, the Landlord must not terminate, suspend, rescind or accept repudiation of the Relevant Contract as a result of a Default or Termination Event unless:

(a)	the Security Trustee has received a copy of the Termination Notice in accordance with clause 5,2(2) (Termination); and

(b)	one of the following applies:

(i)	in the case of a Termination Event which results from a failure by the Tenant to pay money under the Relevant Contract, the Default has not been remedied within the applicable Cure Period: or

(ii)	in the case of any Termination Event which results from the insolvency of the Tenant, an Enforcing Party is not appointed to the Tenant within [15] Business Days of such insolvency; or

(iii)	in the case of any other Termination Event which is capable of remedy and which in the Security Trustee’s reasonable opinion can be remedied within the applicable Cure Period, the Default has not been remedied within the applicable Cure Period; or

(iv)	in the case of any other Termination Event which is capable of remedy but which cannot, in the reasonable opinion of the Security Trustee, be remedied within the applicable Cure Period, the Security Trustee or an Enforcing Party fails to proceed with reasonable diligence to remedy the relevant Default until it is remedied, except during any period in which such party is delayed or prevented from remedying the Default as a result of Force Majeure or a breach by the Landlord of any of its obligations under the Relevant Contract; or

(v)	the Security Trustee or an Enforcing Party notifies the Landlord that it elects not to take any steps to remedy the Termination Event.

5.4	No obligation to remedy

(a)	The Landlord must provide to an Enforcing Party or its authorised representatives any information and assistance in respect of the remedy of a Default or Termination Event that it is able to provide, having regard to the nature of that Default or Termination Event.

(b)	In providing the information prescribed under this clause 5.4, the Landlord must provide:

(i)	details of any steps which the Landlord considers appropriate to be taken to remedy the Default or Termination Event; and

(ii)	all necessary access to the Land to allow an Enforcing Party or any of their representatives to inspect the Land, Renewable Energy Equipment and Tenant’s Property.

(c)	It is acknowledged that, on enforcement of any Security, any Enforcing Party or other person acting on its behalf may remedy any Default or Termination Event under the Relevant Contract but that nothing in this deed or otherwise obliges an Enforcing Party to remedy any such Default or Termination Event

(d)	An Enforcing Party’s cure rights in this clause 5 are in addition to the Tenant’s cure rights under the Relevant Contract.

5.5	Tenant discharged

The Landlord acknowledges and agrees that any remedy of a Default or Termination Event or the performance of any of the Tenant’s obligations under and in accordance with the Relevant Contract effected by an Enforcing Party under this clause 5 or otherwise, will be effective as between the Tenant and the Landlord to satisfy and discharge the relevant obligations of the Tenant to cure the Default or Termination Event, as applicable, to the same extent as if it had been done or effected by the Tenant.

5.6	Consequent action

If an Enforcing Party remedies a Termination Event in respect of which a Termination Notice is issued in accordance with clause 5.2 (Termination), the Landlord will take no further action in relation to the Termination Event.

6	Enforcement

6.1	Appointment and rights of Enforcing Party

Without limiting the rights of the Security Trustee under any Security, following an event that renders a Security enforceable, but subject to this deed:

(a)	the Security Trustee may appoint an Enforcing Party to exercise any or all of the Tenant’s rights or perform some or all of the Tenant’s obligations under the Relevant Contract: and

(b)	the Security Trustee or any Enforcing Party may, if it has enforced its rights under the Security, assign, novate or dispose of any of the Tenant’s rights and obligations under the Relevant Contract to another party.

6.2	Acknowledgment

(a)	Each of the Tenant and the Landlord acknowledges and agrees that an Enforcing Party may, on enforcement of any Security, exercise all or any of the rights, remedies and powers of the Tenant under the Relevant Contract. For the avoidance of doubt and without limiting clause 2.2(2) (By the Landlord), it is acknowledged and agreed that:

(i)	the taking of any steps by an Enforcing Party to enforce any Security;

(ii)	the exercise of any Power (including the appointment of an Enforcing Party); or

(iii)	the appointment by the Tenant of an administrator prior to, subsequent to, or in connection with, the appointment of an Enforcing Party,

will not of itself be relied on by the Landlord as giving rise to a right of termination of or default under, the Relevant Contract

6.3	Consequences of enforcement

If the Security Trustee appoints an Enforcing Party under clause 6.1(1) (Appointment and rights of Enforcing Party):

(a)	the Landlord must continue to duly and punctually perform and observe its duties and obligations under the Relevant Contract, in accordance with its terms;

(b)	the Relevant Contract remains in full force and effect; and

(c)	the Enforcing Party is not liable to the Landlord in respect of any events, acts or omissions which have occurred or should have occurred before the date of the appointment, or for any liability of the Tenant in relation to the Relevant Contract in respect of any event, act or omission before the date of the appointment.

6.4	Assistance

The Landlord must provide all necessary co-operation and enter into any documentation requested by an Enforcing Party in connection with, or to give effect to, an Enforcing Party’s exercise of its rights under this clause 6.

7	Refinance

The Landlord agrees and acknowledges that:

(a)	financing made available by the Beneficiaries and secured under the Security may be refinanced in whole or in part from time to time; and

(b)	as soon as reasonably possible following receipt of notice from the Tenant in relation to such refinancing, it shall enter into a new deed on substantially the same terms as this deed, or agree a novation to this deed, if and to the extent necessary to confer benefits and obligations on incoming financiers equivalent to the benefits and obligations under this deed

8	Further steps

The Landlord agrees to provide all necessary assistance and to enter into any documentation requested by the Security Trustee for the purpose of perfecting the Security, including doing all things necessary to allow the Lease and Mortgage of Lease to be registered.

9	Assignment

9.1	By the Landlord

(a)	The Landlord must not deal with, sell, assign, transfer, novate or otherwise effect a disposal of any of its rights or obligations under this deed or the Relevant Contract (or its right, title and interest in the Land) unless the proposed assignee or transferee agrees to enter into a deed substantially in the form of this deed with the Tenant and the Security Trustee.

(b)	For the avoidance of doubt, if the Landlord mortgages or charges its freehold interest In the Land, no new agreement shall be required but any mortgagee or chargee shall take subject to the provisions of this deed (or any replacement under clause 9 1(1)).

9.2	By the Security Trustee

Each of the Landlord and the Tenant agrees and acknowledges that:

(a)	the Security Trustee may assign any of its rights or novate any of its obligations under this deed at any time to a replacement Security Trustee; and

(b)	it will enter into a novation deed (in a form acceptable to the Security Trustee and any replacement security trustee, and in a form acceptable to the Landlord (acting reasonably)) and any other documentation reasonably required to give effect to clause 9 2(1) with any replacement security trustee that is appointed under the Security Trust Deed.

10	Term

(a)	This deed will take effect on and from the later of:

(i)	the date of this deed; and

(ii)	the date that the Tenant exercises its option to enter into the Relevant Contract and the Relevant Contract becomes effective in accordance with clause 6.3 (Exercise of Option) of the Option for Lease.

(b)	This deed continues in full force until the Security Interests granted by the Tenant to the Security Trustee under the Security being fully and finally discharged and released in accordance with their terms, but without prejudice to any rights which accrued prior to the expiration of the term.

11	General

11.1	Survival of obligations

This deed and the obligations of the parties under this deed constitute continuing obligations and survive the termination of this deed.

11.2	Cumulative powers

The powers provided in this deed are in addition to those provided by law independently of this deed and each power provided in this deed (including any right of indemnity) is additional to and not exclusive of every other power provided in this deed.

11.3	Severability

Any provision of this deed or the exercise of any Power for the purpose of this deed that is prohibited or unenforceable in any jurisdiction is ineffective to the extent of that prohibition or unenforceability. This does not invalidate or affect the validity and enforceability of that provision in any other jurisdiction nor the validity and enforceability of the remaining provisions of this deed.

11.4	Variation or waiver

An amendment, variation or waiver to this deed is not effective unless it is in writing and signed by the parties.

11.5	Waiver and exercise of Powers

(a)	A Power in favour of the Security Trustee under this deed, a breach of an obligation of the Tenant under this deed or the occurrence of a Default can only be waived by a written instrument signed by the party granting the waiver. No other act, omission or delay of the Security Trustee or any Enforcing Party will constitute a waiver

(b)	A single or partial exercise or waiver of a Power relating to this deed will not prevent any other exercise of that Power or the exercise of any other Power.

(c)	The party granting the waiver is not to be liable for any loss, cost or expense of the Tenant caused or contributed to by the waiver of, exercise of, attempted exercise of, failure to exercise or delay in exercising a Power.

(d)	This clause 11.5 may not itself be waived except in writing.

11.6	Entire agreement

This deed constitutes the entire agreement between the parties in respect of its subject matter and supersedes all negotiations and prior agreements in relation to that subject matter.

11.7	Confidentiality

(a)	The Tenant consents to the terms of this deed, undertakes to cooperate in its implementation, and releases each of the Landlord, the Security Trustee, any Enforcing Party and any Beneficiary from any obligation of confidentiality that might otherwise be breached in circumstances where information which is required to be provided to or by the Landlord, the Security Trustee, any Enforcing Party or any Beneficiary under this deed is in fact provided.

(b)	Each other party to this deed releases the Security Trustee and each Beneficiary from any obligation of confidentiality that might otherwise be breached in circumstances where information is provided by the Security Trustee or a Beneficiary to:

(i)	a proposed assignee or transferee of a Beneficiary under the Finance Documents;

(ii)	a proposed assignee of the Security Trustee under clause 9.2 (By the Security Trustee) of this deed; or

(iii)	a proposed assignee or transferee of the Tenant’s obligations under the Relevant Contract under clause 6.1 (2) (Appointment and rights of Enforcing Party) of this deed.

11.8	Counterparts

This deed may be executed in any number of counterparts. Each counterpart is an original but the counterparts together are one and the same instrument.

11.9	Execution by attorney

If an attorney executes this deed, the attorney declares that the attorney has no notice of revocation, termination or suspension of the power of attorney under which the attorney executes this deed.

11.10	Notices

(a)	Any notice or other communication including any request, demand, consent or approval, to or by a party to this deed must be in legible writing and in English addressed to the party in accordance with its details set out in Schedule 1 (Notice Details), or as specified to the sender by any party by notice.

(b)	If the sender is a company, any such notice or other communication must be signed by an Authorised Officer or under the common seal of the sender.

(c)	Any such notice or other communication is regarded as being given by the sender and received by the addressee

(i)	if by delivery in person, when delivered to the addressee;

(ii)	if by post, 3 Business Days from and including the date of postage; or

(iii)	if by facsimile transmission, when received by the addressee as evidenced by a successful facsimile transmission report,

but if the delivery or receipt is on a day which is not a ¡Business Day or is after 4.00pm (addressee’s time) it is regarded as received at 9.00am on the following Business Day

(d)	Any such notice or other communication can be relied upon by the addressee and the addressee is not liable to any other person for any consequences of that reliance if the addressee believes it to be genuine, correct and authorised by the sender.

(e)	A facsimile transmission is regarded as legible unless the addressee telephones the sender within 2 hours after the transmission is received or regarded as received under clause 11 10(3) and informs the sender that it is not legible

(f)	In this clause 11.10, a reference to an addressee includes a reference to an addressee s Authorised Officers, agents or employees or any person reasonably believed by the sender to be an Authorised Officer, agent or employee of the addressee

12	Governing law and jurisdiction

12.1	Governing Law

This deed and any non-contractual obligations arising out of or in connection with it are governed by the laws of Queensland.

12.2	Jurisdiction

(a)	The courts having jurisdiction in Queensland, Australia have non-exclusive jurisdiction to settle any dispute arising out of or in connection with this deed (including a dispute regarding the existence, validity or termination of this deed) or any non-contractual obligation arising out of or in connection with this deed

(b)	The parties agree that those courts are the most appropriate and convenient courts to settle such disputes and accordingly no party will argue to the contrary.

(c)	Each party irrevocably waives any objection it may have now or in the future to the venue of any proceedings, and any claim it may have now or in the future that any proceedings have been brought in an inconvenient forum, where that venue falls within clause 12,2(1)

[NOTE: Tenant’s limitation of liability provisions to be inserted if required.]

Schedule 1
Notice Details

Tenant

Address:

Attention:

Email:

Facsimile:

Landlord

Address:

Attention:

Email:

Facsimile:

Security Trustee

Address:

Attention:

Email:

Facsimile:

Executed as a deed and delivered on the date specified on the first page of this deed

Tenant

Executed by[Drafting note: insert Tenant and ABN] in accordance with section 127 of the Corporations Act 2001 (Cth):

Director/company secretary	Director

Name of director/company secretary (BLOCK LETTERS)	Name of director (BLOCK LETTERS)

Landlord

Signed sealed and delivered by James Lyne Lord in the presence of:

Signature of witness	James Lyne Lord

Name of witness (BLOCK LETTERS)

Address of witness

Signed sealed and delivered by Marjorie Annette Lord in the presence of:

Signature of witness	Marjorie Annette Lord

Name of witness (BLOCK LETTERS)

Address of witness

Security Trustee

[Insert execution provision]

Annexure D- Compensation Deed

Dated

Compensation Deed -
Vast Solar Farm

Mount Isa Solar Farm, Queensland

Parties

James Lyne Lord and Marjorie Annette Lord

[#Sub-Lessee/Nominee#]
ACN [insert#]

Compensation Deed dated

Parties	James Lyne Lord and Marjorie Annette Lord of [***] (Sub-Lessor)

[#Sub-Lessee / Nominee#] ACN [#Insert#]
of [#Insert#]
([#Sub-Lessee / Nominee#])

Background

A	The Sub-Lessor and the Sub-Lessee have entered into the Sub-Lease.

B	The parties agree that the terms of this document will apply for the duration of the Sub-Lease.

Reference Schedule

In addition to the definitions included in clause 1.1 of this document and Schedule 1 of the Sub-Lease, the items listed in this Reference Schedule have the corresponding meaning in this document.

Item 1	Sub-Lease	The Sub-Lease of the Premises between the Sub-Lessor and the Sub-Lessee dated [insert].
Item 2	Land	Lot 24 on SP265794 Title Reference 17666019
Item 3	Premises	Sub-Lease [#] on [#Plan]

It is agreed

1	Definitions and interpretation

1.1	Definitions

in this document terms defined in the Sub-Lease have the same meanings when used in this document, and:

(a)	Mining Lease has the meaning as defined in the Sub-Lease.

(b)	Resource Authority means a “resource authority” as defined in the Mineral (and Energy Resources Common Provisions) Act 2014 (Qld).

1.2	Interpretation

(a)	a reference to a clause, schedule, annexure or party is a reference to a clause of, and a schedule, annexure or party to, this document and references to this document include any schedules or annexures;

(b)	a reference to a party to this document or any other document or agreement includes the party’s successors, permitted substitutes and permitted assigns;

(c)	if a word or phrase is defined, its other grammatical forms have a corresponding meaning;

(d)	a reference to a document or agreement (including a reference to this document) is to that document or agreement as amended, supplemented, varied or replaced;

(e)	a reference to this document includes the agreement recorded by this document;

(f)	a reference to legislation or to a provision of legislation (including subordinate legislation) is to that legislation as amended, re-enacted or replaced, and includes any subordinate legislation issued under it;

(g)	if any day on or by which a person must do something under this document is not a Business Day, then the person must do it on or by the next Business Day;

(h)	a reference to a person includes a corporation, trust, partnership, unincorporated body, government and local authority or agency, or other entity whether or not it comprises a separate legal entity; and

(i)	a reference to ‘month’ means calendar month.

2	Mining Rights

2.1	Sub-Lessor’s obligations

For the purposes of clause 13.4(a) of the Sub-Lease, the Sub-Lessor must use all reasonable endeavours to obtain compensation from the relevant Resource Authority holder, so that the Sub-Lessee is adequately compensated under clause 13.4(a) of the Sub-Lease.

2.2	Acknowledgement by the Sub-Lessee

Subject to clauses 2.1 and 2.3, the Sub-Lessee acknowledges and agrees that:

(a)	the Sub-Lessor’s obligation to compensate the Sub-Lessee under clause 13.4(a) of the Sub-Lease, is limited to the extent that the Sub-Lessor obtains compensation for the grant or renewal of a Mining Lease, from the relevant Resource Authority holder; and

(b)	for the avoidance of doubt, clause 9.10(e) of the Sub-Lease includes reimbursement of the Sub-Lessor’s reasonable costs of pursuing compensation from the relevant Resource Authority holder.

2.3	Confidentiality

In the case of any breach of clause 5, the Sub-Lessee will suffer loss. If the Sub-Lessor is in breach of clause 5 and the breach results in the Sub-Lessor not being able to compensate the Sub-Lessee under clause 13.4(a) of the Sub-Lease, then this clause 2 will cease to have any further effect.

3	GST

3.1	Definitions

Any terms capitalised in clause 3 and not already defined in clause 1.1 have the same meaning given to those terms in the GST Act.

3.2	GST exclusives

Except under clause 3.3, the consideration for a Supply made under or in connection with this document does not include GST.

3.3	Taxable Supply

If a Supply made under or in connection with this document is a Taxable Supply, then at or before the time any part of the consideration for the Supply is payable:

(a)	the Recipient must pay the Supplier an amount equal to the total GST for the Supply, in addition to and in the same manner as the consideration otherwise payable under this document for that Supply: and

(b)	the Supplier must give the Recipient a Tax Invoice for the Supply.

3.4	Later GST change

For clarity, the GST payable under clause 3 3 is correspondingly Increased or decreased by any subsequent adjustment to the amount of GST for the Supply for which the Supplier is liable, however caused.

3.5	Reimbursement or indemnity

If either party has the right under this document to be reimbursed or indemnified by another party for a cost incurred in connection with this document, that reimbursement or indemnity excludes any GST component of that cost for which an Input Tax Credit may be claimed by the party being reimbursed or indemnified, or by its Representative Member, Joint Venture Sub-Lessee or other similar person entitled to the Input Tax Credit (if any)

3.6	Warranty that Tax Invoice is issued regarding a Taxable Supply

Where a Tax Invoice is given by the Supplier, the Supplier warrants that the Supply to which the Tax Invoice relates is a Taxable Supply and that it will remit the GST (as stated on the Tax Invoice) to the Australian Taxation Office

3.7	Progressive or Periodic Supplies

Where a Supply made under or in connection with this document is a Progressive or Periodic Supply, clause 3.3 applies to each component of the Progressive or Periodic Supply as if it were a separate Supply.

4	General

4.1	Amendments

This document may only be amended by written agreement between all parties.

4.2	Sale of Land or other Dealings by the Sub-Lessor

If the Sub-Lessor sells, transfers, dedicates, mortgages, or disposes of any part of the Land that contains the Premises, with a third party (Buyer), the Sub-Lessor must, at the time the dealing is completed, procure that the Buyer enters into a deed of covenant with the Sub-Lessee, on terms satisfactory to the Sub-Lessee, under which the Buyer agrees in relation to this document to:

(a)	comply with the covenants, terms and conditions imposed on the Sub-Lessor as if it were named as the Sub-Lessor in this document; and

(b)	acknowledge the rights of the Sub-Lessee, under this document,

and the Sub-Lessor must procure that such deed of covenant duly executed by the Buyer is delivered to the Sub-Lessee as soon as reasonably practicable following completion of the sale or other dealing.

4.3	Assignment, Novation or Transfer by the Sub-Lessee

(a)	In the event of any assignment, novation or transfer of the Sub-Lease by the Sub-Lessee to a third party (Transferee), the Sub-Lessee must, at the time the dealing is completed, procure that the Transferee provides a deed of covenant in favour of the Sub-Lessor under which the Transferee agrees in relation to this document to:

(i)	comply with the covenants, terms and conditions imposed on the Sub-Lessee as if it were named as the sub-lessee in this document; and

(ii)	acknowledge the rights of the Sub-Lessor, under this document,

and the Sub-Lessee must procure that such deed of covenant duly executed by the Transferee is delivered to the Sub-Lessor as soon as reasonably practicable following completion of the assignment, novation or transfer of the Sub-Lease by the Sub-Lessee.

(b)	The Sub-Lessee must reimburse the Sub-Lessor for proper and reasonable legal costs incurred by the Sub-Lessor in connection with this clause 4.3.

4.4	Counterparts

This document may be signed in any number of counterparts. All counterparts together make one instrument.

4.5	No merger

The rights and obligations of the parties under this document do not merge on completion of any transaction contemplated by this document.

4.6	Entire agreement

(a)	This document supersedes all previous agreements about its subject matter. This document embodies the entire agreement between the parties.

(b)	To the extent permitted by law, any statement, representation or promise made in any negotiation or discussion, is withdrawn and has no effect except to the extent expressly set out or incorporated by reference in this document.

(c)	Each party acknowledges and agrees that it does not rely on any prior conduct or representation by the other party in entering into this document

4.7	Further assurances

Each party must do all things reasonably necessary to give effect to this document and the transactions contemplated by it.

4.8	No waiver

(a)	The failure of a party to require full or partial performance of a provision of this document does not affect the right of that party to require performance subsequently.

(b)	A single or partial exercise of or waiver of the exercise of any right, power or remedy does not preclude any other or further exercise of that or any other right, power or remedy.

(c)	A right under this document may only be waived in writing signed by the party granting the waiver, and is effective only to the extent specifically set out in that waiver.

4.9	Governing law and jurisdiction

(a)	The laws of Queensland govern this document.

(b)	Each party irrevocably submits to the non-exclusive jurisdiction of the courts of Queensland and courts competent to hear appeals from those courts.

4.10	Severability

A clause or part of a clause of this document that is illegal or unenforceable may be severed from this document and the remaining clauses or parts of the clause of this document continue in force.

4.11	Survival

The expiry, termination or earlier determination of the Sub-Lease will not affect any provision of this document which is expressly or by implication intended to come into force or continue after the expiry, termination or earlier determination of the Sub-Lease.

5	Confidentiality

(a)	The parties acknowledge that the existence and terms of, and the identity of the parties to, this document are strictly confidential (Confidential Information)

(b)	Except as stated in this document, each party must not and must not permit any of its officers, employees, agents, contractors or related bodies corporate to disclose any Confidential Information to any person, other than its professional advisers mortgagees, financiers or as required by law or directed or required by a court of competent jurisdiction, without the prior written consent of the party to whom the Confidential Information relates.

(c)	This clause 5:

(i)	operates for the benefit of all parties; and

(ii)	continues despite the termination of this document.

6	Notice

6.1	Method of giving notice

A notice, consent or communication under this document is only effective if it is:

(a)	in writing in English, signed by or on behalf of the person giving it;

(b)	addressed to the person to whom it is to be given; and

(c)	given as follows:

(i)	delivered by hand to that person’s address;

(ii)	sent to that person’s address by prepaid mail or by prepaid airmail, if the address is overseas; or

(iii)	sent by email to that person’s email address unless the sender receives a computer generated report that the email was not successfully sent, within two hours after the email being sent.

6.2	When is notice given

A notice, consent or communication given under clause 6.1 is given and received on the corresponding day set out in the table below. The time expressed in the table is the local time in the place of receipt.

If a notice is	It is given and received on
Delivered by hand or sent by email	(1)	that day, if delivered or sent by 5.00pm on a Business Day; or
	(2)	the next Business Day, in any other case.
Sent by post	(1)	three Business Days after posting, if sent within Australia; or
	(2)	seven Business Days after posting, if sent to or from a place outside Australia.

6.3	Address for notices

Unless otherwise notified in writing, a person’s address for notices are those set out in the Reference Schedule to the Sub-Lease.

Executed as a deed and delivered on the date shown on the first page

SIGNED SEALED AND DELIVERED BY James Lyne Lord in the presence of:

Signature of Witness	Signature of James Lyne Lord

Name of Witness (please print)

SIGNED SEALED AND DELIVERED BY Marjorie Annette Lord in the presence of

Signature of witness	Signature of Marjorie Annette Lord

Name of Witness (please print)

SIGNED SEALED AND DELIVERED BY [#Sub-Lessee / Nominee#] ACN [#Insert#]

Signature of Director	Signature of Marjorie Annette Lord

Name of Director (please print)	Name of Director/Company Secretary (please print)

Annexure E- Power of Attorney

Dated

Power of attorney

Parties

Vast Solar Pty. Ltd CAN 136 258 574

James Lyne Lord and Marjorie Annette Lord

Norton Rose Fulbright Australia
[***]
[***]
Tel: [***]
[***]
Our ref: [***]

Power of Attorney deed poll dated

By	James Lyne Lord and Marjorie Annette Lord of [***] (Principal)

in favour of	Vast Solar Pty Ltd ACN 13S 258 574 of [***] (Attorney)

1	Definitions and interpretation

1.1	Definitions

The meanings of the terms used in this Deed are set out below.

(a)	Deed means this deed poll

(b)	Document means any document:

(i)	referred to under the Option

(ii)	required for the finalisation and registration of any Lease, or Easement at the Titles Office, or

(iii)	required to carry out the Principal s obligations under the Option

(c)	Easement has the meaning in the Option;

(d)	Lease has the meaning in the Option

(e)	Option means the option and licence between the Principal and the Attorney, entered into around the date of this Deed, and

(f)	Titles Office means the Department of Natural Resources, Mines and Energy, or such replacement department responsible for the registration of land titles in Queensland.

1.2	Interpretation

In this Deed:

(a)	headings and bold type are for convenience only and do not affect the interpretation of this Deed;

(b)	the singular includes the plural and the plural includes the singular;

(c)	words of any gender include all genders;

(d)	other parts of speech and grammatical forms of a word or phrase defined in this Deed have a corresponding meaning;

(e)	an expression importing a person includes any company, partnership, joint venture, association, corporation or other body corporate and any government agency as well as an individual;

(f)	a reference to a clause or a party, is a reference to a clause of, and a party to, this Deed;

(g)	a reference to any legislation includes all delegated legislation made under it and amendments, consolidations, replacements or re-enactments of any of them;

(h)	a reference to a document includes all amendments or supplements to, or replacements or novations of, that document;

(i)	a reference to a party in a document (including a party to this Deed) includes that party’s successors and permitted assignees;

(j)	a promise on the part of 2 or more persons binds them jointly and severally;

(k)	no provision of this Deed will be construed adversely to a party because that party was responsible for the preparation of this Deed or that provision;

(l)	a reference to a body, other than a party to this Deed (including an institute, association or authority), whether statutory or not:

(i)	which ceases to exist; or

(ii)	whose powers or functions are transferred to another body,

is a reference to the body which replaces it or which substantially succeeds to its powers or functions: and

(m)	the words ‘include’ or ‘for example’ or similar expressions are not words of limitation.

2	Appointment as attorney

2.1	Subject to clause 7, the Principal irrevocably and unconditionally appoints the Attorney to be the attorney of the Principal with the authority to do any of the following in the name of the Principal, and on the Principal’s behalf (whether in or outside Australia):

(a)	execute each Document in a form and substance satisfactory to the Attorney, and to finalise, settle and complete any blanks in, or supplement or amend any Document (whether or not changes are material and whether or not they involve changes to the parties);

(b)	complete and sign any document or dealing contemplated by the Option or do anything the Principal must or may do under the Option on the Principal’s behalf, if the Principal does not:

(i)	comply with any of its obligations under the Option within a reasonable time of being asked or required to do so; or

(ii)	carry out an obligation under the Option properly or completely, in the opinion of the Principal

2.2	In this clause 2, execute includes executing under hand or under seal and delivering, either conditionally or unconditionally, whether the document is in the form of an agreement or a deed or something else.

3	Ratification

A Principal is bound by the acts of the Attorney performed on its behalf in the exercise of a power under this Deed. The Principal agrees to ratify and confirm whatever the Attorney does in the exercise or purported exercise of the powers granted by this Deed

4	Delegation

4.1	The Attorney has authority to appoint one or more persons to act as an additional or substitute attorney for the Principal and to exercise one or more of the powers conferred on the Attorney by this Deed including the power to appoint an additional or substitute attorney The expression “Attorney” in this Deed includes any such additional or substitute attorney.

4.2	The Attorney may execute any Document on behalf of the Principal even if it contains a power of attorney or other delegation.

5	Indemnity

5.1	The Attorney is not personally liable in relation to any Document executed or ether act performed under this Deed.

5.2	The Principal will, on demand, indemnify the Attorney in respect of all costs, expenses, losses or liabilities of any kind which the Attorney incurs or suffers in connection with anything done or omitted in the exercise of the powers conferred on the Attorney under this Deed.

6	Reliance

A person dealing with the Attorney in good faith may accept as correct and may rely without further enquiry on a statement from that Attorney that:

(a)	the person is an Attorney under this Deed

(b)	a document is a “Document” for the purposes of this Deed or that an act of the Attorney is authorised under this Deed,

(c)	this Deed is in effect; and

(d)	the Attorney has received no notice of revocation of the powers conferred on them by this Deed.

7	Revocation

The powers given to the Attorney in this Deed are irrevocable until the date of registration of the Document at the Titles Office, in a form acceptable to the Attorney. After that date, those powers expire automatically

8	Governing law

The laws of Queensland govern this Deed

Executed as a Deed and delivered on the date shown on the first page by the Principal

Signed sealed and delivered by James Lyne Lord in the presence of:

Signature of Witness

Name of Witness (BLOCK LETTERS)

Signed sealed and delivered by Marjorie Annette Lord in the presence of:

Signature of witness

Name of Witness (BLOCK LETTERS)

Address of witness

[***]